[LOGO OF EATON VANCE
 APPEARS HERE]


                       Semiannual Report February 28, 1998


[PHOTO OF HIGHWAY                  EATON VANCE
 APPEARS HERE]
                                    MUNICIPALS

                                       TRUST


                      Global Management-Global Distribution

[PICTURE OF BROOKLYN
 BRIDGE APPEARS HERE]

                                                         [PICTURE OF EDUCATION
                                                          BUILDING APPEARS HERE]

                                   EDUCATION


                                         Alabama

                                        Arkansas

                                         Georgia

                                        Kentucky

                                       Louisiana

                                        Maryland

                                        Missouri

                                  North Carolina

                                          Oregon

                                  South Carolina

                                       Tennessee

                                        Virginia

Eaton Vance Municipal Funds as of February 28, 1998

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter,
President

The past six months have been very favorable for the municipal bond market. Low inflation and declining interest rates produced strong returns for the tax-exempt sector. As a measure of overall municipal bond market performance, the Lehman Brothers Municipal Bond Index* - a widely recognized, unmanaged index of municipal bonds - had a total return of 5.0% for the six months ended February 28, 1998.

Amid volatile global markets, more investors were drawn to municipal bonds...

Against a backdrop of moderate-to-strong economic growth and low inflation, investors in 1997 again focused on the unique advantages of municipals, which remain among the best tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A sound economy has resulted in improving municipal credits...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for states and local issuers. As a result, many areas hard-hit in the recessions of the 1970s and 1980s have since recovered, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.

                           [BAR GRAPH APPEARS HERE]

Municipal bonds yield 88% of Treasury yields

         5.13%                              8.02%

30-Year AAA-rated                  Taxable equivalent yield
General Obligation (GO) Bonds*     in 36% tax bracket


         5.80%

30-Year Treasury bond

Principal and interest payments of Treasury securities guarenteed by the U.S. government.

*Go yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of January 31, 1998.

Past performance is no guarentee of future results.
Source: Bloomsberg, L.P

1998 should bring more opportunities for municipal investors...

At present, there is little sign of inflation on the horizon, and, with the Asian turmoil of recent months, it's possible that the economy may slow somewhat in the next year. Meanwhile, the federal budget situation has improved dramatically in the past several years.

Naturally, those conditions are subject to change over time. The market could be vulnerable if the economy strengthens or the budget situation unexpectedly worsens. We will, of course, continue to closely monitor economic progress.

As for the tax-exempt market, municipal bonds currently represent unusual value relative to their taxable counterparts. We believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.


                                                Sincerely,

                                                /s/ Thomas J. Fetter

                                                Thomas J. Fetter,
                                                President
                                                April 10, 1998




*It is not possible to invest directly in an index.



--------------------------------------------------------------------------------
Effective November 24, 1997, Cynthia J. Clemson became Portfolio Manager of the Kentucky Municipals Portfolio, replacing Nicole Anderes. Ms. Clemson, a Vice President of Eaton Vance Management and Boston Management and Research, also manages other Eaton Vance municipal portfolios.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Alabama Municipals Fund as of February 28, 1998

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN APPEARS HERE]

William H. Ahern,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Alabama is still in transition from a low-wage, low-skill manufacturing-based economy to one with greater diversity, higher wages, and higher-skilled jobs. Manufacturing employment declined 1% in the 12 months ended September 30, 1997, but the loss of jobs was much less severe than it had been a year earlier.

 . Within manufacturing, low-paid apparel jobs are being replaced by higher paid jobs in transportation equipment - including ships, vehicles, missiles, and rockets - which should grow in 1998, according to a recent Federal Reserve forecast. Boeing has announced that up to 3,000 new jobs will be created in a new $400 million Decatur-based rocket plant upon its completion in 1999.

 . The service sector, which accounts for 23% of Alabama's non-farm employment, grew 2.6% from the third quarter of 1996 to the third quarter of 1997. Much of this growth came from the expanding health services and business services sectors.

Management Update
--------------------------------------------------------------------------------

 . The bond market has been favorable over the past six months, with declining interest rates translating into solid total returns for investors. In this environment, we have focused on increasing performance without sacrificing yield. Where possible, we have sold some of our premium, or higher-coupon, issues and replaced them with lower coupon bonds which perform better in a rally.

 . Our research staff continued to focus on locating non-rated, higher-yielding bonds which can increase the Fund's income without taking unnecessary risks.

 . Insured bonds, prevalent in Alabama, provide excellent security but do not offer as much upside potential. As a result, fund turnover has been low as we continue to seek issues meeting our high total return criteria.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.6%. This return resulted from an increase in net asset value (NAV) per share to $10.06 on February 28, 1998 from $9.86 on August 31, 1997 and the reinvestment of $0.250 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.3% during the period, the result of an increase in NAV to $11.07 from $10.85 and the reinvestment of $0.237 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $10.06 for Class A and $11.07 for Class B, the distribution rates were 4.91% and 4.20%, respectively./2/ The SEC 30-day yields at February 28 were 3.70% and 3.07%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------
                                              [GRADUATION CAP ICON APPEARS HERE]

   University of Alabama in Huntsville
   Student Housing Revenue Bonds,
   Series 1994-A

 . This bond issue was used to refinance a previous issue from 1991 whose proceeds have been used for ongoing improvements and capital projects at The University of Alabama in Huntsville. The bonds are secured in part by revenues from the Student Housing Facility, a seven-story building housing 416 students in 104 suites.

 . The bonds, which are insured by MBIA Insurance Corporation, are triple-A rated by Moody's and Standard & Poor's.+

--------------------------------------------------------------------------------
/1/ Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/ Returns are calculated by determining the percentage change in net asset value
(NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998


Performance/4/                                         Class A         Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 8.4%            7.9%
Five Years                                               N.A.            5.3
Life of Fund*                                            5.2             6.9

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                 3.2%            2.9%
Five Years                                               N.A.            5.0
Life of Fund*                                            4.0             6.7

*Inception Dates - Class A: 12/7/93; Class B: 5/1/92


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Hospitals                                     15.7%

Insured Water & Sewer+                        15.6%

Industrial Revenue/Pollution Control          13.4%

Insured General Obligations+                   9.8%

Insured Education+                             6.2%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                60

Average Maturity                         21.2 Yrs.

Effective Maturity                        9.3 Yrs.

Average Rating                                 AA-

Average Call                              6.5 Yrs.

Average Dollar Price                       $105.99

+Private insurance does not remove the interest rate risks that are associated with these investments.

Arkansas Municipals Fund as of February 28, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]

Timothy T. Browse,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 .  Despite a decline in Arkansas' manufacturing sector - which, like many other
   Southern states, resulted from job losses in the apparel and textile industries - the economy expanded in 1997. This growth came from the vibrant services and construction sectors, as well as the state's dominant food products, lumber, paper goods, and agricultural industries.

 . Arkansas' growth, which has been ongoing since 1991, slowed in 1997 from a faster pace in the early 1990s. Employment increased approximately 1.3% in 1997, and the unemployment rate remained below the nation's during the year.

 .  Revenue collections in the state grew at an annual rate of 4.6% in fiscal
   1998, which was down from the 5.6% rate a year earlier, but ahead of forecasts. The state's GO debt is rated Aa3 by Moody's, reflecting its sound financial condition and solid economy.

Management Update
--------------------------------------------------------------------------------

 . To maintain the Fund's upside potential in a declining interest rate environment, we have, in the past six months, sold some of the higher coupon holdings and added some discounts. Our goal is to keep a diverse group of bonds in which high- and low-coupon issues are balanced around the ever-changing market interest rates.

 . A positive and recent development in Arkansas was the issuance of bonds by the University of Arkansas. We acquired two significant issues and are pleased with the coupon and call structure and the good name of the University. Because these are discount bonds, they should outperform in a market rally. As new issues have come to market in Arkansas, we have been able to liquidate some of our Puerto Rico holdings and swap into local bonds that more directly benefit the state's residents.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.8%. This return resulted from an increase in net asset value (NAV) per share to $10.03 on February 28, 1998 from $9.81 on August 31, 1997 and the reinvestment of $0.250 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.5% during the period, the result of an increase in NAV to $10.75 from $10.51 and the reinvestment of $0.229 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $10.03 for Class A and $10.75 for Class B, the distribution rates were 5.02% and 4.19%, respectively./2/ The SEC 30-day yields at February 28 were 4.35% and 3.69%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------
                                                       [HOUSE ICON APPEARS HERE]

   Arkansas Development Finance Authority
   Single Family Mortgage Revenue Bonds
   1995 Series C

 . The proceeds from this bond issue will be used to provide mortgage loans for single family residences in Arkansas. The mortgage program targets families with low to middle income levels.

 .  The Authority was created in 1985 as part of the Arkansas Development Finance
   Authority Act to make it easier for Arkansas families to obtain housing.

 . The bonds provide funds for the Mortgage-Backed Securities Program, in which U.S. Government-backed securities are backed by the proceeds from this issue. These securities can then be sold to investors.

--------------------------------------------------------------------------------
/1/ Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/ Returns are calculated by determining the percentage change in net asset value
(NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year./5/ Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of February 28, 1998

Performance/4/                                         Class A         Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 8.7%            8.1%
Five Years                                               N.A.            5.1
Life of Fund*                                            5.1             6.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                 3.6%            3.1%
Five Years                                               N.A.            4.8
Life of Fund*                                            3.9             6.2

*Inception Dates - Class A: 2/9/94; Class B: 10/2/92


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Industrial Development & Pollution Control                 15.4%

Hospitals                                                  14.6%

Housing                                                    12.0%

Colleges and Universities                                   8.4%

Insured Electric Utilities+                                 8.3%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                             50

Average Maturity                                      20.0 Yrs.

Effective Maturity                                    10.0 Yrs.

Average Rating                                               A+

Average Call                                           8.8 Yrs.

Average Dollar Price                                    $105.24

+Private insurance does not remove the interest rate risks that are associated with these investments.

Georgia Municipals Fund as of February 28, 1998

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J.
CLEMSON APPEARS HERE]

Cynthia J. Clemson,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Georgia has experienced moderate growth since it's rapid expansion in the years up to and including the 1996 summer Olympics. The state's economy benefits from a diverse base, including services, trade, tourism, and manufacturing. The unemployment rate, ranging between 4% and 4.5% in the latter half of 1997, is below the nation's.

 . Employment in the services sector grew 3.5% from the third quarter of 1996 to the third quarter of 1997. Growth was led by business services, health and hospital services, and the hotel industry. With 85 new hotels built in the past two years alone, there is some concern about oversupply, but a bustling convention business in 1998 is expected to keep occupancy up.

 . Manufacturing, though hurt by severe losses in the apparel industry, continues to benefit from growth in the aerospace, telecommunications, and automotive industries. Trade has grown dramatically since the passage of NAFTA, with 1996 exports to Mexico and Canada up 60% and 30%, respectively, from the pre-NAFTA levels of 1993.

Management Discussion
--------------------------------------------------------------------------------

 . During the six-month period, we continued to seek lower-coupon bonds to offset the Fund's high-yield issues, thereby keeping the Portfolio balanced and enhancing its performance.

 . We were fortunate to have found several attractively structured new issue credits that helped diversify the Fund. These bonds came with long call features, solid credit ratings, and good coupons.

 . While issuance in municipal bonds at the state level has generally been low, we have found good value in the water & sewer sector and the hospital sector. In both cases, we found bonds with good call protection and attractive coupons.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.9%. This return resulted from an increase in net asset value (NAV) per share to $9.72 on February 28, 1998 from $9.50 on August 31, 1997 and the reinvestment of $0.243 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.7% during the period, the result of an increase in NAV to $10.38 from $10.14 and the reinvestment of $0.232 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.72 for Class A and $10.38 for Class B, the distribution rates were 5.05% and 4.38%, respectively./2/ The SEC 30-day yields at February 28 were 4.11% and 3.83%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------

   Municipal Electric Authority of Georgia        [POWER LINE ICON APPEARS HERE]
   Power Revenue Bonds, Series Z

 . The proceeds from these bonds have been used to fund major capital projects related to the maintenance and upgrading of several power generating plants owned by the Municipal Electric Authority of Georgia, which was created to provide power to residents of the state.

 . Capital improvements undertaken thus far have included major additions, renewals, replacements, repairs and betterments to the system's generating and transmission facilities. The Authority's ownership in generating units represents 1,558 megawatts of electrical capacity.

--------------------------------------------------------------------------------
/1/Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998


Performance/4/                                           Class A      Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                   8.6%         8.1%
Five Years                                                 N.A.         4.6
Life of Fund*                                              4.4          5.9

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                   3.5%         3.1%
Five Years                                                 N.A.         4.3
Life of Fund*                                              3.2          5.9

*Inception Dates - Class A: 12/7/93; Class B: 12/23/91


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Electric Utilities                              14.9%
Housing                                         14.4%
Insured Hospitals+                              13.2%
Industrial Development/
Pollution Control                               10.1%
Insured Water & Sewer+                           8.4%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                                              56

Average Maturity                                                       21.3 Yrs.

Effective Maturity                                                     12.3 Yrs.

Average Rating                                                               AA-

Average Call                                                            8.6 Yrs.

Average Dollar Price                                                     $106.64


+Private insurance does not remove the interest rate risks that are associated with these investments.

Kentucky Municipals Fund as of February 28, 1998

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J.
CLEMSON APPEARS HERE]

Cynthia J. Clemson,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Kentucky's economy grew strongly in 1997, with employment rising 2.2%, just slightly below the national increase of 2.3% and higher than the state's 1.9% employment growth in 1996. Approximately 36,500 jobs were added in 1997, with gains of 13,500 in services, 7,900 in retail trade, and 2,000 in manufacturing.

 . One of the pleasant surprises in 1997 was the rebound in manufacturing, which had lost 2,000 jobs - primarily in the apparel industry - in 1996. Most of the gains in 1997 occurred in the wood, paper, and transportation equipment industries.

 . Forecasters expect Kentucky to grow at a faster rate than the U.S. in 1998, with an expanding population benefiting from higher personal income levels. Services employment, especially in business, health care, and retail trade, is expected to lead the way.

Management Update
--------------------------------------------------------------------------------

 . The municipal bond market has produced solid returns over the past six months. As the equity markets have become more volatile, many investors are beginning to realize the value of municipal bonds and the benefits of tax-free income dividends.

 .  The Fund has continued to perform well in favorable bond market conditions.
   The Fund's coupon "barbell" structure -- in which high and low coupon bonds are balanced -- enhanced performance as interest rates declined.

 . We have worked to refine the Portfolio's balance so that it will continue to benefit from the market's upward movement. To this end, we have sought to improve call structure, and have replaced some of the premium holdings with better-performing discount issues.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.7%. This return resulted from an increase in net asset value (NAV) per share to $9.88 on February 28, 1998 from $9.68 on August 31, 1997 and the reinvestment of $0.249 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.4% during the period, the result of an increase in NAV to $10.63 from $10.41 and the reinvestment of $0.234 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.88 for Class A and $10.63 for Class B, the distribution rates were 5.08% and 4.33%, respectively./2/ The SEC 30-day yields at February 28 were 4.26% and 3.75%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------
                                                    [AIRPLANE ICON APPEARS HERE]

   Kenton County, Kentucky Airport Board
   Special Facilities Revenue Bonds
   Delta Airlines Project

 . This 1992 bond issue was used to finance several significant improvements and upgrades to the Kenton County Airport. The projects included constructing a new terminal and concourse, expanding and modifying an existing concourse, and constructing a high-speed baggage conveying system. Several other facilities improvements were also included.

 . Delta Airlines, the major airline using this airport, is obligated under its lease agreement to make rental payments sufficient to pay back the principal and interest on the bonds.

--------------------------------------------------------------------------------
/1/ Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% -3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year. /5/ Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of February 28, 1998

Performance/4/                                          Class A      Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  9.3%         8.5%
Five Years                                                N.A.         5.1
Life of Fund*                                             4.9          6.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  4.2%         3.5%
Five Years                                                N.A.         4.8
Life of Fund*                                             3.7          6.3

*Inception Dates - Class A: 12/7/93; Class B: 12/23/91


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Industrial Development/Pollution Control        24.3%
Insured Hospitals+                              15.5%
Lease/Certificates of Participation              10.6%
Insured Water & Sewer+                           8.9%
Housing                                          7.0%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                                              72

Average Maturity                                                       22.1 Yrs.

Effective Maturity                                                      8.8 Yrs.

Average Rating                                                                A+

Average Call                                                            7.8 Yrs.

Average Dollar Price                                                     $104.50


+Private insurance does not remove the interest rate risks that are associated with these investments.

Louisiana Municipals Fund as of February 28, 1998

INVESTMENT UPDATE


[PHOTO OF ROBERT B.
MACINTOSH APPEARS HERE]

Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Louisiana's relatively slow growth in 1997 - below that of the nation - masks positive trends in the manufacturing sector which portend solid growth over the next several years. The service sector, although hurt by disappointments related to the gambling industry, has been bolstered by employment gains in health services and business services.

 . The manufacturing sector in Louisiana has benefited from the shipbuilding industry, whose growth should continue. One company, Avondale Industries, has a contract in excess of $5 billion from the U.S. Navy to build eight amphibious assault ships, as well as a contract to build two crude oil carriers, with options for more oil-related ships. The company expects to add 1,000 new jobs by the year 2000.

 . Unemployment in the state hovers around 6% - well above the national level - but this is a tremendous improvement from the 8% average of 1994.

Management Update
--------------------------------------------------------------------------------

 .  The municipal bond market has produced solid returns over the past six months
   - both in Louisiana and nationally. As the equity markets have become more volatile, many investors are beginning to realize the value of municipal bonds and the benefits of tax-free income dividends.

 . To increase performance, we have added zero coupon bonds and have swapped out of bonds with shorter calls into longer-call bonds.

 . The state has quite a few industrial revenue bonds, and, as a result, so does the Fund. We have added some hospital issues and a university issue to bring increased diversity. We have pared back on housing bonds because the performance upside has become limited. We believe the Fund's shareholders will be better served with stronger-performing issues.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.6%. This return resulted from an increase in net asset value (NAV) per share to $9.93 on February 28, 1998 from $9.75 on August 31, 1997 and the reinvestment of $0.265 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.3% during the period, the result of an increase in NAV to $10.50 from $10.31 and the reinvestment of $0.246 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.93 for Class A and $10.50 for Class B, the distribution rates were 5.38% and 4.59%, respectively./2/ The SEC 30-day yields at February 28 were 4.49% and 3.95%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------

   State of Louisiana Hospital Service District      [MEDICAL ICON APPEARS HERE]
   No. #3 of Lafourche Parish
   1993 Hospital Revenue Bonds

 . This bond issue financed a major construction and renovation project for the Thibodaux Hospital and Health Centers. The project included: constructing and equipping a cancer center adjacent to the hospital; renovating and expanding inpatient and surgical facilities; expanding intensive care and emergency units; building an outpatient services facility; and renovating the administrative areas of the hospital.

 .  The design aspects of the project were managed by Houston-based Falick/Klein
   Partnership, Inc. (FKP), one of the largest architectural firms in the U.S.

--------------------------------------------------------------------------------
/1/Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998

Performance/4/                                          Class A      Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  8.8%         7.8%
Five Years                                                N.A.         4.9
Life of Fund*                                             5.3          6.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  3.6%         2.8%
Five Years                                                N.A.         4.5
Life of Fund*                                             4.0          6.2

*Inception Dates - Class A: 2/14/94; Class B: 10/2/92


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Housing                                         20.3%
Life Care                                       14.1%
Industrial Development/
Pollution Control                               12.8%
Insured General Obligations+                     9.7%
Hospitals                                        6.1%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                                              46

Average Maturity                                                       25.0 Yrs.

Effective Maturity                                                     12.4 Yrs.

Average Rating                                                               AA-

Average Call                                                           10.4 Yrs.

Average Dollar Price                                                      $95.87


+Private insurance does not remove the interest rate risks that are associated with these investments.

Maryland Municipals Fund as of February 28, 1998

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T.
BROWSE APPEARS HERE]

Timothy T. Browse,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . The Maryland economy had a good year in 1997, with solid growth in the services, trade, construction, communications, and utilities sectors. Nonfarm payrolls increased 1.7% in fiscal 1997 and are expected to double to 2.2% in fiscal 1998. The unemployment rate, which was 5.0% in January, 1997, finished the year at 4.8%.

 . Due to its proximity to Washington, D.C., Maryland's economy is highly dependent on the federal government. As the U.S. government has closed military bases around the country, some Maryland bases, such as the Patuxent River Naval Air Station, have grown.

 . Maryland's finances are sound, reflecting its healthy economy. The state produced an estimated operating surplus of $80 million last year, bringing its reserves to roughly $675 million. At the end of fiscal 1997, reserves declined to $490.4 million. A10% income tax cut, phased in over the next five years, should spur continued job growth.

Management Update
--------------------------------------------------------------------------------

 . Maryland has had the good fortune in recent months of experiencing a surge in new municipal bond issuance. This has given us the opportunity to sell some of the Fund's higher-coupon holdings and add some discount bonds, thus maintaining the Fund's upside potential in a declining interest rate environment. It also helps fulfill our goal of keeping a healthy mix of high- and low-coupon holdings balanced around the ever-changing market interest rate.

 . The strong supply has also allowed us to tailor each new issue around our particular needs for call protection and coupon structure. During the six-month period, we have acquired some new hospital issues and a private school bond. In both cases, the bonds were well structured, with attractive coupons and call features that should enhance performance.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.8%. This return resulted from an increase in net asset value (NAV) per share to $10.03 on February 28, 1998 from $9.81 on August 31, 1997 and the reinvestment of $0.247 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.5% during the period, the result of an increase in NAV to $10.95 from $10.71 and the reinvestment of $0.235 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $10.03 for Class A and $10.95 for Class B, the distribution rates were 4.97% and 4.22%, respectively./2/ The SEC 30-day yields at February 28 were 4.03% and 3.50%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------

   City of Baltimore Port Facilities                    [SHIP ICON APPEARS HERE]
   Revenue Bonds - Consolidation
   Coal Sales Company Project

 . This bond issue was used to refinance a previous issue, which provided funding for several improvements and renovations and additions to the Canton area of the Port of Baltimore. This facility consists of piers, docks, and wharves, as well as handling, transportation, and storage facilities for the state's bustling export trade business.

 .  The bonds are backed by Consolidated Coal Sales Co. and E.I. du Pont de
   Nemours & Co.

--------------------------------------------------------------------------------
/1/Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year. /5/Subject to change due to active management.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998

Performance/4/                                       Class A         Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One Year                                               9.5%            8.6%
Five Years                                             N.A.            5.3
Life of Fund*                                          5.2             6.6

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                               4.3%            3.6%
Five Years                                             N.A.            4.9
Life of Fund*                                          4.0             6.6

*Inception Dates - Class A: 12/10/93; Class B: 2/3/92


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]


Hospitals                       14.2%
Housing                         11.6%
Insured Hospitals+              11.2%
Industrial Development/
Pollution Control                8.4%
Electric Utilities               6.8%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                                              68

Average Maturity                                                       23.4 Yrs.

Effective Maturity                                                     11.8 Yrs.

Average Rating                                                               AA-

Average Call                                                            7.6 Yrs.

Average Dollar Price                                                     $105.06


+Private insurance does not remove the interest rate risks that are associated with these investments.

Missouri Municipals Fund as of February 28, 1998

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J.
CLEMSON APPEARS HERE]

Cynthia J. Clemson,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Missouri's economy, like that of many states in the U.S., grew solidly in 1997. Total employment increased 2.2%, and the unemployment rate declined from 4.7% in January, 1997 to 3.8% in January, 1998. Much of the state's growth came from the services sector, as well as other nonmanufacturing industries.

 . Although the manufacturing sector as a whole showed a decline during the year, some industries, such as automotive and aerospace manufacturing, remained steady. Large employers in this sector include the Big Three automakers and the military aircraft division of Boeing/McDonnell Douglas.

 . The outlook for 1998 is positive. Services employment is expected to continue growing in 1998, with an increase of 3.5%, or 24,000 new jobs, over 1997. Employment in the finance, insurance and real estate (FIRE) sector is expected to increase 2.4% in 1998, with job increases in the trade and transportation sectors of 1.1% and 2.0%, respectively.

Management Update
--------------------------------------------------------------------------------

 . In Missouri, municipal bond issuance has been relatively light - a trend felt in many states - but, as a leader in the municipal bond arena, we have been able to find value through our excellent relationships with our dealers in the marketplace.

 . The health care sector has provided good opportunities for adding value to the Portfolio during the past six months. The industry is generally well managed in Missouri, and we have found high-yielding bonds with good call features. Another sector where we found higher issuance was in industrial development revenue (IDR) bonds, which added diversity to the Portfolio and typically offer attractive yields.

 . We continue to seek lower-coupon, insured bonds to offset our high-yield issues, thereby providing the Portfolio with balance and performance.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 5.4%. This return resulted from an increase in net asset value (NAV) per share to $10.21 on February 28, 1998 from $9.93 on August 31, 1997 and the reinvestment of $0.246 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 5.0% during the period, the result of an increase in NAV to $11.31 from $11.01 and the reinvestment of $0.240 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $10.21 for Class A and $11.31 for Class B, the distribution rates were 4.86% and 4.17%, respectively./2/ The SEC 30-day yields at February 28 were 4.14% and 3.63%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------

   Missouri Health and Educational                            [GRADUATION CAP
   Authority Facilities Revenue Bonds -                       ICON APPEARS HERE]
   St. Louis University, Series 1996

 . The proceeds from this bond issue were used to finance a series of projects at St. Louis University. Major projects included the relocation and construction of Parks College ($12 million); new construction and major renovations at the School of Allied Health Professions ($12 million); the construction of additional student housing ($5 million) and the renovation of Xavier Hall ($4.9 million).

 . The bonds are triple-A rated by both Moody's and Standard &Poor's, and are insured by AMBAC Indemnity Corporation.+

--------------------------------------------------------------------------------
/1/Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year. /5/Subject to change due to active management.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998

Performance/4/                                          Class A      Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 10.2%         9.2%
Five Years                                                N.A.         5.6
Life of Fund*                                             5.6          7.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  4.9%         4.2%
Five Years                                                N.A.         5.3
Life of Fund*                                             4.4          7.2

*Inception Dates - Class A: 12/7/93; Class B: 5/1/92

5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Hospitals                               16.1%
Industrial Development/
Pollution Control                       13.9%
Insured Hospitals+                      13.9%
Insured Electric Utilities+              8.2%
Lease/Certificates of Participation      8.0%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                                              54

Average Maturity                                                       21.2 Yrs.

Effective Maturity                                                     10.4 Yrs.

Average Rating                                                                A+

Average Call                                                            8.5 Yrs.

Average Dollar Price                                                     $103.22



+Private insurance does not remove the interest rate risks that are associated with these investments.

North Carolina Municipals Fund as of February 28, 1998

INVESTMENT UPDATE


[PHOTO OF ROBERT B.
MACINTOSH APPEARS HERE]

Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . North Carolina's economy continued growing at a solid rate in 1997, aided by a diverse base of sectors that included services, finance, and trade. In particular, the economy has benefited from rapid growth among high-technology companies located in the Research Triangle Park area. This growth has been fueled, to a large extent, by the highly skilled labor force educated at the state's three major research universities.

 . In fiscal 1997, employment growth in North Carolina was 2.6%, ahead of the U.S. rate of 2.1% during the same period. Unemployment declined from 3.8% in January, 1997, to 3.6% in January, 1998 - well below the U.S. unemployment rate. The rate of personal income growth has exceeded that of the U.S. for the past three years.

 . North Carolina's thriving economy and conservative fiscal policies have resulted in a triple-A rating of its GO debt by Moody's. The General Fund balance increased 12.6% in 1997 over 1996 to nearly $1.5 billion, and the ratio of state debt to personal income (1.1%) is almost the lowest in the nation.

Management Update
--------------------------------------------------------------------------------

 . In the North Carolina Fund, we have added several bonds in the health care sector. Ample supply has resulted in attractive prices for these high-quality issues, and, as supply begins to slow, we should see some relative appreciation within this sector.

 .  Some of our holdings have been pre-refunded, which is a positive development.
   When a bond is pre-refunded, it is no longer backed by the credit of the issuer; rather, it is backed by an escrow fund of U.S. Treasury Bonds, which increases the value of the credit and gives it a superb, triple-A rating.

 . To increase performance, we have added zero coupon bonds and have swapped out of bonds with shorter calls into longer-call bonds.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.8%. This return resulted from an increase in net asset value (NAV) per share to $9.82 on February 28, 1998 from $9.61 on August 31, 1997 and the reinvestment of $0.249 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.4% during the period, the result of an increase in NAV to $10.56 from $10.34 and the reinvestment of $0.235 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.82 for Class A and $10.56 for Class B, the distribution rates were 5.11% and 4.36%, respectively./2/ The SEC 30-day yields at February 28 were 4.13% and 3.46%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------

   City of Charlotte, North Carolina,                  [HOUSE ICON APPEARS HERE]
   Mortgage Revenue Refunding Bonds -
   Double Oaks Apartment Project

 . These bonds were issued to refinance a previous offering originally issued in 1983. The original issue provided funding for a series of major renovations at the Double Oaks Apartment complex, a 570-unit housing project in Charlotte built in 1949-1950. Renovations included new siding, roofs, insulation, windows, and doors, as well as new kitchen facilities, natural gas heating systems, and bathrooms.

 . The bonds, which are triple-A-rated by Standard &Poor's, are backed by mortgages insured by the Federal Housing Authority (FHA).+

--------------------------------------------------------------------------------
/1/Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year./5/ Subject to change due to active management.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998

Performance/4/                                          Class A     Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                  9.5%        8.6%
Five Years                                                N.A.        4.7
Life of Fund*                                             4.7         6.2

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                  4.3%        3.6%
Five Years                                                N.A.        4.3
Life of Fund*                                             3.5         6.2

*Inception Dates - Class A: 12/7/93; Class B: 10/23/91


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Hospitals                               15.4%
Industrial Revenue/Pollution Control    14.7%
Housing                                 13.8%
Special Tax Revenue                      9.9%
Lease Certificates
of Redemption                            8.6%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                                                              73

Average Maturity                                                       21.7 Yrs.

Effective Maturity                                                     10.7 Yrs.

Average Rating                                                                A+

Average Call                                                            8.3 Yrs.

Average Dollar Price                                                     $102.74



+FHA insurance does not remove the interest rate risks that are associated with these investments.

Oregon Municipals Fund as of February 28, 1998

INVESTMENT UPDATE


[PHOTO OF THOMAS M. METZOLD APPEARS HERE]

Thomas M. Metzold,
Portfolio Manager



The Economy
--------------------------------------------------------------------------------

 . Oregon continued to show solid economic growth in 1997, with payroll employment expanding at a healthy 2.8% rate. Though down from the 4% average of the previous three years, Oregon's economic growth was still the 8th fastest in the nation, according to the Federal Reserve Bank of San Francisco.

 . Much of Oregon's growth over the past several years has been in the service sector, which accounts for close to a third of total non-farm employment. However, in 1997, manufacturing employment grew 4.2%, helping push the overall unemployment rate down to 5.1% by the fourth quarter. Most of the growth occurred in the high-tech, transportation equipment, and paper and pulp industries.

 . The growth in Oregon's economy has resulted in higher housing prices, with the median home price rising 10.2% in 1996 and 7.6% in 1997.

Management Update
--------------------------------------------------------------------------------

 . The municipal bond market's solid performance over the past six months reflected the near-perfect U.S. economic environment, in which steady growth was accompanied by low inflation and increased productivity. In this climate, interest rates trended downward, producing favorable returns for bond investors.

 . In 1997, Oregon voters passed Measure 50, which limits the growth of property taxes but ensures that vital services are still funded. As we expected, its passage has not had a significant impact on the state's bonds. However, we have worked to diversify the Portfolio to minimize any potential impact down the road.

 . We continue to pursue a value-oriented strategy, focusing on credit, coupon, and sector selection. This allows us to balance our goals of providing a high level of current income and maximizing potential for capital appreciation.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.5%. This return resulted from an increase in net asset value (NAV) per share to $9.79 on February 28, 1998 from $9.60 on August 31, 1997 and the reinvestment of $0.242 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.1% during the period, the result of an increase in NAV to $10.71 from $10.51 and the reinvestment of $0.230 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.79 for Class A and $10.71 for Class B, the distribution rates were 4.98% and 4.22%, respectively./2/ The SEC 30-day yields at February 28 were 4.26% and 3.70%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------
                                              [GRADUATION CAP ICON APPEARS HERE]

   City of Salem Educational Facilities
   Revenue and Refunding Bonds -
   Willamette University, Series 1994

 . The proceeds from this issue provided funding for several major improvements at Willamette University, including construction of a $2.5 million student housing apartment complex. This facility accommodates 100 students and includes studio, 1-bedroom, and 2-bedroom units. Among other projects financed was a new campus telephone system costing $500,000.

 . Founded in 1842, Willamette is the oldest college in the West, offering its 2,500 students a liberal arts curriculum and graduate schools in law and management.

--------------------------------------------------------------------------------
/1/ Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year. /5/Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998

Performance/4/                                           Class A       Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                   8.5%          7.7%
Five Years                                                 N.A.          4.8
Life of Fund*                                              4.5           6.3

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                   3.4%          2.7%
Five Years                                                 N.A.          4.5
Life of Fund*                                              3.3           6.3

*Inception Dates - Class A: 12/28/93; Class B: 12/24/91


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Housing                                              34.8%

General Obligations                                  13.1%

Industrial Development/Pollution Control             10.1%

Escrowd/Prerefunded                                   7.1%

Electric Utilities                                    5.4%


Portfolio Overview/5/
--------------------------------------------------------------------------------

Number of Issues                 56

Average Maturity          22.4 Yrs.

Effective Maturity         7.8 Yrs.

Average Rating                   AA

Average Call               6.4 Yrs.

Average Dollar Price        $105.96

South Carolina Municipals Fund as of February 28, 1998

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER APPEARS HERE]

Thomas J. Fetter,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . South Carolina's economy posted solid growth in 1997, despite some weakness in the manufacturing sector - particularly, in the textile industry, which lost 4,000 jobs - and the impact of base closings due to military cutbacks. Total employment increased from January, 1997 to January, 1998, and the unemployment rate declined 1.7% to 3.8% - well below the U.S. rate - in the same 12-month period.

 . Several sectors of the state's economy - including business services, health care, and transportation equipment - performed well during 1997, reflecting an increasingly diversified base. Along the coast, tourism continued to expand, and the Port of Charleston benefited from an increase in regional exports.

 . Despite the decline in textile employment, the manufacturing sector is recovering. A forecasted slowdown in the national economy - brought on, in part, by the Asian currency crisis - is expected to slow the state's growth somewhat in 1998.

Management Update
--------------------------------------------------------------------------------

 . The Fund's significant holdings in the industrial development and hospital sectors reflect the importance of these bond issues to South Carolina's economy. While these sectors offer good value, we have diversified into other solid areas such as housing and electric utilities.

 . The state government's Jobs Program - in which basic services jobs are backed by municipal bond issues - has been a tremendous success both for South Carolina's residents and for municipal bond holders. The Fund has several issues supporting this effort.

 . During the period, we have worked to balance our higher-yielding issues with lower-coupon, performance bonds to maximize total return. We have also selectively acquired some non-rated bonds, which can offer additional yield without imparting significant risk.

The Fund
--------------------------------------------------------------------------------
 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.9%. This return resulted from an increase in net asset value (NAV) per share to $9.99 on February 28, 1998 from $9.76 on August 31, 1997 and the reinvestment of $0.244 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.6% during the period, the result of an increase in NAV to $10.62 from $10.38 and the reinvestment of $0.238 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.99 for Class A and $10.62 for Class B, the distribution rates were 4.93% and 4.40%, respectively./2/ The SEC 30-day yields at February 28 were 4.07% and 3.56%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------
                                              [GRADUATION CAP ICON APPEARS HERE]

   Berkeley County, South Carolina
   Berkeley Schools Facilities Group
   Certificates of Participation, Series 1994

 . The proceeds from this issue financed the construction of two new elementary schools and one new high school for the Berkeley County School District. The high school accommodates approximately 1,200 and includes an on-campus stadium and athletic complex. Both elementary schools are designed to handle up to 900 students, kindergarten through fifth grade.

 . This issue, which is triple-A rated by Standard & Poor's and Moody's and insured by AMBAC Indemnity Corp., is a good example of how municipal financing can fulfill a vital community need.+

--------------------------------------------------------------------------------
/1/ Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/ Returns are calculated by determining the percentage change in net asset value
(NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 5Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998

Performance/4/                                            Class A       Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                    8.6%          8.1%
Five Years                                                  N.A.          4.9
Life of Fund*                                               5.0           6.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                    3.5%          3.1%
Five Years                                                  N.A.          4.6
Life of Fund*                                               3.7           6.0

*Inception Dates - Class A: 2/14/94; Class B: 10/2/92


5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Industrial Development/Pollution Control              32.5%

Insured Hospitals+                                    14.5%

Housing                                               11.4%

Electric Utilities                                     9.15

Insured Electric Utilities+                            5.7%


Portfolio Overview/5/
--------------------------------------------------------------------------------
Number of Issues                                        41

Average Maturity                                 21.5 Yrs.

Effective Maturity                                9.4 Yrs.

Average Rating                                          A+

Average Call                                      6.9 Yrs.

Average Dollar Price                               $106.04

+Private insurance does not remove the interest rate risks that are associated with these investments.

Tennessee Municipals Fund as of February 28, 1998
INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]

Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Tennessee's historical reliance on low-paying apparel jobs has changed over the past several years, as higher-paying auto manufacturing jobs have become more prevalent. Personal income has increased over 26% since 1993, reflecting this transition in the manufacturing sector.

 . The North American Free Trade Agreement (NAFTA) helped boost Tennessee's exports to over 7% of gross state product in 1996 from 5.8% in 1993, with Canada and Mexico providing the largest markets. Mexico primarily imports auto-related products; Canada imports chemicals, paper and rubber.

 . Employment growth in the service sector slowed from over 2% in 1996 to 1.5% in the 12 months ending September 30, 1997. Business services employment grew 2.7% during this period, while job declines occurred in the hotel and lodging industries. Health services grew strongly, and now accounts for 30% of all service sector jobs.

Management Update
--------------------------------------------------------------------------------

 . Municipal issuance in Tennessee continued to be below average during the past six months. As a result, we remained focused on finding bonds in sectors where issuance was higher.

 . The industrial development and housing sectors provided opportunities to add to the Portfolio. For example, we acquired a Memphis Shelby Northwest Airlink issue that came with excellent call protection and an attractive yield. Bonds in the housing sector, which are issued by a well-managed housing authority, also provided high yields for the Portfolio.

 . As always, we seek to balance our higher-yielding issues with lower-coupon, performance bonds in an effort to achieve a high overall total return for shareholders. In addition, we continue to seek high-quality non-rated bonds, which can offer additional yield without imparting significant risk.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.6%. This return resulted from an increase in net asset value (NAV) per share to $9.93 on February 28, 1998 from $9.74 on August 31, 1997 and the reinvestment of $0.252 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.2% during the period, the result of an increase in NAV to $10.79 from $10.58 and the reinvestment of $0.229 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.93 for Class A and $10.79 for Class B, the distribution rates were 5.12% and 4.17%, respectively./2/ The SEC 30-day yields at February 28 were 4.22% and 3.59%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------

   [FACTORY ICON APPEARS HERE]

   Maury County Industrial Development Board - Pollution Control Refunding Revenue Bonds - Saturn Corporation Project, Series 1994

 . The proceeds from this bond issue were used to finance a major capital project at the Saturn automobile manufacturing plant and the component parts manufacturing and assembly plant in Maury County. The project consisted of constructing and equipping air and water pollution control facilities and solid waste disposal facilities at the two plants.

 . Payment is guaranteed by General Motors Corp., Saturn Corporation's parent company. Saturn is a large manufacturing employer in the state of Tennessee.

--------------------------------------------------------------------------------
/1/ Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/ Returns are calculated by determining the percentage change in net asset value
(NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year./5/ Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998


Performance/4/                                           Class A        Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                   9.3%           8.4%
Five Years                                                 N.A.           5.5
Life of Fund*                                              5.0            6.6

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                   4.1%           3.4%
Five Years                                                 N.A.           5.2
Life of Fund*                                              3.8            6.5

*Inception Dates - Class A: 12/9/93; Class B: 8/25/92

5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Industrial Development/Pollution Control                   27.0%

Housing                                                    15.8%

Insured Electric Utilities+                                 8.4%

Insured Hospitals+                                          6.3%

Insured Education+                                          5.8%


Portfolio Overview/5/
--------------------------------------------------------------------------------
Number of Issues                                             53

Average Maturity                                      21.9 Yrs.

Effective Maturity                                    10.7 Yrs.

Average Rating                                              AA-

Average Call                                           8.0 Yrs.

Average Dollar Price                                    $107.06

+Private insurance does not remove the interest rate risks that are associated with these investments.

Virginia Municipals Fund as of February 28, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]

Timothy T. Browse,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Virginia's economy experienced solid growth in the first three quarters of 1997, though its rate of growth was slower than in the first three quarters of 1996. Total employment increased 2.9% from January, 1997 to September, 1997, compared to a 4.6% increase in 1996's first nine months. Unemployment declined from 4.5% in January to 4.1% in September.

 . Manufacturing employment, which increased during 1996, declined in 1997 from 397,000 in January to 395,700 in September. Most of the job losses occurred in the apparel and textile industries.

 . Northern Virginia, in which the state's fast-growing high-technology, computer and business service companies are located, had annualized job growth exceeding 4% in the first three quarters of 1997. Strong growth in these sectors is expected to continue in 1998.

Management Update
--------------------------------------------------------------------------------

 . As the market rallied in the past six months, bringing interest rates down to record lows, we have sold out of our holdings with shorter call features and added holdings with longer calls and lower coupons. Bonds with shorter calls can inhibit performance in a market rally. As we expect the bond market to continue performing well in 1998, the new additions to the Fund should enhance its performance.

 . We are always looking for ways to increase yield without sacrificing credit quality. The ongoing due diligence of our research staff has been instrumental in helping achieve this goal. In the Virginia Fund, we have added some industrial development bonds -- specifically, a Georgia Pacific issue -- which are solid credits that add significant yield.

 . We have added some zero coupon bonds, which typically enhance performance in a market rally and add balance to the Portfolio by offsetting the higher-coupon bonds.

The Fund
--------------------------------------------------------------------------------

 . During the six months ended February 28, 1998, the Fund's Class A shares had a total return of 4.7%. This return resulted from an increase in net asset value (NAV) per share to $9.81 on February 28, 1998 from $9.62 on August 31, 1997 and the reinvestment of $0.253 per share in tax-free dividend income./1/

 . The Fund's Class B shares had a total return of 4.3% during the period, the result of an increase in NAV to $10.85 from $10.63 and the reinvestment of $0.237 per share in tax-free dividend income./1/

 . Based on the Fund's most recent dividends and NAVs per share of $9.81 for Class A and $10.85 for Class B, the distribution rates were 5.20% and 4.29%, respectively./2/ The SEC 30-day yields at February 28 were 3.76% and 3.19%, respectively./3/

Your Investment at Work
--------------------------------------------------------------------------------
                                                      [BRIDGE ICON APPEARS HERE]
   Chesapeake Bay Bridge and Tunnel
   District General Resolution Revenue
   Bonds, Refunding Series 1996

 . This bond issue is financing the construction of a major refurbishment and expansion of the 20-mile trestle bridge and tunnel crossing at the mouth of the Chesapeake Bay between the City of Virginia Beach and Northampton County, designated as part of U.S. Route 13. This massive project includes construction of a parallel crossing of trestles, bridges, and roadways; the rehabilitation of existing trestles and bridges; and the construction of two new tunnels.

--------------------------------------------------------------------------------
/1/ Returns do not include maximum 4.75% initial sales charge for Class A shares or 5% contingent deferred sales charge (CDSC) for Class B shares; a portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax. /2/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price (for Class A shares) or the net asset value (for Class B shares) at the end of the period and annualizing the result. /4/ Returns are calculated by determining the percentage change in net asset value
(NAV) with all distributions reinvested. SEC returns for Class A reflect maximum sales charge as noted, and, for Class B, reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. /5/ Subject to change due to active management.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of February 28, 1998

Performance/4/                                         Class A         Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                 9.2%            8.2%
Five Years                                               N.A.            4.9
Life of Fund*                                            4.8             6.6

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                 4.1%            3.2%
Five Years                                               N.A.            4.6
Life of Fund*                                            3.6             6.6

*Inception Dates - Class A: 12/17/93; Class B: 7/26/91

5 Largest Sectors/5/
--------------------------------------------------------------------------------
By total investments

                           [BAR GRAPH APPEARS HERE]

Industrial Development/Pollution Control                  17.4%

Hospitals                                                 14.0%

Housing                                                   12.2%

Insured Hospitals+                                        10.4%

Lease/Certificates of Participation                        6.1%

Portfolio Overview/5/
--------------------------------------------------------------------------------
Number of Issues                                            78

Average Maturity                                     21.4 Yrs.

Effective Maturity                                   11.2 Yrs.

Average Rating                                             AA-

Average Call                                          7.6 Yrs.

Average Dollar Price                                   $105.72

+Private insurance does not remove the interest rate risks that are associated with these investments.

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of February 28, 1998


                                                     Alabama Fund     Arkansas Fund    Georgia Fund     Kentucky Fund
---------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                  $  89,973,510    $  54,787,240    $  83,709,111    $ 109,007,103
    Unrealized appreciation                              8,591,061        4,481,915        7,624,990        9,831,283
---------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)    $  98,564,571    $  59,269,155    $  91,334,101    $ 118,838,386
---------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $      33,490    $     129,764    $      36,491    $      22,703
Deferred organization expenses (Note 1D)                       378               17            1,878            1,958
---------------------------------------------------------------------------------------------------------------------------
Total assets                                         $  98,598,439    $  59,398,936    $  91,372,470    $ 118,863,047
---------------------------------------------------------------------------------------------------------------------------


Liabilities
---------------------------------------------------------------------------------------------------------------------------
Dividends payable                                    $     132,277    $      76,374    $     122,567    $     155,850
Payable for Fund shares redeemed                           110,414          114,003          216,862          205,587
Payable to affiliate for Trustees' fees (Note 4)               548              271              273              542
Accrued expenses                                            48,117           29,631           49,242           60,493
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    $     291,356    $     220,279    $     388,944    $     422,472
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $  98,307,083    $  59,178,657    $  90,983,526    $ 118,440,575
---------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                      $  93,126,665    $  57,356,826    $  90,491,967    $ 112,435,480
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of identified
    cost)                                               (3,478,002)      (2,611,188)      (7,104,021)      (3,701,162)
Accumulated undistributed (distributions in excess
    of) net investment income                               67,359          (48,896)         (29,410)        (125,026)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified       8,591,061        4,481,915        7,624,990        9,831,283
    cost)
---------------------------------------------------------------------------------------------------------------------------
Total                                                $  98,307,083    $  59,178,657    $  90,983,526    $ 118,440,575
---------------------------------------------------------------------------------------------------------------------------


Class A Shares
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $   4,989,181    $   1,223,326    $   1,783,639    $   1,096,893
Shares Outstanding                                         495,816          121,943          183,539          110,982
Net Asset Value and Redemption Price Per Share
    (Net assets / shares of beneficial interest              10.06            10.03             9.72             9.88
    outstanding)
Offering Price Per Share
    (100 / 95.25 of net asset value per share)               10.56            10.53            10.20            10.37
---------------------------------------------------------------------------------------------------------------------------


Class B Shares
---------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $  93,317,902    $  57,955,331    $  89,199,887    $ 117,343,682
Shares Outstanding                                       8,430,725        5,393,699        8,596,361       11,039,066
Net Asset Value, Offering Price and Redemption
    Price Per Share (Note 6)
    (Net assets / shares of beneficial interest
     outstanding)                                            11.07            10.75            10.38            10.63
---------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of February 28, 1998

                                                     Louisiana Fund   Maryland Fund    Missouri Fund    North Carolina Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                  $  32,362,756    $  98,693,903    $  71,228,789       $ 141,850,852
    Unrealized appreciation                              2,151,268        6,915,946        7,722,854          14,594,813
-----------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)    $  34,514,024    $ 105,609,849    $  78,951,643       $ 156,445,665
-----------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $          --    $      65,929    $      43,585       $      33,822
Deferred organization expenses (Note 1D)                     1,511              182              328                  --
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                         $  34,515,535    $ 105,675,960    $  78,995,556       $ 156,479,487
-----------------------------------------------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------------------------------------------
Dividends payable                                    $      48,120    $     133,970    $     101,002       $     198,762
Payable for Fund shares redeemed                               771          245,224          151,296              86,685
Payable to affiliate for Trustees' fees (Note 4)                29              542              280                 549
Accrued expenses                                            14,757           55,091           30,446              69,819
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    $      63,677    $     434,827    $     283,024       $     355,815
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $  34,451,858    $ 105,241,133    $  78,712,532       $ 156,123,672
-----------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                      $  34,374,532    $  99,763,956    $  72,957,595       $ 151,903,821
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of
    identified cost)                                    (2,070,557)      (1,414,259)      (2,013,361)         (9,987,577)
Accumulated undistributed (distributions in excess
    of) net investment income                               (3,385)         (24,510)          45,444            (387,385)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified
    cost)                                                2,151,268        6,915,946        7,722,854          14,594,813
-----------------------------------------------------------------------------------------------------------------------------
Total                                                $  34,451,858    $ 105,241,133    $  78,712,532       $ 156,123,672
-----------------------------------------------------------------------------------------------------------------------------


Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $   2,471,092    $   1,297,157    $   2,459,421       $  10,958,390
Shares Outstanding                                         248,893          129,277          240,989           1,115,848
Net Asset Value and Redemption Price Per Share
    (Net assets / shares of beneficial interest
    outstanding)                                     $        9.93    $       10.03    $       10.21       $        9.82
Offering Price Per Share
    (100 / 95.25 of net asset value per share)       $       10.43    $       10.53    $       10.72       $       10.31
-----------------------------------------------------------------------------------------------------------------------------


Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $  31,980,766    $ 103,943,976    $  76,253,111       $ 145,165,282
Shares Outstanding                                       3,046,265        9,488,272        6,742,557          13,744,347
Net Asset Value, Offering Price and Redemption
    Price Per Share (Note 6)
    (Net assets / shares of beneficial interest
    outstanding)                                     $       10.50    $       10.95    $       11.31       $       10.56
-----------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of February 28, 1998

                                                       Oregon Fund   South Carolina Fund     Tennessee Fund        Virginia Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                  $ 101,130,843       $  48,441,371        $  49,773,144        $ 143,364,070
    Unrealized appreciation                              7,911,783           4,700,592            4,226,210           13,385,616
-----------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)                 $ 109,042,626       $  53,141,963        $  53,999,354        $ 156,749,686
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $      65,249       $     126,187        $     212,253        $      93,781
Deferred organization expenses (Note 1D)                     1,625                  --                   --                   --
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                         $ 109,109,500       $  53,268,150        $  54,211,607        $ 156,843,467
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                $     138,597       $      72,089        $      68,718        $     204,167
Payable for Fund shares redeemed                            24,300              66,177              121,331              323,745
Payable to affiliate for Trustees' fees (Note 4)               559                 273                  280                  542
Accrued expenses                                            50,107              30,779               24,382               75,234
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    $     213,563       $     169,318        $     214,711        $     603,688
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $ 108,895,937       $  53,098,832        $  53,996,896        $ 156,239,779
-----------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                      $ 106,039,833       $  52,218,746        $  51,845,112        $ 149,565,059
Accumulated net realized loss on investments from
    Portfolio (computed on the basis of identified
    cost)                                               (5,093,267)         (3,899,690)          (2,035,413)          (6,552,917)
Accumulated undistributed (distributions in excess
    of) net investment income                               37,588              79,184              (39,013)            (157,979)
Net unrealized appreciation of investments from
    Portfolio (computed on the basis of identified
    cost)                                                7,911,783           4,700,592            4,226,210           13,385,616
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                $ 108,895,937       $  53,098,832        $  53,996,896        $ 156,239,779
-----------------------------------------------------------------------------------------------------------------------------------

Class A Shares
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $     848,909       $   1,199,007        $   2,146,638        $   1,807,299
Shares Outstanding                                          86,734             120,019              216,152              184,221
Net Asset Value and Redemption Price Per Share
    (Net assets / shares of beneficial interest
    outstanding)                                     $        9.79       $        9.99        $        9.93        $        9.81
Offering Price Per Share
    (100 / 95.25 of net assets value per share)      $       10.28       $       10.49        $       10.43        $       10.30
-----------------------------------------------------------------------------------------------------------------------------------

Class B Shares
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                           $ 108,047,028       $  51,899,825        $  51,850,258        $ 154,432,480
Shares Outstanding                                      10,089,794           4,887,511            4,807,395           14,230,521
Net Asset Value, Offering Price and Redemption
    Price Per Share (Note 6)
    (Net assets / shares of beneficial interest
    outstanding)                                     $       10.71       $       10.62        $       10.79        $       10.85
-----------------------------------------------------------------------------------------------------------------------------------
On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1998


                                                         Alabama Fund   Arkansas Fund   Georgia Fund   Kentucky Fund
------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolios                 $ 2,859,404    $ 1,737,589    $ 2,716,113    $ 3,559,592
Expenses allocated from Portfolios                           (254,463)      (146,105)      (223,963)      (299,437)
------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolios                     $ 2,604,941    $ 1,591,484    $ 2,492,150    $ 3,260,155
------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $     1,024    $       827    $       829    $     1,654
Distribution and service fees (Note 5)
    Class A                                                     3,662            512          2,019          1,271
    Class B                                                   434,619        275,526        422,959        553,033
Transfer and dividend disbursing agent fees                    48,499         32,082         44,211         59,569
Printing and postage                                            4,768          2,908          3,379          4,091
Legal and accounting services                                     910             --            631          1,943
Custodian fee                                                   6,194          3,795          5,844          6,901
Amortization of organization expenses (Note 1D)                 3,055          2,749          1,228          1,247
Registration fees                                               1,200          1,167            499          1,825
Miscellaneous                                                   6,464          3,554          7,341          7,499
------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $   510,395    $   323,120    $   488,940    $   639,033
------------------------------------------------------------------------------------------------------------------------

Net investment income                                     $ 2,094,546    $ 1,268,364    $ 2,003,210    $ 2,621,122
------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolios
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $   595,134    $   536,316    $ 1,047,900    $ 1,111,625
    Financial futures contracts                              (563,612)      (255,994)      (401,179)      (454,932)
------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              $    31,522    $   280,322    $   646,721    $   656,693
------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                           $ 1,909,955    $ 1,123,014    $ 1,524,388    $ 1,824,653
    Financial futures contracts                                22,153        (21,589)        34,814         31,170
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                           $ 1,932,108    $ 1,101,425    $ 1,559,202    $ 1,855,823
------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $ 1,963,630    $ 1,381,747    $ 2,205,923    $ 2,512,516
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $ 4,058,176    $ 2,650,111    $ 4,209,133    $ 5,133,638
------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1998

                                                         Louisiana Fund      Maryland Fund       Missouri Fund   North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $ 1,005,879         $ 2,982,945          $ 2,281,303       $ 4,696,575
Expenses allocated from Portfolio                             (66,262)           (251,766)            (187,091)         (408,382)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $   939,617         $ 2,731,179          $ 2,094,212       $ 4,288,193
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $        84         $     1,654          $       836       $       747
Distribution and service fees (Note 5)
    Class A                                                     1,925               1,226                1,897             5,276
    Class B                                                   147,432             485,236              353,443           684,784
Transfer and dividend disbursing agent fees                    20,524              41,909               42,749            72,990
Legal and accounting services                                   1,401               3,200                3,684             1,354
Printing and postage                                            2,278              19,827                4,586             6,623
Custodian fee                                                   1,558               6,008                2,811             8,606
Amortization of organization expenses (Note 1D)                 1,661               2,385                2,044             2,271
Registration fees                                               1,248               2,000                1,285                --
Miscellaneous                                                   1,639               1,785                2,026            12,357
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $   179,750         $   565,230          $   415,361       $   795,008
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                     $   759,867         $ 2,165,949          $ 1,678,851       $ 3,493,185
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $   393,633         $ 1,060,741          $   686,800       $ 2,470,431
    Financial futures contracts                              (178,020)           (398,376)            (331,310)       (1,024,189)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              $   215,613         $   662,365          $   355,490       $ 1,446,242
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                           $   447,366         $ 1,847,502          $ 1,734,837       $ 2,089,663
    Financial futures contracts                                18,190             (36,115)              29,012           102,989
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                         $   465,556         $ 1,811,387          $ 1,763,849       $ 2,192,652
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $   681,169         $ 2,473,752          $ 2,119,339       $ 3,638,894
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $ 1,441,036         $ 4,639,701          $ 3,798,190       $ 7,132,079
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1998

                                                          Oregon Fund    South Carolina Fund   Tennessee Fund    Virginia Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
---------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $ 3,217,520        $ 1,567,164        $ 1,552,188       $ 4,620,957
Expenses allocated from Portfolio                            (274,197)          (129,649)          (122,810)         (411,823)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $ 2,943,323        $ 1,437,515        $ 1,429,378       $ 4,209,134
---------------------------------------------------------------------------------------------------------------------------------


Expenses
---------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $     1,671        $       829        $       836       $       810
Distribution and service fees (Note 5)
    Class A                                                       604              1,086              1,076             1,512
    Class B                                                   506,016            244,330            240,467           726,654
Transfer and dividend disbursing agent fees                    55,209             25,190             26,942            74,927
Printing and postage                                            4,398              2,483              3,045             6,158
Custodian fee                                                   3,865              3,336              3,115            10,333
Legal and accounting services                                   1,165                275              1,801             1,108
Amortization of organization expenses (Note 1D)                 1,044              2,460                 72             2,345
Registration fees                                                 900                 --              3,266               501
Miscellaneous                                                   7,963              4,244              4,353            13,236
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                            $   582,835        $   284,233        $   284,973       $   837,584
---------------------------------------------------------------------------------------------------------------------------------

Net investment income                                     $ 2,360,488        $ 1,153,282        $ 1,144,405       $ 3,371,550
---------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $   949,588        $   622,499        $   365,718       $ 2,284,353
    Financial futures contracts                              (327,439)           (15,862)          (234,394)         (626,776)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions              $   622,149        $   606,637        $   131,324       $ 1,657,577
---------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                           $ 1,522,983        $   649,028        $   928,076       $ 1,781,655
    Financial futures contracts                               (50,937)            (6,490)            20,309           (56,837)
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                           $ 1,472,046        $   642,538        $   948,385       $ 1,724,818
---------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $ 2,094,195        $ 1,249,175        $ 1,079,709       $ 3,382,395
---------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $ 4,454,683        $ 2,402,457        $ 2,224,114       $ 6,753,945
---------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1998


Increase (Decrease) in Net Assets                       Alabama Fund         Arkansas Fund         Georgia Fund        Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                             $   2,094,546        $   1,268,364         $   2,003,210        $   2,621,122
    Net realized gain on investment
       transactions                                          31,522              280,322               646,721              656,693
    Net change in unrealized appreciation
       (depreciation) of investments                      1,932,108            1,101,425             1,559,202            1,855,823
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            $   4,058,176        $   2,650,111         $   4,209,133        $   5,133,638
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income
       Class A                                        $    (129,558)       $     (30,003)        $     (45,295)       $     (32,468)
       Class B                                           (1,980,921)          (1,238,361)           (1,981,049)          (2,588,654)
    In excess of net investment income
       Class A                                                   --                 (337)                   --                 (161)
       Class B                                                   --              (14,070)              (30,278)              (8,558)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                   $  (2,110,479)       $  (1,282,771)        $  (2,056,622)       $  (2,629,841)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
    (Note 3) --
    Proceeds from sale of shares
       Class A                                        $     486,083        $      93,285         $      69,477        $      59,411
       Class B                                            1,895,059              771,987             1,598,901            2,023,131
    Net asset value of shares issued to shareholders
       in payment of distributions declared
       Class A                                               57,412               14,241                24,837               26,054
       Class B                                            1,046,044              630,275               898,585            1,385,791
    Cost of shares redeemed
       Class A                                           (1,484,676)             (91,536)             (118,914)            (402,437)
       Class B                                           (7,619,817)          (6,109,436)           (8,537,006)          (9,918,763)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund
    share transactions                                $  (5,619,895)       $  (4,691,184)        $  (6,064,120)       $  (6,826,813)
------------------------------------------------------------------------------------------------------------------------------------
Contribution from EV Traditional
    Municipals Funds                                  $   5,824,841        $   1,180,015         $   1,767,367        $   1,387,318
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                 $   2,152,643        $  (2,143,829)        $  (2,144,242)       $  (2,935,698)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                $  96,154,440        $  61,322,486         $  93,127,768        $ 121,376,273
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                      $  98,307,083        $  59,178,657         $  90,983,526        $ 118,440,575
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                      $      67,359        $     (48,896)        $     (29,410)       $    (125,026)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1998

                                                               Louisiana        Maryland         Missouri       North Carolina
Increase (Decrease) in Net Assets                                Fund             Fund             Fund              Fund
---------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                   $     759,867    $   2,165,949    $   1,678,851    $   3,493,185
    Net realized gain on investment transactions                  215,613          662,365          355,490        1,446,242
    Net change in unrealized appreciation
        (depreciation) of investments                             465,556        1,811,387        1,763,849        2,192,652
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $   1,441,036    $   4,639,701    $   3,798,190    $   7,132,079
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income
        Class A                                             $     (62,980)   $     (29,516)   $     (58,302)   $    (340,250)
        Class B                                                  (729,521)      (2,196,491)      (1,605,238)      (3,152,935)
    In excess of net investment income
        Class A                                                        --           (1,090)              --           (2,719)
        Class B                                                   (10,257)         (23,258)              --          (84,836)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $    (802,758)   $  (2,250,355)   $  (1,663,540)   $  (3,580,740)
---------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares
        Class A                                             $     417,094    $     158,337    $     413,827    $   1,250,637
        Class B                                                   907,695        2,795,818        1,648,978        1,989,061
    Net asset value of shares issued to shareholders
        in payment of distributions declared
        Class A                                                    46,562           20,100           37,522          119,704
        Class B                                                   362,553        1,163,168          806,648        1,629,171
    Cost of shares redeemed
        Class A                                                  (393,357)        (208,613)        (253,788)      (6,184,945)
        Class B                                                (1,883,677)      (8,048,530)      (5,752,311)     (13,219,581)
---------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions     $    (543,130)   $  (4,119,720)   $  (3,099,124)   $ (14,415,953)
---------------------------------------------------------------------------------------------------------------------------------
Contribution from EV Traditional Municipals Funds           $   2,360,799    $   1,300,861    $   2,197,879    $  15,424,165
---------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                       $   2,455,947    $    (429,513)   $   1,233,405    $   4,559,551
---------------------------------------------------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                      $  31,995,911    $ 105,670,646    $  77,479,127    $ 151,564,121
---------------------------------------------------------------------------------------------------------------------------------
At end of period                                            $  34,451,858    $ 105,241,133    $  78,712,532    $ 156,123,672
---------------------------------------------------------------------------------------------------------------------------------


Accumulated
distributions in excess of
net investment income
included in net assets
---------------------------------------------------------------------------------------------------------------------------------
At end of period                                            $      (3,385)   $     (24,510)   $      45,444    $    (387,385)
---------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1998


Increase (Decrease) in Net Assets                            Oregon Fund   South Carolina Fund   Tennessee Fund    Virginia Fund
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                   $   2,360,488     $   1,153,282       $   1,144,405    $   3,371,550
    Net realized gain on investment transactions                  622,149           606,637             131,324        1,657,577
    Net change in unrealized appreciation
        (depreciation) of investments                           1,472,046           642,538             948,385        1,724,818
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $   4,454,683     $   2,402,457       $   2,224,114    $   6,753,945
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income
        Class A                                             $     (18,930)    $     (27,027)      $     (60,205)   $     (37,570)
        Class B                                                (2,319,897)       (1,152,981)         (1,084,200)      (3,333,980)
    In excess of net investment income
        Class A                                                        --                --              (1,430)          (1,896)
        Class B                                                        --                --              (2,852)         (49,028)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $  (2,338,827)    $  (1,180,008)      $  (1,148,687)   $  (3,422,474)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares
        Class A                                             $     101,537     $     126,901       $      96,973    $     342,635
        Class B                                                 1,364,964         1,169,819           2,111,061        3,052,620
    Net asset value of shares issued to
        shareholders in payment of distributions declared
        Class A                                                    13,503            16,154              45,510           17,777
        Class B                                                 1,332,538           511,699             556,879        1,724,012
    Cost of shares redeemed
        Class A                                                    (4,349)          (33,349)           (491,357)         (26,434)
        Class B                                                (9,338,493)       (3,664,325)         (3,554,712)     (13,251,349)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                            $  (6,530,300)    $  (1,873,101)      $  (1,235,646)   $  (8,140,739)
----------------------------------------------------------------------------------------------------------------------------------
Contribution from EV Traditional Municipals Funds           $     724,248     $   1,063,786       $   2,445,040    $   1,446,129
----------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                       $  (3,690,196)    $     413,134       $   2,284,821    $  (3,363,139)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                      $ 112,586,133     $  52,685,698       $  51,712,075    $ 159,602,918
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                            $ 108,895,937     $  53,098,832       $  53,996,896    $ 156,239,779
----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
----------------------------------------------------------------------------------------------------------------------------------
At end of period                                            $      37,588     $      79,184       $     (39,013)   $    (157,979)
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997

                                                            Alabama           Arkansas         Georgia          Kentucky
Increase (Decrease) in Net Assets                             Fund              Fund             Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $   4,380,164    $   2,902,414    $   4,470,164    $   5,678,113
    Net realized gain (loss) on investment                       33,804         (191,001)         613,432          797,596
        transactions
    Net change in unrealized appreciation
        (depreciation) of investments                         3,642,060        2,305,376        2,820,690        4,618,779
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $   8,056,028    $   5,016,789    $   7,904,286    $  11,094,488
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Class B) (Note 2) --
    From net investment income                            $  (4,350,833)   $  (2,902,414)   $  (4,544,863)   $  (5,595,715)
    In excess of net investment income                               --          (28,093)              --               --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                       $  (4,350,833)   $  (2,930,507)   $  (4,544,863)   $  (5,595,715)
-----------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Class B)
    (Note 3) --
    Proceeds from sale of shares                          $   3,425,462    $   1,493,276    $   4,418,041    $   3,898,223
    Net asset value of shares issued to shareholders
        in payment of distributions declared                  2,213,584        1,356,531        1,923,747        2,905,584
    Cost of shares redeemed                                 (14,881,607)     (16,481,547)     (23,565,774)     (22,283,363)
-----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions   $  (9,242,561)   $ (13,631,740)   $ (17,223,986)   $ (15,479,556)
-----------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                $  (5,537,366)   $ (11,545,458)   $ (13,864,563)   $  (9,980,783)
-----------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 101,691,806    $  72,867,944    $ 106,992,331    $ 131,357,056
-----------------------------------------------------------------------------------------------------------------------------
At end of year                                            $  96,154,440    $  61,322,486    $  93,127,768    $ 121,376,273
-----------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
-----------------------------------------------------------------------------------------------------------------------------
At end of year                                            $      75,588    $     (34,335)   $      22,371    $    (115,488)
-----------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997




Increase (Decrease) in Net Assets                  Louisiana Fund       Maryland Fund        Missouri Fund      North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                          $    1,549,178       $   4,637,040        $   3,536,557      $   7,269,485
    Net realized gain on investment transactions           15,873             584,156               56,002          2,190,676
    Net change in unrealized appreciation
        (depreciation) of investments                   1,080,103           3,721,766            3,605,665          3,787,543
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations         $    2,645,154       $   8,942,962        $   7,198,224      $  13,247,704
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Class B)
 (Note 2) --
    From net investment income                     $   (1,549,437)      $  (4,735,705)       $  (3,484,823)     $  (7,269,485)
    In excess of net investment income                         --                  --                   --            (77,187)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                $   (1,549,437)      $  (4,735,705)       $  (3,484,823)     $  (7,346,672)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
 (Class B) (Note 3) --
    Proceeds from sale of shares                   $    2,269,242       $   5,778,027        $   2,001,069      $   4,621,092
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                          703,988           2,443,240            1,707,681          3,553,856
    Cost of shares redeemed                            (5,066,555)        (16,001,200)         (12,328,232)       (32,400,429)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                   $   (2,093,325)      $  (7,779,933)       $  (8,619,482)     $ (24,225,481)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                         $     (997,608)      $  (3,572,676)       $  (4,906,081)     $ (18,324,449)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                               $   32,993,519       $ 109,243,322        $  82,385,208      $ 169,888,570
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                     $   31,995,911       $ 105,670,646        $  77,479,127      $ 151,564,121
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                     $       29,181       $      60,058        $      23,640      $    (296,910)
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


                                                              Oregon        South Carolina     Tennessee        Virginia
Increase (Decrease) in Net Assets                              Fund              Fund            Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                 $   5,307,504    $   2,491,974    $   2,330,811    $   7,569,428
    Net realized gain (loss) on investment transactions        (368,774)        (179,440)        (142,011)       1,835,006
    Net change in unrealized appreciation (depreciation)
        of investments                                        3,308,277        2,138,229        2,336,757        4,086,855
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                $   8,247,007    $   4,450,763    $   4,525,557    $  13,491,289
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Class B) (Note 2) --
    From net investment income                            $  (5,255,970)   $  (2,527,975)   $  (2,330,811)   $  (7,542,233)
    In excess of net investment income                               --               --          (27,480)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                       $  (5,255,970)   $  (2,527,975)   $  (2,358,291)   $  (7,542,233)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Class B)
        (Note 3) --
    Proceeds from sale of shares                          $   5,350,504    $   1,925,203    $   2,458,541    $   6,424,219
    Net asset value of shares issued to shareholders in
        payment of distributions declared                     2,928,379        1,090,706        1,177,740        3,698,500
    Cost of shares redeemed                                 (27,263,830)      (9,470,155)      (8,624,032)     (32,387,235)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions   $ (18,984,947)   $  (6,454,246)   $  (4,987,751)   $ (22,264,516)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                $ (15,993,910)   $  (4,531,458)   $  (2,820,485)   $ (16,315,460)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                      $ 128,580,043    $  57,217,156    $  54,532,560    $ 175,918,378
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $ 112,586,133    $  52,685,698    $  51,712,075    $ 159,602,918
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                            $      16,090    $     103,872    $     (34,169)   $    (105,169)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                Alabama Fund
                                      ----------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                              ----------------------------------------------------------------------
                                        Six Months Ended                        August 31,                           Sept. 30,
                                        February 28, 1998     ----------------------------------------------  ----------------------
                                        (Unaudited)             1997        1996        1995        1994*       1993        1992**
                                      ----------------------  ----------------------------------------------  ----------------------
                                       Class A     Class B     Class B     Class B     Class B     Class B     Class B     Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of
 period                               $  9.860    $ 10.850    $ 10.460    $ 10.440    $ 10.210    $ 11.060    $ 10.340    $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                 $  0.250    $  0.229    $  0.469    $  0.470    $  0.479    $  0.425    $  0.475    $  0.208
Net realized and unrealized gain
 (loss) on investments                   0.195       0.222       0.386       0.030       0.244      (0.769)      0.837       0.385++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations   $  0.445    $  0.451    $  0.855    $  0.500    $  0.723    $ (0.344)   $  1.312    $  0.593
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income            $ (0.245)   $ (0.231)   $ (0.465)   $ (0.480)   $ (0.479)   $ (0.425)   $ (0.475)   $ (0.208)
In excess of net investment income          --          --          --          --      (0.014)     (0.081)     (0.117)     (0.045)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                   $ (0.245)   $ (0.231)   $ (0.465)   $ (0.480)   $ (0.493)   $ (0.506)   $ (0.592)   $ (0.253)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period      $ 10.060    $ 11.070    $ 10.850    $ 10.460    $ 10.440    $ 10.210    $ 11.060    $ 10.340
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                         4.56%       4.25%       8.33%       4.85%       7.38%      (3.18)%     13.09%       5.71%
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                         Alabama Fund (continued)
                                            ---------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                    ---------------------------------------------------------------
                                              Six Months Ended                      August 31,                      Sept. 30,
                                              February 28, 1998     -----------------------------------------  --------------------
                                              (Unaudited)             1997       1996       1995       1994*     1993      1992**
                                            ----------------------  -----------------------------------------  --------------------
                                             Class A     Class B     Class B    Class B    Class B    Class B   Class B   Class B
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)   $  4,989    $ 93,318    $ 96,154   $101,692   $108,642   $105,553  $ 84,621  $ 21,105
Ratio of net expenses to average daily net
    assets/(2)(3)/                              0.82%+      1.61%+      1.60%      1.57%      1.51%    1.43%+      1.37%     1.01%+
Ratio of net expenses to average daily net                                                                           --
    assets after custodian fee
    reduction/(2)/                              0.80%+      1.59%+      1.59%      1.52%        --       --          --        --
Ratio of net investment income to average
    daily net assets                            5.00%+      4.20%+      4.39%      4.44%      4.74%    4.35%+      4.30%     4.49%+
Portfolio Turnover/(4)/                           --          --          --         --         --       --          15%       13%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses /(2)/                                                                                                 1.49%     1.50%+
    Net investment income                                                                                          4.18%     4.00%+
Net investment income per share                                                                                $  0.462  $  0.185
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, May 1, 1992, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                     Arkansas Fund
                                                    --------------------------------------------------------------------------------
                                                                                                  Year Ended
                                                                           ---------------------------------------------------------
                                                     Six Months Ended                       August 31,                 Sept. 30,
                                                     February 28, 1998     ----------------------------------------  ---------------
                                                     (Unaudited)             1997      1996      1995       1994**       1993*
                                                    --------------------   ----------------------------------------  ---------------
                                                     Class A    Class B     Class B   Class B   Class B    Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period              $  9.810   $ 10.510    $ 10.190  $ 10.250  $ 10.140   $ 10.910     $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               $  0.247   $  0.220    $  0.445  $  0.450  $  0.460   $  0.431     $  0.471
Net realized and unrealized gain (loss) on
   investments                                         0.223      0.243       0.324    (0.038)    0.132     (0.703)       1.025
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                 $  0.470   $  0.463    $  0.769  $  0.412  $  0.592   $ (0.272)    $  1.496
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                          $ (0.247)  $ (0.220)   $ (0.445) $ (0.471) $ (0.460)  $ (0.431)    $ (0.471)
In excess of net investment income                    (0.003)    (0.003)     (0.004)   (0.001)   (0.022)    (0.067)      (0.115)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 $ (0.250)  $ (0.223)   $ (0.449) $ (0.472) $ (0.482)  $ (0.498)    $ (0.586)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                    $ 10.030   $ 10.750    $ 10.510  $ 10.190  $ 10.250   $ 10.140     $ 10.910
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                       4.83%      4.50%       7.70%     4.05%     6.15%     (2.53)%      15.00%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)           $  1,223   $ 57,955    $ 61,322  $ 72,868  $ 80,823   $ 82,436     $ 59,205
Ratio of net expenses to average daily net
  assets/(2)/(3)/                                       0.74%+     1.59%+      1.60%     1.56%     1.50%      1.17%+       0.88%+
Ratio of net expenses to average daily net
  assets after custodian fee reduction/(2)/             0.72%+     1.57%+      1.59%     1.54%       --         --           --
Ratio of net investment income to average
  daily net assets                                      5.01%+     4.18%+      4.31%     4.34%     4.67%      4.47%+       4.27%+
Portfolio Turnover/(4)/                                   --         --          --        --        --          5%          13%
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                             1.40%+       1.42%+
    Net investment income                                                                                     4.24%+       3.73%+
Net investment income per share                                                                           $  0.409     $  0.411
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, October 2, 1992, to September 30, 1993.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                    Georgia Fund
                                              --------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                    ----------------------------------------------------------------
                                                Six Months Ended                    August 31,                       Sept. 30,
                                                February 28, 1998   -----------------------------------------  ---------------------
                                                (Unaudited)           1997      1996      1995       1994**     1993       1992*
                                               -------------------  -----------------------------------------  ---------------------
                                                Class A   Class B    Class B   Class B   Class B    Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period         $ 9.500  $ 10.140    $ 9.810    $ 9.790   $ 9.800    $ 10.750   $ 10.120   $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                          $ 0.239  $  0.220    $ 0.449    $ 0.451   $ 0.450    $  0.413   $  0.459   $  0.380
Net realized and unrealized gain (loss) on
    investments                                  0.224     0.246      0.336      0.024     0.007++    (0.841)     0.776      0.215
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            $ 0.463  $  0.466    $ 0.785    $ 0.475   $ 0.457    $ (0.428)  $  1.235   $  0.595
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                     $(0.243) $ (0.222)   $(0.455)   $(0.455)  $(0.450)   $ (0.413)  $ (0.459)  $ (0.380)
In excess of net investment income                  --    (0.004)        --         --    (0.017)     (0.065)    (0.129)    (0.095)
From net realized gain on investments               --        --         --         --        --          --     (0.017)        --
In excess of net realized gain on investments       --        --         --         --        --      (0.044)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $(0.243) $ (0.226)   $(0.455)   $(0.455)  $(0.467)   $ (0.522)  $ (0.605)  $ (0.475)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period               $ 9.720  $ 10.380    $10.140    $ 9.810   $ 9.790    $  9.800   $ 10.750   $ 10.120
------------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                                4.92%     4.69%      8.16%      4.91%     4.90%      (4.08)%    12.60%      5.85%
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                              Georgia Fund (continued)
                                              --------------------------------------------------------------------------------------
                                                                                                 Year Ended
                                                                   -----------------------------------------------------------------
                                                Six Months Ended                    August 31,                       Sept. 30,
                                                February 28, 1998  -----------------------------------------   ---------------------
                                                (Unaudited)           1997        1996      1995     1994**      1993       1992*
                                              -------------------  -----------------------------------------   ---------------------
                                                Class A   Class B    Class B     Class B   Class B   Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $  1,784   $ 89,200   $ 93,128    $106,992  $120,143  $134,481   $120,043  $ 42,156
Ratio of net expenses to average daily net
    assets/(2)(3)/                                0.87%+     1.57%+     1.59%       1.58%     1.49%     1.41%+     1.52%     1.13%+
Ratio of net expenses to average daily net
    assets after custodian fee
    reduction/(2)/                                0.85%+     1.55%+     1.57%       1.52%       --        --         --        --
Ratio of net investment income to average
    daily net assets                              5.01%+     4.31%+     4.48%       4.55%     4.72%     4.39%+     4.27%     4.72%+
Portfolio Turnover/(4)/                             --         --         --          --        --        --         20%       33%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                            1.61%+
    Net investment income                                                                                                    4.24%+
Net investment income per share                                                                                          $  0.341
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
* For the period from the start of business, December 23, 1991, to September 30, 1992.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                   Kentucky Fund
                                              --------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                   -----------------------------------------------------------------
                                               Six Months Ended                    August 31,                        Sept. 30,
                                               February 28, 1998   -----------------------------------------  ----------------------
                                               (Unaudited)           1997       1996       1995      1994*      1993       1992**
                                              -------------------- -----------------------------------------  ----------------------
                                               Class A   Class B    Class B    Class B    Class B   Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $  9.680  $ 10.410   $  9.970   $  9.990   $  9.850  $ 10.780   $ 10.090   $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $  0.253  $  0.227   $  0.456   $  0.450   $  0.458  $  0.415   $  0.462   $  0.363
Net realized and unrealized gain (loss) on
    investments                                  0.196     0.221      0.435     (0.009)++   0.163    (0.811)     0.820      0.192
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $  0.449  $  0.448   $  0.891   $  0.441   $  0.621  $ (0.396)  $  1.282   $  0.555
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $ (0.248) $ (0.227)  $ (0.451)  $ (0.450)  $ (0.458) $ (0.415)  $ (0.462)  $ (0.363)
In excess of net investment income              (0.001)   (0.001)        --     (0.011)    (0.023)   (0.075)    (0.125)    (0.102)
From net realized gain on investments               --        --         --         --         --        --     (0.005)        --
In excess of net realized gain on investments       --        --         --         --         --    (0.044)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $ (0.249) $ (0.228)  $ (0.451)  $ (0.461)  $ (0.481) $ (0.534)  $ (0.592)  $ (0.465)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period              $  9.880  $ 10.630   $ 10.410   $  9.970   $  9.990  $  9.850   $ 10.780   $ 10.090
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                 4.68%     4.40%      9.12%      4.45%      6.61%    (3.78)%    13.05%      5.45%
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                              Kentucky Fund (continued)
                                              --------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                   -----------------------------------------------------------------
                                               Six Months Ended                    August 31,                       Sept. 30,
                                               February 28, 1998   -----------------------------------------  ----------------------
                                               (Unaudited)           1997       1996       1995      1994*      1993       1992**
                                              -------------------  -----------------------------------------  ----------------------
                                               Class A   Class B    Class B    Class B    Class B   Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $  1,097  $117,344   $121,376   $131,357   $143,106  $141,994   $120,093   $ 46,835
Ratio of net expenses to average daily net
    assets/(2)(3)/                                0.84%+    1.58%+     1.60%      1.57%      1.52%     1.44%+     1.50%      1.44%+
Ratio of net expenses to average daily net
    assets after custodian fee reduction/(2)/     0.83%+    1.57%+     1.57%      1.54%        --        --         --         --
Ratio of net investment income to average
    daily net assets                              5.12%+    4.35%+     4.50%      4.45%      4.74%     4.39%+     4.29%      4.56%+
Portfolio Turnover/(4)/                             --        --         --         --         --        --         21%        64%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                            1.52%+
    Net investment income                                                                                                    4.48%+
Net investment income per share                                                                                           $ 0.357
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, December 23, 1991, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                     Louisiana Fund
                                                       -----------------------------------------------------------------------------
                                                                                                      Year Ended
                                                                            --------------------------------------------------------
                                                         Six Months Ended                     August 31,                 Sept. 30,
                                                         February 28, 1998  ------------------------------------------  ------------
                                                         (Unaudited)           1997       1996      1995       1994**      1993*
                                                       -------------------  ------------------------------------------  ------------
                                                        Class A   Class B    Class B    Class B   Class B     Class B    Class B
--------------------------------------------------------------------------  ------------------------------------------  ------------
Net asset value -- Beginning of period                  $ 9.750   $10.310    $ 9.960    $ 9.980   $10.010     $11.130    $10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                   $ 0.250   $ 0.233    $ 0.482    $ 0.486   $ 0.487     $ 0.447    $ 0.478
Net realized and unrealized gain (loss) on investments    0.195     0.196      0.350     (0.016)   (0.006)++   (0.937)     1.234
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                     $ 0.445   $ 0.429    $ 0.832    $ 0.470   $ 0.481     $(0.490)   $ 1.712
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.265)  $(0.236)   $(0.482)   $(0.490)  $(0.487)    $(0.447)   $(0.478)
In excess of net investment income                           --    (0.003)        --         --    (0.024)     (0.074)    (0.104)
In excess of net realized gain on investments                --        --         --         --        --      (0.109)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     $(0.265)  $(0.239)   $(0.482)   $(0.490)  $(0.511)    $(0.630)   $(0.582)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of period                         $ 9.930   $10.500    $10.310    $ 9.960   $ 9.980     $10.010    $11.130
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                          4.60%     4.26%      8.52%      4.77%     5.08%      (4.56)%    17.26%
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                   Louisiana Fund (continued)
                                                          --------------------------------------------------------------------------
                                                                                                     Year Ended
                                                                                ----------------------------------------------------
                                                            Six Months Ended                   August 31,                 Sept. 30,
                                                            February 28, 1998   ---------------------------------------  -----------
                                                            (Unaudited)            1997      1996      1995      1994**     1993*
                                                          --------------------- ---------------------------------------  -----------
                                                            Class A    Class B    Class B   Class B   Class B   Class B    Class B
------------------------------------------------------------------------------- ---------------------------------------  -----------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                  $  2,471   $ 31,981   $ 31,996  $ 32,994  $ 31,836  $ 29,020   $ 17,935
Ratio of net expenses to average daily net assets/(2)/(3)/     0.78%+     1.53%+     1.54%     1.41%     1.31%     1.08%+     1.07%+
Ratio of net expenses to average daily net assets after
    custodian fee reduction/(2)/                               0.73%+     1.48%+     1.52%     1.34%       --        --         --
Ratio of net investment income to average daily net assets     5.11%+     4.37%+     4.74%     4.82%     4.97%     4.62%+     4.27%+
Portfolio Turnover/(4)/                                          --         --         --        --        --        14%        86%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/(3)/                                                                          1.53%     1.42%     1.44%+     1.76%+
    Expenses after custodian fee reduction/(2)/                                                1.45%       --        --         --
    Net investment income                                                                      4.70%     4.86%     4.26%+     3.58%+
Net investment income per share                                                            $  0.474  $  0.470  $  0.412   $  0.401
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
* For the period from the start of business, October 2, 1992, to September 30, 1993.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                    Maryland Fund
                                               -------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                   -----------------------------------------------------------------
                                                 Six Months Ended                   August 31,                       Sept. 30,
                                                 February 28, 1998 -----------------------------------------   ---------------------
                                                 (Unaudited)         1997      1996       1995       1994*      1993        1992**
                                               -----------------   -----------------------------------------   ---------------------
                                               Class A   Class B    Class B   Class B    Class B    Class B    Class B     Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period         $ 9.810   $10.710   $10.300    $10.230    $10.070    $11.070    $10.290    $10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                          $ 0.238   $ 0.225   $ 0.453    $ 0.464    $ 0.476    $ 0.428    $ 0.466    $ 0.303
Net realized and unrealized gain on
    investments                                  0.229     0.244     0.419      0.086      0.169     (0.922)     0.890      0.375++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations            $ 0.467   $ 0.469   $ 0.872    $ 0.550    $ 0.645    $(0.494)   $ 1.356    $ 0.678
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                     $(0.238)  $(0.227)  $(0.462)   $(0.480)   $(0.476)   $(0.428)   $(0.466)   $(0.303)
In excess of net investment income              (0.009)   (0.002)       --         --     (0.009)    (0.070)    (0.110)    (0.085)
In excess of net realized gain on investments       --        --        --         --         --     (0.008)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                            $(0.247)  $(0.229)  $(0.462)   $(0.480)   $(0.485)   $(0.506)   $(0.576)   $(0.388)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period               $10.030   $10.950   $10.710    $10.300    $10.230    $10.070    $11.070    $10.290
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                 4.80%     4.47%     8.64%      5.44%      6.71%     (4.56)%    13.61%      6.65%
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                           Maryland Fund (continued)
                                             ---------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                    ----------------------------------------------------------------
                                                Six Months Ended                    August 31,                       Sept. 30,
                                                February 28, 1998   ----------------------------------------   ---------------------
                                                (Unaudited)           1997       1996      1995      1994*       1993       1992**
                                             ---------------------  ----------------------------------------   ---------------------
                                              Class A     Class B    Class B    Class B   Class B   Class B     Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $  1,297   $103,944    $105,671  $109,243   $113,826  $116,721    $ 95,226  $ 29,180
Ratio of net expenses to average daily net
    assets/(2)/(3)/                               0.87%+     1.60%+      1.57%     1.57%      1.50%     1.43%+      1.43%     1.30%+
Ratio of net expenses to average daily net
    assets after custodian fee reduction/(2)/     0.83%+     1.56%+      1.54%     1.55%        --        --          --        --
Ratio of net investment income to average
    daily net assets                              4.81%+     4.10%+      4.30%     4.46%      4.82%     4.44%+      4.28%     4.25%+
Portfolio Turnover/(4)/                             --         --          --        --         --        --          12%        3%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                   1.48%     1.62%+
    Net investment income                                                                                           4.23%     3.93%+
Net investment income per share                                                                                 $  0.461  $  0.280
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 3, 1992 to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                  Missouri Fund
                                            ----------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                  ------------------------------------------------------------------
                                             Six Months Ended                     August 31,                          Sept. 30,
                                             February 28, 1998    ------------------------------------------   ---------------------
                                             (Unaudited)            1997       1996       1995       1994**     1993        1992*
                                            --------------------  ------------------------------------------   ---------------------
                                             Class A    Class B    Class B    Class B    Class B    Class B     Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period      $  9.930   $ 11.010   $ 10.510   $ 10.510   $ 10.240   $ 11.250    $ 10.400   $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                       $  0.249   $  0.236   $  0.478   $  0.476   $  0.477   $  0.423    $  0.470   $  0.200
Net realized and unrealized gain (loss) on
    investments                                0.277      0.298      0.493      0.003      0.289     (0.904)      1.005      0.455
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations         $  0.526   $  0.534   $  0.971   $  0.479   $  0.766   $ (0.481)   $  1.475   $  0.655
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                  $ (0.246)  $ (0.234)  $ (0.471)  $ (0.476)  $ (0.477)  $ (0.423)   $ (0.470)  $ (0.200)
In excess of net investment income                --         --         --     (0.003)    (0.019)    (0.084)     (0.128)    (0.055)
In excess of net realized gain on
    investments                                   --         --         --         --         --     (0.022)     (0.027)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         $ (0.246)  $ (0.234)  $ (0.471)  $ (0.479)  $ (0.496)  $ (0.529)   $ (0.625)  $ (0.255)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period            $ 10.210   $ 11.310   $ 11.010   $ 10.510   $ 10.510   $ 10.240    $ 11.250   $ 10.400
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                               5.35%      4.95%      9.42%      4.60%      7.82%     (4.33)%     14.66%      6.33%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data ++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)   $  2,459   $ 76,253   $ 77,479   $ 82,385   $ 89,811   $ 91,227    $ 76,653   $ 25,225
Ratio of net expenses to average daily net
    assets/(2)/(3)/                             0.80%+     1.57%+     1.57%      1.56%      1.53%      1.49%+      1.52%      1.32%
Ratio of net expenses to average daily net
    assets after custodian fee
    reduction/(2)/                              0.79%+     1.56%+     1.56%      1.54%        --         --          --         --
Ratio of net investment income to average
    daily net assets                            5.01%+     4.26%+     4.44%      4.47%      4.72%      4.30%+      4.23%      4.31%+
Portfolio Turnover/(4)/                           --         --         --         --         --         --          14%        21%
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                   1.55%     1.49%+
    Net investment income                                                                                           4.20%     4.14%+
Net investment income per share                                                                                 $  0.467  $  0.192
------------------------------------------------------------------------------------------------------------------------------------


+     Annualized.
*     For the period from the start of business, May 1, 1992, to September 30,
      1992.
**    For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                North Carolina Fund
                                         -------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                --------------------------------------------------------------------
                                           Six Months Ended                       August 31,                         Sept. 30,
                                           February 28, 1998    -------------------------------------------   ---------------------
                                           (Unaudited)            1997        1996       1995        1994*       1993       1992**
                                         --------------------   -------------------------------------------   ---------------------
                                          Class A    Class B     Class B     Class B    Class B     Class B     Class B    Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period   $  9.610   $ 10.340    $  9.970    $  9.960   $  9.970    $ 10.940    $ 10.300   $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                    $  0.246   $  0.221    $  0.452    $  0.452   $  0.466    $  0.423    $  0.468   $  0.456
Net realized and unrealized gain (loss)
    on investments                          0.213      0.227       0.378       0.026      0.011++    (0.895)      0.794      0.423++
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations      $  0.459   $  0.448    $  0.830    $  0.478   $  0.477    $ (0.472)   $  1.262   $  0.879
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income               $ (0.246)  $ (0.221)   $ (0.455)   $ (0.455)  $ (0.466)   $ (0.423)   $ (0.468)  $ (0.456)
In excess of net investment income         (0.003)    (0.007)     (0.005)     (0.013)    (0.021)     (0.075)     (0.120)    (0.123)
In excess of net realized gain on
    investments                                --         --          --          --         --          --      (0.034)        --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                      $ (0.249)  $ (0.228)   $ (0.460)   $ (0.468)  $ (0.487)   $ (0.498)   $ (0.622)  $ (0.579)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period         $  9.820   $ 10.560    $ 10.340    $  9.970   $  9.960    $  9.970    $ 10.940   $ 10.300
-----------------------------------------------------------------------------------------------------------------------------------

Total Return /(1)/                           4.82%      4.43%       8.50%       4.83%      5.03%      (4.40)%     12.69%      8.75%
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                          North Carolina Fund (continued)
                                         -------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                                --------------------------------------------------------------------
                                           Six Months Ended                       August 31,                         Sept. 30,
                                           February 28, 1998    -------------------------------------------   ----------------------
                                           (Unaudited)            1997        1996       1995        1994*       1993       1992**
                                         --------------------   -------------------------------------------   ----------------------
                                          Class A    Class B     Class B     Class B    Class B     Class B     Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's
    omitted)                             $ 10,958   $145,165    $151,564    $169,889   $188,450    $192,667    $173,828   $ 71,733
Ratio of net expenses to average daily
    net assets/(2)//(3)/                     0.74%+     1.59%+      1.60%       1.59%      1.51%       1.42%+      1.52%      1.35%+
Ratio of net expenses to average daily
    net assets, after custodian
    fee reduction/(2)/                       0.72%+     1.57%+      1.58%       1.54%        --          --          --         --
Ratio of net investment income to
    average daily net assets                 5.17%+     4.28%+      4.48%       4.47%      4.78%       4.43%+      4.34%      4.54%+
Portfolio Turnover/(4)/                        --         --          --          --         --          --          16%        52%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                             1.57%+
    Net investment income                                                                                                     4.32%+
Net investment income per share                                                                                            $ 0.434
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, October 23, 1991, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.



                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                   Oregon Fund
                                              --------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                   -----------------------------------------------------------------
                                               Six Months Ended                    August 31,                        Sept. 30,
                                               February 28, 1998   -----------------------------------------   ---------------------
                                               (Unaudited)            1997      1996      1995       1994*       1993       1992**
                                              -------------------- -----------------------------------------   ---------------------
                                               Class A    Class B   Class B   Class B   Class B     Class B     Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $  9.600   $ 10.510  $ 10.240  $ 10.310  $ 10.090    $ 11.130    $ 10.270   $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $  0.244   $  0.226  $  0.456  $  0.450  $  0.455    $  0.415    $  0.459   $  0.351
Net realized and unrealized gain (loss) on
    investments                                  0.188      0.198     0.266    (0.061)    0.241      (0.869)      0.983      0.368
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $  0.432   $  0.424  $  0.722  $  0.389  $  0.696    $ (0.454)   $  1.442   $  0.719
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $ (0.242)  $ (0.224) $ (0.452) $ (0.457) $ (0.455)   $ (0.415)   $ (0.459)  $ (0.351)
In excess of net investment income                  --         --        --    (0.002)   (0.021)     (0.078)     (0.117)    (0.098)
From net realized gain on investments               --         --        --        --        --      (0.093)     (0.006)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $ (0.242)  $ (0.224) $ (0.452) $ (0.459) $ (0.476)   $ (0.586)   $ (0.582)  $ (0.449)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period              $  9.790   $ 10.710  $ 10.510  $ 10.240  $ 10.310    $ 10.090    $ 11.130   $ 10.270
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                 4.54%      4.13%     7.20%     3.80%     7.22%      (4.21)%     14.47%      7.10%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data ++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $    849   $108,047  $112,586  $128,580  $145,056    $151,127    $128,229   $ 41,703
Ratio of expenses to average daily net assets
     /(2)/(3)/                                    0.81%+     1.58%+    1.63%     1.56%     1.53%       1.43%+      1.55%      1.47%+
Ratio of expenses to average daily net assets
    after custodian fee reduction/(2)/            0.80%+     1.57%+    1.63%     1.53%       --          --          --         --
Ratio of net investment income to average         5.05%+     4.30%+    4.41%     4.33%     4.59%       4.28%+      4.22%      4.27%+
    daily net assets
Portfolio Turnover/(4)/                             --         --        --        --        --          --          23%        44%
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net
    assets):
    Expenses/(2)/                                                                                                             1.63%+
    Net investment income                                                                                                     4.11%+
Net investment income per share                                                                                           $  0.338
------------------------------------------------------------------------------------------------------------------------------------


+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, December 24, 1991, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       South Carolina Fund
                                                            ------------------------------------------------------------------------
                                                                                                      Year Ended
                                                                                 ---------------------------------------------------
                                                              Six Months Ended                   August 31,               Sept. 30,
                                                              February 28, 1998  ---------------------------------------  ----------
                                                              (Unaudited)           1997      1996      1995     1994*     1993**
                                                            -------------------- ---------------------------------------  ----------
                                                             Class A    Class B   Class B   Class B   Class B   Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                      $  9.760   $ 10.380  $ 10.020  $ 10.000  $  9.940  $ 10.890   $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  0.247   $  0.227  $  0.463  $  0.467  $  0.460  $  0.408   $  0.461
Net realized and unrealized gain (loss) on investments         0.227      0.245     0.364     0.021     0.071    (0.870)     0.986
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $  0.474   $  0.472  $  0.827  $  0.488  $  0.531  $ (0.462)  $  1.447
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $ (0.244)  $ (0.232) $ (0.467) $ (0.468) $ (0.460) $ (0.408)  $ (0.461)
In excess of net investment income                                --         --        --        --    (0.011)   (0.080)    (0.096)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.244)  $ (0.232) $ (0.467) $ (0.468) $ (0.471) $ (0.488)  $ (0.557)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                            $  9.990   $ 10.620  $ 10.380  $ 10.020  $ 10.000  $  9.940   $ 10.890
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               4.91%      4.64%     8.41%     4.92%     5.64%    (4.33)%    14.50%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                   $  1,199   $ 51,900  $ 52,686  $ 57,217  $ 59,955  $ 59,878   $ 43,169
Ratio of expenses to average daily net assets/(2)/(3)/          0.84%+     1.58%+    1.63%     1.60%     1.49%     1.36%+     1.07%+
Ratio of expenses to average daily net assets
    after custodian fee reduction/(2)/                          0.84%+     1.58%+    1.62%     1.58%       --        --         --
Ratio of net investment income to average daily net assets      5.07%+     4.34%+    4.50%     4.60%     4.77%     4.27%+     4.22%+
Portfolio Turnover/(4)/                                           --         --        --        --        --         3%        13%
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratio (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                             1.44%+
    Net investment income                                                                                                     3.85%+
Net investment income per share                                                                                           $  0.421
------------------------------------------------------------------------------------------------------------------------------------


+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, October 2, 1992, to September 30, 1993.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                Tennessee Fund
                                           ----------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                  -----------------------------------------------------------------
                                               Six Months Ended                   August 31,                        Sept. 30,
                                               February 28, 1998  -----------------------------------------  ----------------------
                                               (Unaudited)          1997       1996       1995      1994*       1993        1992**
                                           ---------------------  -----------------------------------------  ----------------------
                                             Class A   Class B     Class B    Class B    Class B   Class B     Class B     Class B
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period       $ 9.740   $10.580     $10.150    $10.110    $10.020    $11.070    $10.010     $10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                        $ 0.245   $ 0.222     $ 0.453    $ 0.457    $ 0.468    $ 0.426    $ 0.466     $ 0.040
Net realized and unrealized gain (loss)
    on investments                             0.197     0.211       0.436      0.059      0.115     (0.848)     1.158       0.027++
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations          $ 0.442   $ 0.433     $ 0.889    $ 0.516    $ 0.583    $(0.422)   $ 1.624     $ 0.067
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                   $(0.245)  $(0.222)    $(0.453)   $(0.475)   $(0.468)   $(0.426)   $(0.466)    $(0.040)
In excess of net investment income            (0.007)   (0.001)     (0.006)    (0.001)    (0.025)    (0.071)    (0.098)     (0.017)
From net realized gain on investments             --        --          --         --         --     (0.094)        --          --
In excess of net realized gain on investments     --        --          --         --         --     (0.037)        --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                          $(0.252)  $(0.223)    $(0.459)   $(0.476)   $(0.493)   $(0.628)   $(0.564)    $(0.057)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period             $ 9.930   $10.790     $10.580    $10.150    $10.110    $10.020    $11.070     $10.010
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                               4.58%     4.19%       8.95%      5.16%      6.12%     (3.93)%    16.97%       0.01%
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                              Tennessee Fund (continued)
                                           ----------------------------------------------------------------------------------------
                                                                                                Year Ended
                                                                  -----------------------------------------------------------------
                                               Six Months Ended                  August 31,                        Sept. 30,
                                               February 28, 1998  -----------------------------------------  ----------------------
                                               (Unaudited)          1997       1996       1995      1994*       1993        1992**
                                           ---------------------  -----------------------------------------  ----------------------
                                             Class A   Class B     Class B    Class B    Class B   Class B     Class B     Class B
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)   $ 2,147   $ 51,850    $ 51,712   $ 54,533   $ 57,484   $ 55,379    $ 39,648   $ 3,475
Ratio of expenses to average daily net
  assets/(2)(3)/                               0.72%+     1.56%+      1.54%      1.53%      1.47%      1.37%+      1.30%     1.00%+
Ratio of expenses to average daily net
  assets after custodian fee reduction/(2)/    0.70%+     1.54%+      1.53%      1.51%        --         --          --        --
Ratio of net investment income to average
  daily net assets                             5.04%+     4.19%+      4.39%      4.45%      4.77%      4.44%+      4.24%     2.91%+
Portfolio Turnover/(4)/                          --         --          --         --         --         --          28%        0%
-----------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                  1.61%     2.10%+
    Net investment income                                                                                          3.93%     1.81%+
Net investment income per share                                                                                $  0.432   $ 0.025
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, August 25, 1992, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to its respective Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                 Virginia Fund
                                             ---------------------------------------------------------------------------------------
                                                                                               Year Ended
                                                                   -----------------------------------------------------------------
                                              Six Months Ended                       August 31,                        Sept. 30,
                                              February 28, 1998    --------------------------------------------  -------------------
                                              (Unaudited)              1997       1996       1995       1994*       1993      1992
                                             --------------------- --------------------------------------------  -------------------
                                              Class A     Class B    Class B    Class B    Class B    Class B     Class B   Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period        $ 9.620    $ 10.630   $ 10.260   $ 10.260   $ 10.120   $ 11.060    $ 10.460   $10.200
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                         $ 0.245    $  0.227   $  0.467   $  0.471   $  0.479   $  0.438    $  0.483   $ 0.526
Net realized and unrealized gain (loss) on
    investments                                 0.198       0.224      0.369      0.006      0.161     (0.864)      0.762     0.385
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations           $ 0.443    $  0.451   $  0.836   $  0.477   $  0.640   $ (0.426)   $  1.245   $ 0.911
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                    $(0.245)   $ (0.227)  $ (0.466)  $ (0.471)  $ (0.479)  $ (0.438)   $ (0.483)  $(0.526)
In excess of net investment income             (0.008)     (0.004)        --     (0.006)    (0.021)    (0.076)     (0.130)   (0.120)
From net realized gain on investments              --          --         --         --         --         --      (0.022)   (0.005)
In excess of net realized gain on investments      --          --         --         --         --         --      (0.010)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                           $(0.253)   $ (0.231)  $ (0.466)  $ (0.477)  $ (0.500)  $ (0.514)   $ (0.645)  $(0.651)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period              $ 9.810    $ 10.850   $ 10.630   $ 10.260   $ 10.260   $ 10.120    $ 11.060   $10.460
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                4.65%       4.34%      8.31%      4.67%      6.62%     (3.95)%     12.33%     9.16%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)     $ 1,807    $154,432   $159,603   $175,918   $189,535   $193,420    $175,426   $72,629
Ratio of expenses to average daily net
    assets/(2)(3)/                               0.89%+      1.61%+     1.60%      1.56%      1.50%      1.44%+      1.52%     1.36%
Ratio of expenses to average daily net assets
    after custodian fee reduction/(2)/           0.87%+      1.59%+     1.57%      1.53%        --         --          --        --
Ratio of net investment income to average
    daily net assets                             4.96%+      4.27%+     4.47%      4.52%      4.81%      4.51%+      4.42%     4.86%
Portfolio Turnover/(4)/                            --          --         --         --         --         --          27%       85%
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios (As a percentage of average daily net assets):
    Expenses/(2)/                                                                                                              1.59%
    Net investment income                                                                                                      4.63%
Net investment income per share                                                                                            $  0.501
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies
    ----------------------------------------------------------------------------
    Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, twelve of the non-diversified funds are included in these financial statements. They include Eaton Vance Alabama Municipals Fund ("Alabama Fund"), Eaton Vance Arkansas Municipals Fund ("Arkansas Fund"), Eaton Vance Georgia Municipals Fund ("Georgia Fund"), Eaton Vance Kentucky Municipals Fund ("Kentucky Fund"), Eaton Vance Louisiana Municipals Fund ("Louisiana Fund"), Eaton Vance Maryland Municipals Fund ("Maryland Fund"), Eaton Vance Missouri Municipals Fund ("Missouri Fund"), Eaton Vance North Carolina Municipals Fund ("North Carolina Fund"), Eaton Vance Oregon Municipals Fund ("Oregon Fund"), Eaton Vance South Carolina Municipals Fund ("South Carolina Fund"), Eaton Vance Tennessee Municipals Fund ("Tennessee Fund") and Eaton Vance Virginia Municipals Fund ("Virginia Fund"). The Funds offer two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (see Note 6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Missouri Fund invests its assets in the Missouri Municipals Portfolio, the North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Oregon Fund invests its assets in the Oregon Municipals Portfolio, the South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (100% at February 28, 1998 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

    B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

    C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations.

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

    The amounts and expiration dates of the capital loss carryovers are as follows:

    Fund                               Amount              Expires
    ----------------------------------------------------------------------------
    Alabama Fund                       $   94,556          August 31, 2005
                                          988,165          August 31, 2004
                                        1,959,872          August 31, 2003
                                          493,798          August 31, 2002
                                            1,050          August 31, 2000

    Arkansas Fund                         251,575          August 31, 2005
                                        1,818,024          August 31, 2004
                                          562,797          August 31, 2003
                                          245,917          August 31, 2002

    Georgia Fund                        6,795,020          August 31, 2004
                                          926,209          August 31, 2003
                                           53,716          August 31, 2002

    Kentucky Fund                         233,391          August 31, 2005
                                        2,983,452          August 31, 2004
                                        1,058,495          August 31, 2003
                                           15,369          August 31, 2002

    Louisiana Fund                        250,387          August 31, 2005
                                        1,758,496          August 31, 2004
                                          278,670          August 31, 2003
                                           19,017          August 31, 2002

    Maryland Fund                              35          August 31, 2005
                                        1,328,059          August 31, 2004
                                          706,677          August 31, 2003
                                           11,063          August 31, 2002

    Missouri Fund                         113,141          August 31, 2005
                                        1,802,756          August 31, 2004
                                          436,052          August 31, 2003
                                           21,383          August 31, 2002

    North Carolina Fund                    73,745          August 31, 2005
                                        8,479,506          August 31, 2004
                                        2,765,374          August 31, 2003
                                          106,971          August 31, 2002

    Oregon Fund                           924,680          August 31, 2005
                                        4,256,656          August 31, 2004
                                          476,104          August 31, 2003
                                            7,028          August 31, 2002

    South Carolina Fund                   183,416          August 31, 2005
                                        2,881,146          August 31, 2004
                                        1,328,574          August 31, 2003
                                          109,330          August 31, 2002

    Tennessee Fund                        246,996          August 31, 2005
                                        1,740,777          August 31, 2004
                                          196,181          August 31, 2003
                                            5,333          August 31, 2002

    Virginia Fund                       7,591,132          August 31, 2004
                                          537,061          August 31, 2003

    Additionally, at August 31, 1997, net capital losses of $3,861 for the South Carolina Fund, attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's current taxable year.

    Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

    D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

    E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Other -- Investment transactions are accounted for on a trade date basis.

    H Interim Financial Information -- The interim financial statements relating to February 28, 1998 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash.

    The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:


                                                   Alabama Fund
                                 -----------------------------------------------
                                   Six Months Ended
                                   February 28, 1998              Year Ended
                                   (Unaudited)                 August 31, 1997
                                 -----------------------------------------------
                                   Class A      Class B             Class B
    ----------------------------------------------------------------------------
     Sales                         49,038       171,218             320,982
     Issued to shareholders
       electing to receive
       payments of
       distributions                             95,194             207,245
       in Fund shares               5,758

       Redemptions               (149,461)     (694,049)         (1,391,666)

     Issued to EV
       Traditional
       Municipals
       shareholders               590,481            --                  --
    ----------------------------------------------------------------------------
     Net increase (decrease)      495,816      (427,637)           (863,439)
    ----------------------------------------------------------------------------

                                                    Arkansas Fund
                                 -----------------------------------------------
                                    Six Months Ended
                                    February 28, 1998             Year Ended
                                    (Unaudited)                 August 31, 1997
                                 -----------------------------------------------
                                    Class A      Class B            Class B
    ----------------------------------------------------------------------------
     Sales                           9,368       72,422             143,949

     Issued to shareholders
       electing to receive
       payments of
       distributions
       in Fund shares                1,429       59,075             130,882

       Redemptions                  (9,142)    (574,055)         (1,589,210)

     Issued to EV Traditional
       Municipals shareholders     120,288           --                  --
    ----------------------------------------------------------------------------
     Net increase (decrease)       121,943     (442,558)         (1,314,379)
    ----------------------------------------------------------------------------

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

                                                    Georgia Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998           Year Ended
                                    (Unaudited)                 August 31, 1997
                                ------------------------------------------------
                                   Class A      Class B             Class B
     ---------------------------------------------------------------------------
     Sales                           7,102      155,034             441,579

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                2,574       87,144             192,185

     Redemptions                   (12,234)    (828,424)         (2,356,341)

     Issued to EV Traditional
       Municipals shareholders     186,097           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       183,539     (586,246)         (1,722,577)
     ---------------------------------------------------------------------------

                                                   Kentucky Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998           Year Ended
                                    (Unaudited)                 August 31, 1997
                                ------------------------------------------------
                                    Class A     Class B             Class B
     ---------------------------------------------------------------------------
     Sales                           6,066      191,791             382,603

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                2,066      131,324             284,793

     Redemptions                   (41,013)    (940,251)         (2,186,957)

     Issued to EV Traditional
       Municipals shareholders     143,269           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       110,388     (617,136)         (1,519,561)
     ---------------------------------------------------------------------------

                                                  Louisiana Fund
                                ------------------------------------------------
                                   Six Months Ended
                                   February 28, 1998             Year Ended
                                   (Unaudited)                 August 31, 1997
                                ------------------------------------------------
                                   Class A       Class B            Class B
     ---------------------------------------------------------------------------
     Sales                          41,942       86,841             222,047

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                4,710       34,651              69,196

     Redemptions                   (39,923)    (179,677)           (497,956)

     Issued to EV Traditional
       Municipals shareholders     242,164           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       248,893      (58,185)           (206,713)
     ---------------------------------------------------------------------------

                                                   Maryland Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998         Year Ended
                                    (Unaudited)               August 31, 1997
                                ------------------------------------------------
                                   Class A       Class B          Class B
     ---------------------------------------------------------------------------
     Sales                          15,826      257,353             549,185

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                2,017      106,926             232,372

     Redemptions                   (21,143)    (741,281)         (1,524,095)

     Issued to EV Traditional
       Municipals shareholders     132,577           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       129,277     (377,002)           (742,538)
     ---------------------------------------------------------------------------

                                                   Missouri Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998          Year Ended
                                    (Unaudited)                August 31, 1997
                                ------------------------------------------------
                                    Class A     Class B             Class B
     ---------------------------------------------------------------------------
     Sales                          41,218      147,741             186,027
     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                3,720       72,131             158,432

     Redemptions                   (25,272)    (516,038)         (1,144,910)

     Issued to EV Traditional
       Municipals shareholders     221,323          --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       240,989     (296,166)           (800,451)
     ---------------------------------------------------------------------------

                                                 North Carolina Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998          Year Ended
                                    (Unaudited)                August 31, 1997
                                ------------------------------------------------
                                   Class A      Class B             Class B
     ---------------------------------------------------------------------------
     Sales                         127,050      189,184             454,728

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares               12,218      155,394             349,575

     Redemptions                  (628,722)  (1,262,227)         (3,186,918)

     Issued to EV Traditional
       Municipals shareholders   1,605,302           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)     1,115,848     (917,649)         (2,382,615)
     ---------------------------------------------------------------------------

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


                                                     Oregon Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998          Year Ended
                                    (Unaudited)                August 31, 1997
                                ------------------------------------------------
                                    Class A     Class B             Class B
     ---------------------------------------------------------------------------
     Sales                          10,367      128,537             517,033

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                1,390      125,479             282,470

     Redemptions                      (449)    (881,264)         (2,633,847)
     Issued to EV Traditional
       Municipals shareholders      75,426           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)        86,734     (627,248)         (1,834,344)
     ---------------------------------------------------------------------------

                                                 South Carolina Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998          Year Ended
                                    (Unaudited)                August 31, 1997
                                ------------------------------------------------
                                   Class A      Class B             Class B
     ---------------------------------------------------------------------------
     Sales                          12,724      111,060             188,272

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                1,634       48,588             106,519

     Redemptions                    (3,389)    (348,053)           (927,151)

     Issued to EV Traditional
       Municipals shareholders     109,050           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       120,019     (188,405)           (632,360)
     ---------------------------------------------------------------------------

                                                    Tennessee Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998         Year Ended
                                    (Unaudited)               August 31, 1997
                                ------------------------------------------------
                                    Class A     Class B             Class B
     ---------------------------------------------------------------------------
     Sales                           9,924      197,109             237,074

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                4,616       51,972             113,438

     Redemptions                   (49,348)    (331,543)           (831,841)

     Issued to EV Traditional
       Municipals shareholders     250,960           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       216,152      (82,462)           (481,329)
     ---------------------------------------------------------------------------

                                                    Virginia Fund
                                ------------------------------------------------
                                    Six Months Ended
                                    February 28, 1998          Year Ended
                                    (Unaudited)                August 31, 1997
                                ------------------------------------------------
                                    Class A     Class B             Class B
     ---------------------------------------------------------------------------
     Sales                          34,760      282,595             613,925

     Issued to shareholders
       electing to receive
       payments of distributions
       in Fund shares                1,821      159,891             353,174

     Redemptions                    (2,732)  (1,229,450)         (3,092,672)

     Issued to EV Traditional
       Municipals shareholders     150,372           --                  --
     ---------------------------------------------------------------------------
     Net increase (decrease)       184,221     (786,964)         (2,125,573)
     ---------------------------------------------------------------------------



4   Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $106, $233, $158, $141, $363, $315, $1,100, $429, $254, $334, $272
    and $71 from the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 1998.

5   Distribution Plan
    ----------------------------------------------------------------------------
    Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund's Class B shares. The Plans require the Class B shares to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


    0.75% of each Fund's Class B daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund's Class B shares and, accordingly, reduces each Fund's Class B net assets. For the six months ended February 28, 1998, the Class B shares of the Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid $350,499, $222,165, $341,101, $442,203, $120,189, $391,324, $285,000,
    $552,246, $408,078, $194,695, $193,925 and $586,027, respectively, to EVD, representing 0.75% (annualized) of each Fund's Class B average daily net assets. At February 28, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund were approximately $2,740,000, $1,918,000, $2,708,000,
    $3,266,000, $1,130,000, $3,151,000, $2,088,000, $4,246,000, $3,240,000,
    $1,697,000, $1,603,000 and $4,315,000, respectively.

    In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets attributable to both Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the six months ended February 28, 1998, Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $3,662, $512, $2,019, $1,271, $1,925, $1,226, $1,897, $5,276, $604, $1,086, $1,076 and $1,512,
    respectively, for Class A shares, and $84,120, $53,361, $81,858, $110,830,
    $27,243, $93,912, $68,443, $132,538, $97,938, $49,635, $46,542 and $140,627,
    respectively, for Class B shares. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Certain officers and Trustees of the Fund are officers or directors of EVD.

6   Contingent Deferred Sales Charge
    ----------------------------------------------------------------------------
    A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $111,000, $95,000, $126,000, $161,000, $28,000, $116,000, $71,000, $183,000, $134,000, $59,000,
    $57,000 and $190,000 of CDSC paid by Class B shareholders of Alabama Fund, Arkansas Fund, Georgia Fund, Kentucky Fund, Louisiana Fund, Maryland Fund, Missouri Fund, North Carolina Fund, Oregon Fund, South Carolina Fund, Tennessee Fund and Virginia Fund, respectively, for the six months ended February 28, 1998.

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


7   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended February 28, 1998 were as follows:


    Alabama Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  2,713,155
    Decreases                                                     11,073,131


    Arkansas Fund
    ----------------------------------------------------------------------------
    Increases                                                   $    933,140
    Decreases                                                      7,323,031


    Georgia Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  1,833,123
    Decreases                                                     10,359,141


    Kentucky Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  2,308,262
    Decreases                                                     12,352,729


    Louisiana Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  1,604,720
    Decreases                                                      3,143,596


    Maryland Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  3,114,767
    Decreases                                                     10,110,915


    Missouri Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  2,263,089
    Decreases                                                      7,406,690


    North Carolina Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  3,418,506
    Decreases                                                     22,470,871


    Oregon Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  1,533,124
    Decreases                                                     11,220,761


    South Carolina Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  1,305,961
    Decreases                                                      4,820,590


    Tennessee Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  2,195,745
    Decreases                                                      4,867,135


    Virginia Fund
    ----------------------------------------------------------------------------
    Increases                                                   $  3,574,464
    Decreases                                                     16,073,816


8   Transfer of Assets
    ----------------------------------------------------------------------------
    On September 1, 1997, EV Marathon Alabama Municipal Fund, EV Marathon Arkansas Municipal Fund, EV Marathon Georgia Municipal Fund, EV Marathon Kentucky Municipal Fund, EV Marathon Louisiana Municipal Fund, EV Marathon Maryland Municipal Fund, EV Marathon Missouri Municipal Fund, EV Marathon North Carolina Municipal Fund, EV Marathon Oregon Municipal Fund, EV Marathon South Carolina Municipal Fund, EV Marathon Tennessee Municipal Fund and EV Marathon Virginia Municipal Fund acquired the net assets of EV Traditional Alabama Municipals Fund, EV Traditional Arkansas Municipals Fund, EV Traditional Georgia Municipals Fund, EV Traditional Kentucky Municipals Fund, EV Traditional Louisiana Municipals Fund, EV Traditional Maryland Municipals Fund, EV Traditional Missouri Municipals Fund, EV Traditional North Carolina Municipals Fund, EV Traditional Oregon Municipals Fund, EV Traditional South Carolina Municipals Fund, EV Traditional Tennessee Municipals Fund and EV Traditional Virginia Municipals Fund, respectively, pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Funds, at the closing, issued Class A shares as follows:


                                                     Aggregate      Net asset
                                 Class A shares      value of       value per
        Fund                         issued       shares issued       share
       -------------------------------------------------------------------------
        Alabama Fund                 590,481       $ 5,824,841       $ 9.86
        Arkansas Fund                120,288         1,180,015         9.81
        Georgia Fund                 186,097         1,767,367         9.50
        Kentucky Fund                143,269         1,387,318         9.68

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


                                                     Aggregate      Net asset
                                 Class A shares      value of       value per
        Fund                         issued       shares issued       share
       -------------------------------------------------------------------------
        Louisiana Fund               242,164       $ 2,360,799        $9.75
        Maryland Fund                132,577         1,300,861         9.81
        Missouri Fund                221,323         2,197,879         9.93
        North Carolina Fund        1,605,302        15,424,165         9.61
        Oregon Fund                   75,426           724,248         9.60
        South Carolina Fund          109,050         1,063,789         9.76
        Tennessee Fund               250,960         2,445,040         9.74
        Virginia Fund                150,372         1,446,129         9.62


    The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transaction were as follows:


                                                                 Unrealized
                                          Acquired              appreciation
        Fund                             Net Assets            (depreciation)
       -------------------------------------------------------------------------
        Alabama Fund                    $ 5,824,841               $341,598
        Arkansas Fund                     1,180,015                 36,550
        Georgia Fund                      1,767,367                 36,495
        Kentucky Fund                     1,387,318                 (3,075)
        Louisiana Fund                    2,360,799                105,625
        Maryland Fund                     1,300,861                 20,996
        Missouri Fund                     2,197,879                106,055
        North Carolina Fund              15,424,165                648,298
        Oregon Fund                         724,248               $(11,883)
        South Carolina Fund               1,063,789                 61,451
        Tennessee Fund                    2,445,040                 84,917
        Virginia Fund                     1,446,129                 81,920

    Directly after the merger, the combined net assets of the Funds and the net asset value of Class A shares and Class B shares were as follows:


                                                    Class A net     Class B net
                                                 asset value per asset value per
        Fund                 Combined Net Assets      share            share
       -------------------------------------------------------------------------
        Alabama Fund           $101,979,281          $ 9.86           $10.85
        Arkansas Fund            62,502,501            9.81            10.51
        Georgia Fund             94,895,135            9.50            10.14
        Kentucky Fund           122,763,591            9.68            10.41
        Louisiana Fund           34,356,710            9.75            10.31
        Maryland Fund           106,971,507            9.81            10.71
        Missouri Fund            79,677,006            9.93            11.01
        North Carolina Fund     166,988,286            9.61            10.34
        Oregon Fund             113,310,381            9.60            10.51
        South Carolina Fund      53,749,484            9.76            10.38
        Tennessee Fund           54,157,115            9.74            10.58
        Virginia Fund           161,049,047            9.62            10.63

Eaton Vance Municipals Funds as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D


9   Name Change
    ----------------------------------------------------------------------------
    Effective September 1, 1997, the EV Marathon Alabama Municipals Fund, EV Marathon Arkansas Municipals Fund, EV Marathon Georgia Municipals Fund, EV Marathon Kentucky Municipals Fund, EV Marathon Louisiana Municipals Fund, EV Marathon Maryland Municipals Fund, EV Marathon Missouri Municipals Fund, EV Marathon North Carolina Municipals Fund, EV Marathon Oregon Municipals Fund, EV Marathon South Carolina Municipals Fund, EV Marathon Tennessee Municipals Fund and EV Marathon Virginia Municipals Fund changed their respective names to Eaton Vance Alabama Municipals Fund, Eaton Vance Arkansas Municipals Fund, Eaton Vance Georgia Municipals Fund, Eaton Vance Kentucky Municipals Fund, Eaton Vance Louisiana Municipals Fund, Eaton Vance Maryland Municipals Fund, Eaton Vance Missouri Municipals Fund, Eaton Vance North Carolina Municipals Fund, Eaton Vance Oregon Municipals Fund, Eaton Vance South Carolina Municipals Fund, Eaton Vance Tennessee Municipals Fund and Eaton Vance Virginia Municipals Fund.

Alabama Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                            Value
--------------------------------------------------------------------------------

Colleges and Universities -- 1.6%
--------------------------------------------------------------------------------
 A3        NR       $1,500     Birmingham-Southern
                               College, 5.35%, 12/1/19             $ 1,522,185
--------------------------------------------------------------------------------
                                                                   $ 1,522,185
--------------------------------------------------------------------------------

Electric Utilities -- 0.6%
--------------------------------------------------------------------------------
 Baa1      BBB+     $  500     Puerto Rico Electric Power
                               Authority, 6.375%, 7/1/24           $   555,810
--------------------------------------------------------------------------------
                                                                   $   555,810
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 4.9%
--------------------------------------------------------------------------------
 NR        BBB      $  350     Gadsen East, AL Medical
                               Clinic Board (Baptist
                               Hospital), 7.60%, 11/1/08           $   397,233

 NR        BBB       2,000     Gadsen East, AL Medical
                               Clinic Board (Baptist
                               Hospital), 7.80%, 11/1/21             2,283,420

 Baa1      BBB+        320     Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/07                338,035

 A1        NR        1,600     University of Alabama
                               Birmingham Medical and
                               Educational Foundation
                               Housing, 7.00%, 12/1/19               1,716,016
--------------------------------------------------------------------------------
                                                                   $ 4,734,704
--------------------------------------------------------------------------------

General Obligations -- 0.3%
--------------------------------------------------------------------------------
 Baa1      A        $  650     Commonwealth of Puerto
                               Rico, Public Improvement,
                               0.00%, 7/1/15                       $   275,074
--------------------------------------------------------------------------------
                                                                   $   275,074
--------------------------------------------------------------------------------

Hospitals -- 15.7%
--------------------------------------------------------------------------------
 Aa        AA+      $1,250     Alabama Special Care
                               (Daughters of Charity),
                               5.00%, 11/1/25                      $ 1,199,288

 NR        BBB       3,000     Alexander City, AL Special
                               Care (Russell Hospital),
                               6.00%, 12/1/22                        3,140,670

 Baa3      BBB-      1,000     Baldwin County, AL (Thomas
                               Hospital), 6.75%, 4/1/21              1,093,670

 Baa3      NR        1,000     Cullman, AL Medical Clinic
                               Board (Cullman Regional
                               Medical Center), 6.50%, 2/15/23       1,074,930

 A3        NR        3,550     Jasper, AL Medical Clinic
                               Board (Walker Regional
                               Medical Center), 6.375%,
                               7/1/18/(1)/                           3,733,535

 A3        NR        1,000     Jasper, AL Medical Clinic
                               Board (Walker Regional
                               Medical Center), 6.40%, 7/1/11        1,058,040

 Baa3      BBB       2,000     Marshall, AL
                               (Boaz-Albertville Medical
                               Center), 7.00%, 1/1/20                2,217,780

 A         A-          745     Montgomery, AL Medical
                               Clinic Board (Jackson
                               Hospital), 7.00%, 3/1/15                793,015

 NR        BBB         735     Valley, AL, Special Tax
                               Care Facilities Authority,
                               (Lanier Memorial Hospital-Series A),
                               5.65%, 11/1/22                          744,342
--------------------------------------------------------------------------------
                                                                   $15,055,270
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.4%
--------------------------------------------------------------------------------
 Baa1      BBB      $1,200     Courtland, AL (Champion
                               International Corporation),
                               7.20%, 12/1/13                      $ 1,342,464

 Baa1      BBB       2,000     Courtland, AL (Champion
                               International Corporation),
                               (AMT), 6.50%, 9/1/25                  2,196,340

 Baa1      BBB         550     Courtland, AL (Champion
                               International Corporation),
                               (AMT), 7.00%, 6/1/22                    601,937

 Baa3      BBB-      2,000     Mobile, AL (Mobile Energy),
                               6.95%, 1/1/20                         2,250,820

 Baa3      BBB-      3,020     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                         3,281,683

 A3        A-        1,000     Selma, AL Solid Waste Disposal,
                               (AMT), 6.00%, 12/1/17                 1,042,230

 A2        A+        2,000     Tallahassee, AL (United Tech),
                               6.10%, 8/1/14                         2,160,260
--------------------------------------------------------------------------------
                                                                   $12,875,734
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 1.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,330     Alabama State Board of Education,
                               (AMBAC), 5.25%, 9/1/17              $ 1,332,274
--------------------------------------------------------------------------------
                                                                   $ 1,332,274
--------------------------------------------------------------------------------

Insured-Education -- 6.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $4,000     University of Alabama Student
                               Housing (MBIA), 5.00%, 6/1/16       $ 3,976,000

 Aaa       AAA       2,000     University of South Alabama
                               Tuition (AMBAC), 5.00%, 11/15/15      1,999,840
--------------------------------------------------------------------------------
                                                                   $ 5,975,840
--------------------------------------------------------------------------------


                       See notes to financial statements

Alabama Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                            Value
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,000     Columbia, AL (AL Power)
                               (AMBAC), 6.50%, 9/1/23              $ 2,106,940

 Aaa       AAA         250     Puerto Rico Electric Power
                               Authority, "STRIPES", (FSA),
                               Variable Rate, 7/1/03/(2)/              287,813

 Aaa       AAA       1,000     Robertsdale, AL, Water Sewer And
                               Electric Revenue Warrants,
                               (AMBAC), 5.125%, 4/1/22                 991,070
--------------------------------------------------------------------------------
                                                                   $ 3,385,823
--------------------------------------------------------------------------------

Insured-General Obligations -- 9.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,000     Daphne, AL (AMBAC),
                               5.125%, 4/1/17                      $ 2,000,900

 Aaa       AAA         250     Fairfield City, AL (AMBAC),
                               6.30%, 6/1/22                           273,123

 Aaa       AAA       1,000     Greenville, AL (AMBAC),
                               5.25%, 12/1/21                        1,003,180

 Aaa       AAA         500     Hamilton, AL (MBIA),
                               5.25%, 8/1/22                           502,540

 Aaa       AAA       3,250     Madison, AL School Warrants
                               (MBIA), 6.00%, 2/1/24                 3,503,305

 Aaa       AAA         500     North Port, AL (AMBAC),
                               5.70%, 3/1/21                           529,725

 Aaa       AAA       1,000     Puerto Rico Public Building
                               Authority, (AMBAC), 5.00%, 7/1/27       980,320

 Aaa       AAA         500     Troy City, AL (CAPG),
                               6.60%, 6/1/12                           557,230
--------------------------------------------------------------------------------
                                                                   $ 9,350,323
--------------------------------------------------------------------------------

Insured-Hospitals -- 6.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,810     Bessemer, AL Medical Clinic
                               Board (MBIA), 6.00%, 5/15/19        $ 1,942,782

 Aaa       AAA       2,000     Huntsville, AL Health Care
                               Facilities (MBIA), 6.50%, 6/1/13      2,275,080

 Aaa       AAA         750     Montgomery, AL, Special Tax
                               Care Facilities Authority,
                               (Baptist Medical Center-Series A),
                               (AMBAC), 5.00%, 5/1/20                  727,455

 Aaa       AAA       1,500     University of Alabama Hospital
                               Revenue - Birmingham (MBIA),
                               5.00%, 10/1/14                        1,501,800
--------------------------------------------------------------------------------
                                                                   $ 6,447,117
--------------------------------------------------------------------------------

Insured-Miscellaneous -- 5.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $4,500     Alabama State Docks Department
                               (MBIA), (AMT), 6.30%, 10/1/21       $ 4,976,594

 Aaa       AAA       1,825     Birmingham Jefferson, AL
                               Civic Center Authority
                               (MBIA), 0.00%, 9/1/18                   639,316
--------------------------------------------------------------------------------
                                                                   $ 5,615,910
--------------------------------------------------------------------------------

Insured-Solid Waste -- 4.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $  250     Huntsville, AL Solid Waste
                               Disposal (FGIC), (AMT),
                               7.00%, 10/1/08                      $   270,933

 Aaa       AAA       4,000     Huntsville, AL Solid Waste
                               Disposal (FGIC), (AMT),
                               7.00%, 10/1/14                        4,322,559
--------------------------------------------------------------------------------
                                                                   $ 4,593,492
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Commonwealth of Puerto
                               Rico, Financing Authority,
                               (AMBAC), 5.00%, 7/1/21              $   492,515

 Aaa       AAA       2,000     Commonwealth of Puerto
                               Rico, Financing Authority,
                               (AMBAC), 5.00%, 7/1/28                1,960,080
--------------------------------------------------------------------------------
                                                                   $ 2,452,595
--------------------------------------------------------------------------------

Insured-Transportation -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Huntsville-Madison County
                               Airport, AL (AMT), (MBIA),
                               5.40%, 7/1/19                       $ 1,013,860
--------------------------------------------------------------------------------
                                                                   $ 1,013,860
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 15.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     Alabama Water Pollution
                               Control Authority (AMBAC),
                               5.00%, 8/15/15                      $ 1,481,055

 Aaa       AAA       2,050     Bessemer, AL Water (AMBAC),
                               5.75%, 7/1/26                         2,183,086

 Aaa       AAA       3,075     Prichard, AL Water and
                               Sewer (AMBAC), 6.125%,
                               11/15/14                              3,401,565

 Aaa       AAA       6,000     Scottsboro, AL Water, Sewer
                               and Gas (AMBAC), 6.50%,
                               12/1/14                               6,728,219

 Aaa       AAA       1,000     West Morgan-East Lawrence,
                               AL Water Authority (FSA),
                               6.85%, 8/15/25                        1,162,550
--------------------------------------------------------------------------------
                                                                   $14,956,475
--------------------------------------------------------------------------------

                       See notes to financial statements

Alabama Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
           Standard (000's
Moody's    & Poor's omitted)   Security                            Value
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 0.5%
--------------------------------------------------------------------------------
 NR        BBB      $  500     Puerto Rico (Guaynabo
                               Municipal Government Center
                               Lease), 5.625%, 7/1/22              $   511,975
--------------------------------------------------------------------------------
                                                                   $   511,975
--------------------------------------------------------------------------------

Miscellaneous -- 0.1%
--------------------------------------------------------------------------------
 A         A        $  100     Tennessee Valley, AL
                               Exhibit Commission, 6.70%, 6/1/10   $   111,204
--------------------------------------------------------------------------------
                                                                   $   111,204
--------------------------------------------------------------------------------

Nursing Homes -- 1.1%
--------------------------------------------------------------------------------
 NR        NR       $  325     Fairhope, AL Midtown Medical
                               Clinic Board (Beverly
                               Enterprises), 6.375%, 6/1/09        $   327,496

 NR        NR          670     Mobile, AL Midtown Medical
                               Clinic Board (Beverly
                               Enterprises), 7.00%, 4/1/07             684,532
--------------------------------------------------------------------------------
                                                                   $ 1,012,028
--------------------------------------------------------------------------------

Special Tax Revenue -- 0.3%
--------------------------------------------------------------------------------
 NR        NR       $  250     Virgin Islands Public Finance
                               Authority, 7.25%, 10/1/18           $   280,645
--------------------------------------------------------------------------------
                                                                   $   280,645
--------------------------------------------------------------------------------

Transportation -- 2.3%
--------------------------------------------------------------------------------
 NR        BBB      $2,000     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23               $ 2,196,420
--------------------------------------------------------------------------------
                                                                   $ 2,196,420
--------------------------------------------------------------------------------

Water and Sewer -- 1.6%
--------------------------------------------------------------------------------
 NR        NR       $1,500     Moulton City, AL Water,
                               6.30%, 1/1/18                       $ 1,561,470
--------------------------------------------------------------------------------
                                                                   $ 1,561,470
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $87,219,402)                                  $95,816,228
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 57.6% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.5% to 29.9% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

Arkansas Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)   Security                           Value
--------------------------------------------------------------------------------

Colleges and Universities -- 8.4%
--------------------------------------------------------------------------------
NR        A+         $2,750     Conway, AR Public Facilities
                                Board Capital Improvement
                                (Hendrix College), 6.00%, 10/1/26  $ 2,906,612

A1        NR          1,000     University of Arkansas,
                                5.00%, 9/1/17                          996,290

A1        NR          1,000     University of Arkansas,
                                (Fayetteville Campus),
                                5.00%, 11/1/22                         987,360
--------------------------------------------------------------------------------
                                                                   $ 4,890,262
--------------------------------------------------------------------------------

Electric Utilities -- 7.1%
--------------------------------------------------------------------------------
A         NR         $1,000     Conway, AR Electric,
                                5.70%, 8/1/09                      $ 1,060,120

NR        BBB         1,000     Guam Power Authority,
                                5.25%, 10/1/23                         992,990

Baa2      BBB+          550     Jefferson, AR Pollution Control
                                (AR Power and Light),
                                6.30%, 6/1/18                          595,590

Baa3      BBB-          750     Jefferson, AR Pollution Control
                                (Entergy Arkansas, Inc.),
                                5.60%, 10/1/17                         757,238

Baa2      BBB+          500     Pope County, AR Pollution Control
                                (AR Power and Light),
                                6.30%, 12/1/16                         541,445

Baa1      BBB+          500     Puerto Rico Electric Power
                                Authority, 0.00%, 7/1/17               185,220
--------------------------------------------------------------------------------
                                                                   $ 4,132,603
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.1%
--------------------------------------------------------------------------------
Aaa       AAA        $  500     Harrison, AR Residential Housing
                                Facility Board Single Family
                                Mortgage (FGIC), 7.40%, 9/1/11     $   634,185
--------------------------------------------------------------------------------
                                                                   $   634,185
--------------------------------------------------------------------------------

General Obligations -- 2.7%
--------------------------------------------------------------------------------
Aa3       AA         $2,750     Arkansas State College Savings,
                                0.00%, 6/1/14                      $ 1,194,380

Baa1      A             500     Commonwealth of Puerto Rico,
                                Public Improvement,
                                0.00%, 7/1/16                          200,640

Baa1      A             500     Commonwealth of Puerto Rico,
                                Public Improvement,
                                0.00%, 7/1/18                          178,415
--------------------------------------------------------------------------------
                                                                   $ 1,573,435
--------------------------------------------------------------------------------

Hospitals -- 14.6%
--------------------------------------------------------------------------------
Baa1      NR         $  700     Baxter, AR Hospital Improvement,
                                7.25%, 9/1/07                      $   774,256

Baa1      NR            750     Baxter, AR Hospital Improvement,
                                7.50%, 9/1/21                          831,750

NR        A           1,000     Little Rock, AR Health Facilities
                                Board (Baptist Medical
                                Center-Parkway Village),
                                7.00%, 10/1/17                       1,092,230

NR        A+            550     Little Rock, AR Health Facilities
                                Board Healthcare (Baptist Medical
                                Center), 5.50%, 9/1/15                 561,424

NR        A+          1,125     Little Rock, AR Health Facilities
                                Board Hospital (Baptist Medical
                                Center), 6.80%, 11/1/05              1,296,124

NR        BBB         1,500     Paragould, AR Hospital,
                                6.375%, 10/1/17                      1,614,225

NR        A-          2,250     Pulaski County, AR Hospitals
                                (Children's Hospital),
                                6.20%, 3/1/22                        2,367,563
--------------------------------------------------------------------------------
                                                                   $ 8,537,572
--------------------------------------------------------------------------------

Housing -- 12.0%
--------------------------------------------------------------------------------
A         NR         $3,000     Arkansas Development Finance
                                Authority Compound Accretion,
                                0.00%, 12/1/11                     $ 1,162,320

NR        AAA         1,220     Arkansas Development Finance
                                Authority Single Family Mortgage
                                (GNMA), (AMT), 5.80%, 6/1/25         1,248,938

NR        AAA           990     Arkansas Development Finance
                                Authority Single Family Mortgage
                                (GNMA), (AMT), 7.45%, 1/1/27         1,093,623

NR        AAA         3,270     Arkansas Development Finance
                                Authority Single Family Mortgage
                                (GNMA/FNMA), (AMT), 6.70%, 7/1/27    3,516,328
--------------------------------------------------------------------------------
                                                                   $ 7,021,209
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 15.4%
--------------------------------------------------------------------------------
NR        A-         $  750     Arkansas State Development Finance
                                Authority Economic Development,
                                (AMT), 6.00%, 10/1/11              $   788,010

Baa2      BBB+        2,350     Baxter, AR (Aeroquip Corporation),
                                5.80%, 10/1/13                       2,533,770


                       See notes to financial statements

Arkansas Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)   Security                           Value
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
A1        AA-        $2,500     Blytheville, AR Solid Waste
                                Recycling and Sewer Treatment
                                (Nucor Corporation), (AMT),
                                6.90%, 12/1/21                     $ 2,718,049

A1        A+          1,000     Jonesboro, AR (Anheuser-Busch),
                                6.50%, 11/15/12                      1,085,130

A3        A-            775     Pine Bluff, AR Solid Waste
                                Disposal (International Paper),
                                (AMT), 5.55%, 10/1/17                  786,455

Baa3      BBB-          250     Puerto Rico Port Authority,
                                (American Airlines), (AMT),
                                6.25%, 6/1/26                          271,663

Baa3      BBB-          750     Puerto Rico Port Authority,
                                (American Airlines), (AMT),
                                6.30%, 6/1/23                          801,615
--------------------------------------------------------------------------------
                                                                   $ 8,984,692
--------------------------------------------------------------------------------

Insured-Education -- 0.9%
--------------------------------------------------------------------------------
Aaa       AAA        $  500     University of Central Arkansas
                                (AMBAC), 6.125%, 4/1/26            $   553,495
--------------------------------------------------------------------------------
                                                                   $   553,495
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.3%
--------------------------------------------------------------------------------
Aaa       AAA        $  250     North Little Rock, AR Electric
                                System (MBIA), 6.50%, 7/1/10       $   294,730

Aaa       AAA         3,390     North Little Rock, AR Electric
                                System (MBIA), 6.50%, 7/1/15/(1)/    4,031,862

Aaa       AAA           450     Puerto Rico Electric Power
                                Authority, "STRIPES", (FSA),
                                Variable Rate, 7/1/03/(2)/             518,063
--------------------------------------------------------------------------------
                                                                   $ 4,844,655
--------------------------------------------------------------------------------

Insured-Hospitals -- 6.5%
--------------------------------------------------------------------------------
Aaa       AAA        $2,610     Jonesboro, AR Residential Housing
                                and Health Care Facilities Board
                                Hospital (Saint Bernard Regional
                                Medical Center) (AMBAC),
                                5.90%, 7/1/16                      $ 2,814,806

Aaa       AAA           400     Saline County, AR Retirement
                                Housing and Healthcare Facilities
                                Board (Evan Lutheran Good
                                Samaritan) (AMBAC), 5.80%, 6/1/11      432,532

Aaa       AAA           500     Saline County, AR Retirement
                                Housing and Healthcare Facilities
                                Board (Evan Lutheran Good
                                Samaritan) (AMBAC), 6.00%, 6/1/18      539,970
--------------------------------------------------------------------------------
                                                                   $ 3,787,308
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 5.2%
--------------------------------------------------------------------------------
Aaa       AAA        $1,250     Arkansas Development Finance
                                Authority Wastewater System
                                (MBIA), 5.00%, 6/1/15              $ 1,249,900

Aaa       AAA         1,250     Arkansas Development Finance
                                Authority Wastewater System
                                (MBIA), 5.40%, 12/1/15               1,287,563

Aaa       NR            500     Texarkana, AR Water and Sewer,
                                (FGIC), 5.40%, 9/1/15                  516,750
--------------------------------------------------------------------------------
                                                                   $ 3,054,213
--------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 0.4%
--------------------------------------------------------------------------------
NR        BBB        $  250     Puerto Rico (Guaynabo Municipal
                                Government Center Lease),
                                5.625%, 7/1/22                     $   255,988
--------------------------------------------------------------------------------
                                                                   $   255,988
--------------------------------------------------------------------------------

Pooled Loans -- 4.8%
--------------------------------------------------------------------------------
A2        NR         $1,000     Arkansas State Student Loan
                                Authority, (AMT), 5.60%, 6/1/14    $ 1,021,430

A         NR          1,000     Arkansas State Student Loan
                                Authority, (AMT), 6.25%, 6/1/10      1,057,990

A         NR            610     Arkansas State Student Loan
                                Authority, (AMT), 7.25%, 6/1/09        704,221
--------------------------------------------------------------------------------
                                                                   $ 2,783,641
--------------------------------------------------------------------------------

Special Tax Revenue -- 5.8%
--------------------------------------------------------------------------------
A         NR         $2,000     Little Rock, AR Hotel and
                                Restaurant Gross Receipts Tax,
                                7.375%, 8/1/15                     $ 2,537,299

NR        NR            750     Virgin Islands Public Finance
                                Authority, 7.25%, 10/1/18              841,935
--------------------------------------------------------------------------------
                                                                   $ 3,379,234
--------------------------------------------------------------------------------

Transportation -- 1.5%
--------------------------------------------------------------------------------
NR        NR         $  750     Northwest Arkansas Regional
                                Airport Authority, (AMT),
                                7.625%, 2/1/27                     $   863,130
--------------------------------------------------------------------------------
                                                                   $   863,130
--------------------------------------------------------------------------------


                       See notes to financial statements

Arkansas Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)   Security                           Value
--------------------------------------------------------------------------------

Water and Sewer -- 5.3%
--------------------------------------------------------------------------------
A1        NR         $1,500     Little Rock, AR Sewer,
                                5.50%, 8/1/14                      $ 1,538,055

NR        NR          1,500     South Sebastian County, AR Water
                                Users Association, 6.15%, 6/1/23     1,561,215
--------------------------------------------------------------------------------
                                                                   $ 3,099,270
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $53,904,584)                                   $58,394,892
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 22.0% of the securities in the portfolio of investments are backed by bond insurance of various
financial institutions and financial guaranty assurance agencies.   The
aggregate percentage by financial institution ranged from 0.9% to 11.9% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

Georgia Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000's
Moody's  & Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------------

Electric Utilities -- 14.9%
--------------------------------------------------------------------------------
 A1        A        $2,000     Burke County, Development
                               Authority Pollution Control
                               (Georgia Power), 6.375%,
                               8/1/24                        $ 2,074,200

 A3        A         1,000     Georgia Municipal Electric
                               Power Authority, 0.00%,
                               1/1/12                            475,650

 A3        A         2,000     Georgia Municipal Electric
                               Power Authority, 8.25%,
                               1/1/11                          2,619,360

 A1        A+        1,000     Monroe County, Development
                               Authority Pollution Control
                               (Gulf Power Scherer),
                               6.30%, 9/1/24                   1,039,030

 A3        A         4,000     Monroe County, Development
                               Authority Pollution Control
                               (Ogelthorpe Power), 6.55%,
                               1/1/06                          4,518,319

 A3        A         1,000     Monroe County, Development
                               Authority Pollution Control
                               (Ogelthorpe Power), 6.70%,
                               1/1/09                          1,166,940

 A3        A         1,000     Monroe County, Development
                               Authority Pollution Control
                               (Ogelthorpe Power), 6.80%,
                               1/1/12                          1,181,400

 Baa1      BBB+        665     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17          246,349
--------------------------------------------------------------------------------
                                                             $13,321,248
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.7%
--------------------------------------------------------------------------------
 NR        AAA      $  500     Commonwealth of Puerto
                               Rico, "RIBS", (AMBAC),
                               Variable Rate, 7/1/15/(1)/    $   585,625
--------------------------------------------------------------------------------
                                                             $   585,625
--------------------------------------------------------------------------------

General Obligations -- 2.9%
--------------------------------------------------------------------------------
 Aa        AA-      $  300     City of Alpharetta,
                               6.50%, 5/1/10/(2)/            $   354,210

 Baa1      A         1,000     Commonwealth of Puerto Rico
                               Aqueduct and Sewer
                               Authority, 6.25%, 7/1/12        1,147,900

 A2        A           450     Paulding County School
                               District, 6.625%, 2/1/08          529,421

 Aaa       AAA         500     State of Georgia, 6.30%,
                               3/1/08/(2)/                       579,110
--------------------------------------------------------------------------------
                                                             $ 2,610,641
--------------------------------------------------------------------------------

Hospitals -- 11.8%
--------------------------------------------------------------------------------
 A2        NR       $4,500     City of Savannah (Saint
                               Joseph's Hospital Project),
                               6.20%, 7/1/23                 $ 4,760,189

 Baa1      NR        3,500     Fulco County, Georgia
                               Baptist Health, 6.375%,
                               9/1/22/(3)/                     3,877,825

 NR        BBB       1,785     Toombs County, GA (Dr. John
                               M. Meadows Memorial),
                               7.00%, 12/1/17                  1,945,150
--------------------------------------------------------------------------------
                                                             $10,583,164
--------------------------------------------------------------------------------

Housing -- 14.4%
--------------------------------------------------------------------------------
 Aa2       NR       $1,450     Georgia Housing and Finance
                               Authority, (AMT),
                               6.875%, 12/1/20               $ 1,543,685

 Aa2       AA+       3,985     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               6.55%, 12/1/27                  4,270,406

 Aa2       AA+       2,395     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               6.70%, 12/1/25                  2,573,236

 Aa2       AA+       1,500     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               7.05%, 12/1/20                  1,609,005

 Aa2       AA+         835     Georgia Housing and Finance
                               Authority, Single Family
                               Mortgage, FHA, (AMT),
                               7.125%, 12/1/26                   880,265

 Aa2       AA+       2,000     Georgia State Housing &
                               Finance Authority Revenue,
                               (AMT), 5.85%, 12/1/28           2,083,580
--------------------------------------------------------------------------------
                                                             $12,960,177
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 10.1%
--------------------------------------------------------------------------------
 A1        A+       $1,000     Cartersville Development
                               Authority, (Anheuser-Busch),
                               (AMT), 6.125%, 5/1/27         $ 1,061,660

 A1        A+        1,000     Cartersville Development
                               Authority, (Anheuser-Busch),
                               (AMT), 7.375%, 5/1/09           1,229,650

 Baa3      BBB-      1,750     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                   1,901,638

 NR        A+          500     Savannah Economic
                               Development Authority (Hershey
                               Foods), 6.60%, 6/1/12             543,240


                       See notes to financial statements

Georgia Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000's
Moody's  & Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
 A1        A-       $  750     Savannah Economic
                               Development Authority
                               (Union Camp Corporation),
                               6.80%, 2/1/12                 $   819,345

 NR        NR        1,220     Savannah, GA, Economic
                               Development Authority
                               (Intercat Incorporated),
                               (AMT), 9.00%, 1/1/15            1,352,175

 NR        AA-       2,000     Vienna Water and Sewer
                               (Cargill Project), (AMT),
                               6.00%, 9/1/14                   2,118,820
--------------------------------------------------------------------------------
                                                             $ 9,026,528
--------------------------------------------------------------------------------

Insured-Education -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Fulton County, Development
                               Authority, (Georgia
                               Technology Research
                               Corp.-Series B), (MBIA),
                               5.00%, 9/1/27                 $   975,880
--------------------------------------------------------------------------------
                                                             $   975,880
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 6.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Georgia Municipal Electric
                               Power Authority (FGIC),
                               5.50%, 1/1/12                 $ 1,069,090

 Aaa       AAA         750     Georgia Municipal Electric
                               Power Authority (MBIA),
                               0.00%, 1/1/07                     505,973

 Aaa       AAA       3,000     Georgia Municipal Electric
                               Power Authority (MBIA),
                               5.50%, 1/1/20                   3,168,990

 Aaa       AAA         900     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(1)/               1,036,125
--------------------------------------------------------------------------------
                                                             $ 5,780,178
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Puerto Rico Public Building
                               Authority, (AMBAC), 5.00%,
                               7/1/27                        $   980,320
--------------------------------------------------------------------------------
                                                             $   980,320
--------------------------------------------------------------------------------

Insured-Hospitals -- 13.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $  650     Chatham County (MBIA),
                               5.50%, 1/1/21                 $   670,313

 Aaa       AAA       1,000     Clarke County, Hospital
                               Authority (MBIA), 5.00%,
                               1/1/27                            973,130

 Aaa       AAA       1,300     Cobb County, Hospital
                               Authority, Kennestone
                               Hospital (MBIA),
                               5.00%, 4/1/24                   1,259,427

 Aaa       AAA       1,000     Fulco, GA Hospital
                               Authority, (Catholic Health
                               East), (MBIA), 5.00%,
                               11/15/28                          966,430

 Aaa       AAA       2,225     Gainsville and Hall County,
                               (North East Healthcare)
                               (MBIA), 6.00%, 10/1/25          2,403,378

 Aaa       AAA       1,500     Medical Center Hospital
                               Authority Floats (MBIA),
                               Variable Rate, 8/1/10/(1)/      1,781,250

 Aaa       AAA       2,000     Medical Center, Columbus
                               Regional Healthcare (MBIA),
                               6.40%, 8/1/06                   2,203,320

 Aaa       AAA       1,375     Walker, Dade and Catoosa
                               Counties Hospital (FGIC),
                               7.00%, 10/1/10                  1,564,750
--------------------------------------------------------------------------------
                                                             $11,821,998
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 1.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     East Point Building
                               Authority (FGIC), 6.00%,
                               2/1/10                        $ 1,091,520
--------------------------------------------------------------------------------
                                                             $ 1,091,520
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Metropolitan Atlanta Rapid
                               Transit Authority, (AMBAC),   $ 1,159,310
                               6.25%, 7/1/11

 Aaa       AAA       1,000     Metropolitan Atlanta Rapid
                               Transit Authority, (AMBAC),     1,160,610
                               6.25%, 7/1/20
--------------------------------------------------------------------------------
                                                             $ 2,319,920
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 8.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,975     Cherokee County, Water and
                               Sewer Authority (MBIA),
                               6.875%, 8/1/13                $ 2,170,881

 Aaa       AAA         500     Cherokee County, Water and
                               Sewer Authority, (FGIC),
                               5.00%, 8/1/27                     487,940

 Aaa       AAA       4,500     Henry County, Water and
                               Sewer Authority, (AMBAC),
                               5.00%, 2/1/26/(4)/              4,393,935

 Aaa       AAA         500     Upper Oconee Basin, Water
                               Authority, (FGIC), 5.25%,
                               7/1/27                            502,220
--------------------------------------------------------------------------------
                                                             $ 7,554,976
--------------------------------------------------------------------------------

                       See notes to financial statements

Georgia Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000's
Moody's  & Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 1.5%
--------------------------------------------------------------------------------
 Aa        AA       $2,300     Fulton County, Building
                               Authority, Judicial Center,
                               0.00%, 1/1/10                 $ 1,326,663
--------------------------------------------------------------------------------
                                                             $ 1,326,663
--------------------------------------------------------------------------------

Life Care -- 1.5%
--------------------------------------------------------------------------------
 NR        NR       $1,485     De Kalb County, Private
                               Hospital Authority (Atlanta
                               Incorporated), 8.50%,
                               3/1/25/(3)/                   $ 1,356,295
--------------------------------------------------------------------------------
                                                             $ 1,356,295
--------------------------------------------------------------------------------

Miscellaneous -- 1.2%
--------------------------------------------------------------------------------
 NR        NR       $1,000     City of Atlanta, Downtown
                               Development Authority,
                               Childcare Facilities,
                               (Central Atlanta
                               Hospitality Childcare
                               Incorported),
                               8.00%, 1/1/26                 $ 1,117,300
--------------------------------------------------------------------------------
                                                             $ 1,117,300
--------------------------------------------------------------------------------

Solid Waste -- 1.2%
--------------------------------------------------------------------------------
 A1        A+       $1,000     Savannah Resource Recovery
                               (Savannah Energy Systems
                               Company), 6.30%, 12/1/06      $ 1,075,050
--------------------------------------------------------------------------------
                                                             $ 1,075,050
--------------------------------------------------------------------------------

Special Tax Revenue -- 5.8%
--------------------------------------------------------------------------------
 Baa1      A        $3,750     Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/36      $ 3,649,950

 NR        NR        1,400     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                         1,571,612
--------------------------------------------------------------------------------
                                                             $ 5,221,562
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $82,080,212)                              $89,709,045
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 34.6% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.2% to 18.5% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(3)/ Security (or a portion thereof) has been segregated to cover when-issued securities.

/(4)/ When-issued security.

                       See notes to financial statements

Kentucky Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------  Principal
                      Amount
         Standard     (000's
Moody's  & Poor's     omitted)   Security                         Value
--------------------------------------------------------------------------------

Assisted Living -- 2.9%
--------------------------------------------------------------------------------
Aa       NR           $3,000     Kenton County, KY (Highland
                                 Terrace) FHA, 6.95%, 12/1/26    $   3,386,310
--------------------------------------------------------------------------------
                                                                 $   3,386,310
--------------------------------------------------------------------------------

Education -- 1.2%
--------------------------------------------------------------------------------
A1       AA-          $  500     University of Kentucky
                                 Consolidated Educational
                                 Buildings, 6.40%, 5/1/09        $     543,700

A1       AA-             785     University of Kentucky
                                 Consolidated Educational
                                 Buildings, 6.40%, 5/1/11              850,814
--------------------------------------------------------------------------------
                                                                 $   1,394,514
--------------------------------------------------------------------------------

Electric Utilities -- 4.9%
--------------------------------------------------------------------------------
NR       BBB          $  400     Guam Power Authority,
                                 5.25%, 10/1/23                  $     397,196

Aa2      AA-           1,000     Muhlenburg County, KY
                                 Collateralized Pollution
                                 Control, Utilities
                                 Company, 6.25%, 2/1/18              1,057,380

Baa1     BBB+          3,500     Puerto Rico Electric Power
                                 Authority, 0.00%, 7/1/17            1,296,540

Baa1     BBB+            500     Puerto Rico Electric Power
                                 Authority, 5.50%, 7/1/25              509,025

Baa1     BBB+          2,250     Puerto Rico Electric Power
                                 Authority, 6.375%, 7/1/24           2,501,145
--------------------------------------------------------------------------------
                                                                  $  5,761,286
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.4%
--------------------------------------------------------------------------------
NR       NR           $  545     Russell, KY, Health Systems,
                                 8.10%, 7/1/15                    $    679,882

Aaa      A             1,000     University of Puerto Rico
                                 Revenue, 6.50%, 6/1/13              1,007,610
--------------------------------------------------------------------------------
                                                                  $  1,687,492
--------------------------------------------------------------------------------

General Obligations -- 2.2%
--------------------------------------------------------------------------------
Baa1     A            $1,125     Commonwealth of Puerto
                                 Rico, 0.00%, 7/1/17              $    423,878

Baa1     A               500     Commonwealth of Puerto
                                 Rico, 5.375%, 7/1/25                  506,745

NR       A+            1,030     Kentucky League of Cities
                                 Funding Trust Floating
                                 Indebtedness Certificates
                                 of Participation, 6.15%, 8/1/13     1,120,074

NR       NR              500     Virgin Islands Public
                                 Finance Authority, 7.25%,
                                 10/1/18                               561,290
--------------------------------------------------------------------------------
                                                                  $  2,611,987
--------------------------------------------------------------------------------

Hospitals -- 0.4%
--------------------------------------------------------------------------------
Baa1     BBB          $  430     Russell, KY, Health Systems,
                                 8.10%, 7/1/15                    $    525,692
--------------------------------------------------------------------------------
                                                                  $    525,692
--------------------------------------------------------------------------------

Housing -- 7.0%
--------------------------------------------------------------------------------
NR       AAA          $1,445     Boone County, KY
                                 Multifamily Housing
                                 Mortgage, Walnut Creek
                                 Apartments, FHA, 7.00%,
                                 1/1/27                           $  1,529,085

NR       NR            1,200     Florence, KY, Housing
                                 Facilities, (Blue Grass
                                 Housing), 7.625%, 5/1/27            1,311,516

Aaa      AAA           2,000     Kentucky Housing Corp.,
                                 SFMR, Series 97B, 6.25%,
                                 7/1/28                              2,127,940

Aaa      AAA           2,500     Kentucky Housing
                                 Corporation, Multifamily
                                 Mortgage, 6.30%, 1/1/28             2,682,475

Aaa      AAA             590     Kentucky Housing
                                 Corporation, Single Family
                                 Mortgage, FHA, (AMT),
                                 7.45%, 1/1/23                         630,380
--------------------------------------------------------------------------------
                                                                  $  8,281,396
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 24.3%
--------------------------------------------------------------------------------
Baa1     NR           $2,425     Ashland, KY Solid Waste
                                 Disposal (Ashland Oil),
                                 (AMT), 7.125%, 2/1/22            $  2,754,873

Baa1     BBB           2,355     Ashland, KY Solid Waste
                                 Disposal (Ashland Oil),
                                 (AMT), 7.20%, 10/1/20               2,578,325

NR       NR            1,000     City of Elsmmere, KY
                                 (Courtaulds Pkg Inc.),
                                 6.75%, 4/1/10                       1,079,900


                       See notes to financial statements

Kentucky Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
         Standard     (000's
Moody's  & Poor's     omitted)   Security                         Value
--------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue (continued)
--------------------------------------------------------------------------------
NR       NR           $3,075     Fulton County, KY
                                 Industrial Building, (Chic
                                 Jeans), (AMT), 7.50%, 2/1/10     $  3,220,940

NR       A-            2,370     Hancock County, KY Solid
                                 Waste Disposal
                                 (Williamette Corporation),
                                 (AMT), 6.60%, 5/1/26                2,634,800

NR       NR            1,500     Hancock County, KY,
                                 (Southwire Co.), (AMT),
                                 7.75%, 7/1/26                       1,624,770

Baa2     BBB-          3,000     Henderson County, KY Solid
                                 Waste Disposal (MacMillan
                                 Bloedel), (AMT), 7.00%,
                                 3/1/25                              3,290,310

Aa3      AA-           1,000     Jefferson County, KY
                                 Pollution Control (E.I. du
                                 Pont de Nemours), 6.30%,
                                 7/1/12                              1,092,180

NR       BB-             985     Owensboro County, KY
                                 (KMart Corporation),
                                 6.80%, 12/1/07                      1,061,141

NR       NR            1,500     Perry County, Solid Waste
                                 Disposal (TJI International),
                                 6.80%, 5/1/26                       1,676,730

NR       BB-             915     Powderly, KY (KMart
                                 Corporation), 6.90%, 3/1/07           987,797

A2       NR            2,665     Puerto Rico Industrial,
                                 Medical and Environmental
                                 Pollution Control Facility
                                 Finance Authority,
                                 (American Home Products),
                                 5.10%, 12/1/18                      2,621,214

Baa3     BBB-            500     Puerto Rico Port Authority,
                                 (American Airlines), (AMT),
                                 6.30%, 6/1/23                         534,410

A1       A             2,820     Wickliffe, KY Solid Waste
                                 Disposal (Westvaco
                                 Corporation), (AMT),
                                 6.375%, 4/1/26                      3,077,635

Baa3     NR              500     Winchester County, KY
                                 (Kroger Corporation),
                                 6.90%, 7/1/01                         516,635
--------------------------------------------------------------------------------
                                                                  $ 28,751,660
--------------------------------------------------------------------------------

Insured-Education -- 0.6%
--------------------------------------------------------------------------------
Aaa      AAA          $  700     Northern, KY University
                                 Educational Buildings
                                 (AMBAC), 6.25%, 5/1/12           $    764,771
--------------------------------------------------------------------------------
                                                                  $    764,771
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.4%
--------------------------------------------------------------------------------
Aaa      AAA          $1,600     Commonwealth of Puerto
                                 Rico, Telephone Authority,
                                 (MBIA), Variable Rate,
                                 1/16/15/(1)/                     $  1,722,000
--------------------------------------------------------------------------------
                                                                  $  1,722,000
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.4%
--------------------------------------------------------------------------------
Aaa      AAA          $5,000     Commonwealth of Puerto
                                 Rico Highway and
                                 Transportation Authority,
                                 (AMBAC), 0.00%, 7/1/18/(2)/      $  1,826,650

Aaa      AAA           1,000     Puerto Rico Public
                                 Building Authority,
                                 (AMBAC), 5.00%, 7/1/27                980,320
--------------------------------------------------------------------------------
                                                                  $  2,806,970
--------------------------------------------------------------------------------

Insured-Hospitals -- 15.5%
--------------------------------------------------------------------------------
Aaa      AAA          $2,500     Daviess County, KY ODCH
                                 Incorporated (MBIA),
                                 6.25%, 8/1/22/(3)/               $  2,727,500

Aaa      AAA           2,500     Jefferson County, KY
                                 Health Facilities (Jewish
                                 Hosp.) (AMBAC),
                                 6.50%, 5/1/15                       2,731,825

Aaa      AAA             750     Jefferson County, KY
                                 Health Facilities (Jewish
                                 Hosp.) (AMBAC), 6.55%, 5/1/22         820,958

Aaa      AAA           1,000     Jefferson County, KY
                                 Health Facilities
                                 Authority (University
                                 Medical Center) (MBIA),
                                 5.25%, 7/1/22                       1,002,470

Aaa      AAA           1,000     Jefferson County, KY,
                                 Health Facilities, (MBIA),
                                 5.125%, 10/1/17                       996,890

Aaa      AAA           4,490     Jefferson County, KY,
                                 Health Facilities, (MBIA),
                                 5.125%, 10/1/27                     4,403,926

Aaa      AAA           4,000     Kentucky Development
                                 Finance Authority (Saint
                                 Luke's Hospital) (MBIA),
                                 7.00%, 10/1/21/(3)/                 4,465,079

Aaa      AAA           1,200     Warren County, KY,
                                 Hospital Facilities,
                                 (Bowling Green-Warren
                                 County Hospital), (FSA),
                                 5.00%, 4/1/17                       1,176,804
--------------------------------------------------------------------------------
                                                                  $ 18,325,452
--------------------------------------------------------------------------------

Insured-Transportation -- 5.8%
--------------------------------------------------------------------------------
Aaa      AAA          $3,550     Kenton County, KY Airport,
                                 6.30%, 3/1/15                    $  3,924,276

Aaa      AAA           1,000     Kenton County, KY Airport
                                 (FSA), (AMT), 6.30%, 3/1/15         1,074,130


                      See notes to financial statements

Kentucky Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
         Standard     (000's
Moody's  & Poor's     omitted)   Security                         Value
--------------------------------------------------------------------------------

Insured-Transportation (continued)
--------------------------------------------------------------------------------
Aaa      AAA          $1,195     Kenton County, KY Airport
                                 Revenue Board (MBIA),
                                 (AMT), 6.45%, 3/1/15             $  1,350,828

Aaa      AAA           1,000     Kentucky Economic
                                 Development Authority,
                                 State Turnpike
                                 Revitalization (FGIC),
                                 0.00%, 7/1/10                         576,810
--------------------------------------------------------------------------------
                                                                  $  6,926,044
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 8.9%
--------------------------------------------------------------------------------
Aaa      AAA          $2,000     Kenton County, KY Water
                                 District Waterworks
                                 (FGIC), 6.00%, 2/1/17            $  2,181,120

Aaa      AAA             500     Lexington-Fayette County,
                                 KY Government Sewer System
                                 (MBIA), 6.375%, 7/1/12                550,040

Aaa      AAA           3,415     Louisville and Jefferson
                                 County, KY Metropolitan
                                 Sewer District (MBIA),
                                 6.25%, 5/15/26                      3,788,600

Aaa      AAA           1,000     Louisville and Jefferson
                                 County, KY Sewer District
                                 (AMBAC), 6.75%, 5/15/19             1,162,620

Aaa      AAA           2,000     Louisville and Jefferson
                                 County, KY Sewer District
                                 (AMBAC), 6.75%, 5/15/25             2,325,240

Aaa      AAA             500     Louisville and Jefferson
                                 County, KY Sewer District
                                 (FGIC), 5.20%, 5/15/26                497,030
--------------------------------------------------------------------------------
                                                                  $ 10,504,650
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 10.6%
--------------------------------------------------------------------------------
A1       A            $1,300     Boone County, KY School
                                 District, 6.75%, 9/1/11          $  1,447,446

A1       A+            4,990     Jefferson County, KY
                                 Capital Projects
                                 Corporation, 0.00%, 8/15/15         2,046,000

A        A-            1,000     Louisville, KY Public
                                 Property Corporation,
                                 6.80%, 12/1/22                      1,113,220

Aa       NR            2,000     Mount Sterling, KY Lease,
                                 6.15%, 3/1/13                       2,117,640

Aa       NR            3,500     Mount Sterling, KY Lease,
                                 6.20%, 3/1/18                       3,692,920

A        NR            2,000     Owensboro County, KY
                                 Airport Lease, 5.875%,
                                 6/1/15                              2,090,560
--------------------------------------------------------------------------------
                                                                  $ 12,507,786
--------------------------------------------------------------------------------

Nursing Homes -- 1.0%
--------------------------------------------------------------------------------
NR       NR           $  800     Jefferson County, KY
                                 Health Facilities, Beverly
                                 Enterprises, 9.75%, 8/1/07       $    862,496

NR       AAA             325     Pike County, KY, (Phelps
                                 Regional Health), 5.35%,
                                 9/20/12                               331,734
--------------------------------------------------------------------------------
                                                                  $  1,194,230
--------------------------------------------------------------------------------

Solid Waste -- 1.1%
--------------------------------------------------------------------------------
NR       NR           $1,200     Morgantown, KY Solid Waste
                                 Revenue, 7.45%, 5/1/22           $  1,276,656
--------------------------------------------------------------------------------
                                                                  $  1,276,656
--------------------------------------------------------------------------------

Transportation -- 7.8%
--------------------------------------------------------------------------------
NR       BBB          $3,000     Guam Airport Authority,
                                 (AMT), 6.70%, 10/1/23/(4)/       $  3,294,630

Baa3     BB+             500     Kenton County, KY  Airport
                                 (Delta Airlines), (AMT),
                                 7.50%, 2/1/20                         557,225

Baa3     BB+           3,400     Kenton County, KY Airport
                                 (Delta Airlines), (AMT),
                                 6.125%, 2/1/22                      3,509,072

Baa3     BB+           1,500     Kenton County, KY Airport
                                 (Delta Airlines), (AMT),
                                 7.125%, 2/1/21                      1,648,890

Baa3     BB+             250     Kenton County, KY Airport
                                 (Delta Airlines), (AMT),
                                 7.50%, 2/1/12                         279,663
--------------------------------------------------------------------------------
                                                                  $  9,289,480
--------------------------------------------------------------------------------

Water and Sewer -- 0.6%
--------------------------------------------------------------------------------
A        NR           $  650     Harden County, KY Water
                                 District, 6.50%, 9/1/12          $    706,342
--------------------------------------------------------------------------------
                                                                  $    706,342
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $108,588,633)                                  $118,424,718
--------------------------------------------------------------------------------


                       See notes in financial statements

Kentucky Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



AMT - Interest earned from these securities may be considered a tax preference item for the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 34.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.3% to 21.4% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ When-issued security.
/(3)/ Security has been segregated to cover when-issued securities.
/(4)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes in financial statements

Louisiana Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------

Education -- 0.5%
--------------------------------------------------------------------------
 Aaa       NR       $  115     Louisiana Public Facilities
                               Authority, Guaranteed
                               Student Loan Revenue Bonds,
                               (AMT), 6.75%, 9/1/06          $   122,028

 A2        NR           65     Louisiana Public Facilities
                               Authority, Student Loan
                               Revenue Bonds, (AMT),
                               7.00%, 9/1/06                      69,596
--------------------------------------------------------------------------
                                                             $   191,624
--------------------------------------------------------------------------

Electric Utilities -- 2.8%
--------------------------------------------------------------------------
 Baa1      BBB+     $2,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17      $   933,125

 Baa1      BBB+        175     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           64,827
--------------------------------------------------------------------------
                                                             $   997,952
--------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.4%
--------------------------------------------------------------------------
 NR        AAA      $  250     Commonwealth of Puerto
                               Rico, "RIBS", (AMBAC),
                               Variable Rate, 7/1/15/(1)/    $   292,813

 Aaa       AAA       2,475     Parish of Jefferson, LA,
                               Home Mortgage Authority,
                               Single Family, (FGIC),
                               0.00%, 5/1/17                     918,695
--------------------------------------------------------------------------
                                                             $ 1,211,508
--------------------------------------------------------------------------

General Obligations -- 0.2%
--------------------------------------------------------------------------
 Baa1      A        $  200     Commonwealth of Puerto
                               Rico, Public Improvement,
                               0.00%, 7/1/18                 $    71,366
--------------------------------------------------------------------------
                                                             $    71,366
--------------------------------------------------------------------------

Hospitals -- 6.1%
--------------------------------------------------------------------------
 A3        NR       $1,000     Lafourche Parish, LA,
                               Hospital Service District,
                               6.00%, 10/1/23/(2)/           $ 1,033,770

 NR        BBB         750     Louisiana PFA, General
                               Health Systems Project,
                               6.80%, 11/1/16                    832,463

 NR        A-          250     Saint Tammany Parish, LA,
                               Hospital Service District,
                               6.50%, 7/1/22                     264,668
--------------------------------------------------------------------------
                                                             $ 2,130,901
--------------------------------------------------------------------------

Housing -- 20.3%
--------------------------------------------------------------------------
 Aaa       NR       $   85     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (GNMA), (AMT),
                               7.875%, 12/1/21               $    90,035

 Aaa       NR          610     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (GNMA/FNMA), 7.00%,
                               4/1/32                            644,349

 Aaa       NR          230     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (GNMA/FNMA), (AMT),
                               7.10%, 10/1/24                    243,777

 Aaa       NR          485     Louisiana Housing Finance
                               Agency, Single Family,
                               6.375%, 12/1/27                   516,234

 NR        AAA         150     Louisiana Housing Finance
                               Authority, Multifamily
                               Housing, (Westview
                               Apartment II), (FHA),
                               (AMT), 7.95%, 1/1/32              159,504

 Aaa       NR          595     Louisiana Housing Finance
                               Authority, Single Family,
                               (GNMA), (AMT), 6.30%,
                               12/1/27                           629,016

 Aaa       NR        1,250     Louisiana Housing Finance
                               Authority, Single Family,
                               (GNMA), (AMT), 8.00%, 3/1/25    1,433,988

 Aaa       NR          640     Louisiana Housing Finance
                               Authority, Single Family,
                               (GNMA/FNMA), (AMT), 6.55%,
                               12/1/26                           681,498

 NR        D         1,000     Louisiana Public Facilities
                               Authority, Multifamily
                               Housing, (Windsor Housing),
                               6.25%, 1/1/26                     750,000

 Aaa       NR        1,890     New Orleans Home Mortgage
                               Authority, Single Family,
                               (GNMA/FNMA), (AMT),
                               6.30%, 6/1/28                   1,992,777
--------------------------------------------------------------------------
                                                             $ 7,141,178
--------------------------------------------------------------------------


Industrial Development Revenue / Pollution Control Revenue -- 12.8%
--------------------------------------------------------------------------
 A3        A-       $1,750     City of Bastrop, LA,
                               (International Paper
                               Company), (AMT),
                               6.60%, 3/1/19/(3)/            $ 1,938,632

 A3        A-          750     De Soto Parish, LA,
                               (International Paper
                               Company), (AMT),
                               7.70%, 11/1/18                    885,900

 Baa3      BBB-        900     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                     977,985

 Aa3       NR          500     South Louisiana Port
                               Commission, (Cargill,
                               Inc.), 5.85%, 4/1/17              527,585


                       See notes to financial statements

Louisiana Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D




Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
------------------------------------------------------------------------------

Industrial Development Revenue /
Pollution Control Revenue (continued)
------------------------------------------------------------------------------
 Baa1      BBB+     $  150     South Louisiana Port
                               Commission, (GATX Terminals
                               Corporation), 7.00%, 3/1/23   $   164,535
------------------------------------------------------------------------------
                                                             $ 4,494,637
------------------------------------------------------------------------------

Insured-Colleges and Universities -- 5.5%
------------------------------------------------------------------------------
 Aaa       AAA      $1,250     Louisiana Public Facilities
                               Authority, (Dillard Univ.),
                               (AMBAC), 5.00%, 2/1/28        $ 1,210,375

 Aaa       AAA         750     Louisiana Public Facilities
                               Authority, (Tulane
                               University), (MBIA),
                               5.00%, 11/15/27                   724,950
------------------------------------------------------------------------------
                                                             $ 1,935,325
------------------------------------------------------------------------------

Insured-Education -- 3.3%
------------------------------------------------------------------------------
 Aaa       AAA      $1,100     Louisiana State University,
                               (FGIC), 5.75%, 7/1/14         $ 1,180,289
------------------------------------------------------------------------------
                                                             $ 1,180,289
------------------------------------------------------------------------------

Insured-General Obligations -- 9.7%
------------------------------------------------------------------------------
 Aaa       AAA      $3,000     New Orleans, LA, (AMBAC),
                               0.00%, 9/1/15                 $ 1,259,100

 Aaa       AAA       4,000     New Orleans, LA, (AMBAC),
                               0.00%, 9/1/16                   1,583,240

 Aaa       AAA       1,500     New Orleans, LA, (AMBAC),
                               0.00%, 9/1/17                     559,380
------------------------------------------------------------------------------
                                                             $ 3,401,720
------------------------------------------------------------------------------

Insured-Hospitals -- 4.9%
------------------------------------------------------------------------------
 Aaa       AAA      $  100     Louisiana Public Facilities
                               Authority Hospital, (MBIA),
                               Variable Rate, 12/1/14/(1)/   $   114,625

 Aaa       AAA       1,500     Ouachita Parish, Glenwood
                               Medical Center, (FSA),
                               5.75%, 5/15/21                  1,604,625
------------------------------------------------------------------------------
                                                             $ 1,719,250
------------------------------------------------------------------------------

Insured-Housing -- 0.2%
------------------------------------------------------------------------------
 Aaa       AAA      $  415     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (MBIA) (GNMA/FNMA),
                               0.00%, 10/1/15                $    67,479
------------------------------------------------------------------------------
                                                             $    67,479
------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 5.7%
------------------------------------------------------------------------------
 Aaa       AAA      $  105     Baton Rouge, LA, Public
                               Improvement, (FGIC), 4.75%,
                               8/1/16                        $   101,003

 Aaa       AAA         345     Baton Rouge, LA, Public
                               Improvement, (FGIC), 4.75%,
                               8/1/17                            329,392

 Aaa       AAA       1,000     Orleans Levee District,
                               (FSA), 5.95%, 11/1/14           1,095,560


 Aaa       AAA         500     Parish of Lafayette, LA,
                               School District, (FGIC),
                               4.60%, 4/1/18/(4)/                465,800
------------------------------------------------------------------------------
                                                             $ 1,991,755
------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 5.0%
------------------------------------------------------------------------------
 Aa2       AA       $1,650     Saint Bernard Parish,
                               (Mobil Oil), 5.90%, 11/1/26   $ 1,749,132
------------------------------------------------------------------------------
                                                             $ 1,749,132
------------------------------------------------------------------------------

Life Care -- 14.1%
------------------------------------------------------------------------------
 NR        NR       $  500     Louisiana Housing Finance
                               Agency, (HCC Assisted
                               Living Group 1), (AMT),
                               9.00%, 3/1/25                 $   564,965

 NR        AAA         500     Louisiana Housing Finance
                               Agency, (Saint Dominic
                               Assisted Care Facility),
                               (GNMA), 6.85%, 9/1/25             554,295

 NR        AAA       1,995     Louisiana Housing Finance
                               Agency, (Saint Joseph's
                               Manor Retirement Center),
                               (GNMA), 7.80%, 12/1/35          2,233,022

 NR        BBB       1,150     Louisiana Public Facilities
                               Authority, (Glen Retirement
                               System), 6.70%, 12/1/25         1,258,468

 NR        NR          300     Saint Tammany, LA, Public
                               Finance, (Christwood
                               Project), 9.00%, 11/15/25         351,618
------------------------------------------------------------------------------
                                                             $ 4,962,368
------------------------------------------------------------------------------

Transportation -- 5.5%
------------------------------------------------------------------------------
 A         A-       $  500     Mississippi River Bridge
                               Authority, Bridge Revenue,
                               6.75%, 11/1/12/(2)/           $   553,270


                       See notes to financial statements

Louisiana Municipals Portfolio  as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
------------------------------------------------------------------------------

Transportation (continued)
------------------------------------------------------------------------------
 Baa1      A        $1,500     Puerto Rico, Highway and
                               Transportation Authority,
                               4.75%, 7/1/38                 $ 1,381,775
------------------------------------------------------------------------------
                                                             $ 1,935,045
------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $33,028,050)                            $35,181,529
------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 32.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.7% to 14.7% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(3)/ Security has been segregated to cover when-issued securities.

/(4)/ When-issued security.

                       See notes to financial statements

Maryland Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                           Value
--------------------------------------------------------------------------------

Cogeneration -- 1.3%
--------------------------------------------------------------------------------
 NR        NR       $1,250     Maryland Energy, AES Warrior Run
                               Project, (AMT), 7.40%, 9/1/19      $  1,388,025
--------------------------------------------------------------------------------
                                                                  $  1,388,025
--------------------------------------------------------------------------------

Colleges and Universities -- 4.1%
--------------------------------------------------------------------------------
 Aa2       AA-      $2,500     Maryland Health And Higher
                               Educational Facilities Authority,
                               (John Hopkins University),
                               5.125%, 7/1/20/(1)/                $  2,484,650

 NR        BBB         500     Montgomery County, MD,
                               Economic Development
                               Authority, 5.60%, 11/1/18               509,210

 NR        BBB         350     Montgomery County, MD,
                               Economic Development Authority,
                               5.60%, 11/1/22                          356,164

 Aa3       AA+       1,000     University of Maryland
                               Auxiliary Facilities and
                               Tuition, 6.30%, 2/1/10                1,076,970
--------------------------------------------------------------------------------
                                                                  $  4,426,994
--------------------------------------------------------------------------------

Electric Utilities -- 6.8%
--------------------------------------------------------------------------------
 A2        A        $1,500     Calvert, MD Pollution Control
                               Revenue (Baltimore Gas and
                               Electric Company), 5.55%, 7/15/14  $  1,564,815

 NR        BBB       2,500     Guam Power Authority,
                               5.25%, 10/1/13                        2,504,525

 NR        BBB         750     Guam Power Authority,
                               6.625%, 10/1/14                         833,460

 A1        A         2,225     Prince George's County, MD
                               Pollution Control Revenue (Potomac
                               Electric), 6.375%, 1/15/23            2,397,972
--------------------------------------------------------------------------------
                                                                  $  7,300,772
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.5%
--------------------------------------------------------------------------------
 Aaa       NR       $1,125     Baltimore, MD Single Family
                               Mortgage (Inner Harbor),
                               8.00%, 12/1/10                     $  1,490,975

 NR        AAA       1,000     Commonwealth of Puerto Rico
                               Public Improvement, 6.80%, 7/1/21     1,122,400

 Aaa       AAA         500     Maryland Health and Higher
                               Educational (University of
                               Maryland) (FGIC), 6.50%, 7/1/21         538,815

 Aaa       AAA       1,365     Maryland Health and Higher
                               Educational (Washington Community
                               Hospital) (AMBAC), 6.375%, 7/1/22     1,512,830

 NR        AAA       1,000     University of Maryland
                               System Auxiliary Facility
                               and Tuition, 6.50%, 4/1/11            1,071,570

 NR        AAA         175     University of Maryland
                               System Auxiliary Facility
                               and Tuition, 6.50%, 4/1/12              195,675
--------------------------------------------------------------------------------
                                                                  $  5,932,265
--------------------------------------------------------------------------------

General Obligations -- 5.5%
--------------------------------------------------------------------------------
 Baa1      A        $1,000     Commonwealth of Puerto
                               Rico, 4.50%, 7/1/23                $    903,270

 Baa1      A         2,000     Commonwealth of Puerto Rico
                               Highway And Transportation
                               Authority, 5.00%, 7/1/38/(1)/         1,900,380

 Baa1      A           600     Commonwealth of Puerto Rico,
                               Public Improvement, 0.00%, 7/1/16       240,768

 Baa1      A           500     Commonwealth of Puerto Rico
                               Public Improvement, 0.00%, 7/1/18       178,415

 Aaa       AAA       1,000     Howard County, MD,
                               4.75%, 2/15/27/(1)/                     948,760

 Aa1       AA        1,000     Washington, MD Suburban Sanitary
                               District, 5.625%, 6/1/21              1,047,300

 Aa1       AA          500     Washington, MD Suburban Sanitary
                               District, 6.20%, 6/1/11                 549,145

 Aa        NR          190     Worcester, MD Sanitary
                               District, 6.55%, 8/15/17                210,098
--------------------------------------------------------------------------------
                                                                  $  5,978,136
--------------------------------------------------------------------------------

Hospitals -- 14.2%
--------------------------------------------------------------------------------
 NR        NR       $  480     Berlin, MD (Atlantic
                               General), 8.375%, 6/1/22           $    526,752

 Baa1      BBB       1,250     Maryland Health and Higher
                               Educational (Howard County
                               General Hospital), 5.50%, 7/1/25      1,267,613

 Baa1      NR        2,500     Maryland Health and Higher
                               Educational (Union Hospital of
                               Cecil), 6.70%, 7/1/22                 2,701,700

                       See notes to financial statements

Maryland Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                         Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
 Baa1      NR       $1,000     Maryland Health And Higher
                               Educational Facilities
                               Authority, (Kennedy Krieger
                               Issue), 5.125%, 7/1/22           $     985,160

 A         NR        4,000     Prince George's County, MD
                               (Dimensions Health),
                               5.30%, 7/1/24                        3,971,639

 Baa3      NR        1,355     Prince George's County, MD
                               (Greater SouthEast Healthcare
                               System), 6.375%, 1/1/13              1,421,354

 Baa3      NR        4,250     Prince George's County, MD
                               (Greater SouthEast Healthcare
                               System), 6.375%, 1/1/23              4,458,122
--------------------------------------------------------------------------------
                                                                $  15,332,340
--------------------------------------------------------------------------------

Housing -- 11.6%
--------------------------------------------------------------------------------
 Aa        NR       $1,000     Maryland Community Development
                               Administration Multifamily,
                               FHA, (AMT), 6.70%, 5/15/36       $   1,078,500

 Aa        NR          245     Maryland Community
                               Development Administration
                               Single Family, 6.85%, 4/1/11           259,570

 Aa2       NR        1,000     Maryland Community Development
                               Administration Single Family,
                               (AMT), 5.30%, 9/1/23                   995,830

 Aa        NR        3,000     Maryland Community Development
                               Administration Single Family,
                               (AMT), 6.75%, 4/1/26                 3,221,940

 Aa        NR          895     Maryland Community Development
                               Administration Single Family,
                               (AMT), 6.80%, 4/1/22                   958,366

 Aa        NR          745     Maryland Community Development
                               Administration Single Family,
                               (AMT), 6.80%, 4/1/24                   797,746

 Aa2       NR        2,525     Montgomery County, MD
                               Single Family Mortgage
                               Revenue, (AMT), 6.05%, 7/1/27        2,658,270

 NR        A           300     Prince George's County, MD
                               (Antoinette Gardens
                               Apartments), FHA, 7.00%, 3/1/28        304,242

 NR        AAA       2,160     Prince George's County, MD,
                               Housing Authority (Langely
                               Gardens), (AMT), 5.875%,
                               2/20/39                              2,218,666
--------------------------------------------------------------------------------
                                                                $  12,493,130
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 8.4%
--------------------------------------------------------------------------------
 A1        A        $1,350     Allegany, MD Pollution
                               Control Revenue (Westvaco
                               Corporation), 6.20%, 1/1/08      $   1,490,967

 NR        NR        1,350     Baltimore, MD Pollution Control
                               Revenue (Bethlehem Steel
                               Corporation), 7.50%, 6/1/15/(2)/     1,516,185

 Aa3       AA-       2,000     Baltimore, MD Port Facilities
                               (Consolidated Coal Sales Company
                               - E.I. du Pont de Nemours),
                               6.50%, 12/1/10                       2,210,420

 Aa3       AA-       2,000     Baltimore, MD Port Facilities
                               (Consolidated Coal Sales Company
                               - E.I. du Pont de Nemours),
                               6.50%, 10/1/11/(2)/                  2,205,900

 NR        AA-       1,425     Frederick, MD Economic
                               Development Authority (Cargill,
                               Incorporated), 6.30%,
                               11/1/09/(3)/                         1,571,704
--------------------------------------------------------------------------------
                                                                $   8,995,176
--------------------------------------------------------------------------------

Insured-Colleges and Universities -- 6.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $5,000     Maryland Health and Higher
                               Educational (Loyola College)
                               (MBIA), 5.375%, 10/1/26/(2)/     $   5,098,899

 Aaa       AAA       1,200     Morgan State University,
                               Maryland Academic and
                               Facilities (MBIA), 6.10%,
                               7/1/20                               1,381,464
--------------------------------------------------------------------------------
                                                                $   6,480,363
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,000     Montgomery County, MD
                               Pollution Control Revenue
                               (MBIA), 5.375%, 2/15/24          $   2,031,680

 Aaa       AAA         250     Puerto Rico Electric Power
                               Authority, "STRIPES", (FSA),
                               Variable Rate, 7/1/03/(4)/             287,813
--------------------------------------------------------------------------------
                                                                $   2,319,493
--------------------------------------------------------------------------------

Insured-Hospitals -- 11.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,500     Calvert, MD, Economic
                               Development Authority,
                               (MBIA), 5.00%, 1/1/27            $   2,447,500



                       See notes to financial statements

Maryland Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $1,175     Maryland Health And Higher
                               Educational Facilities
                               Authority, (Baltimore-Good
                               Samaritan), (MBIA), 5.75%,
                               7/1/19                            $   1,237,381

 Aaa       AAA       5,000     Maryland Health And Higher
                               Educational Facilities
                               Authority, (Helix Health
                               Issue), (AMBAC), 5.00%, 7/1/27        4,901,599

 Aaa       AAA       3,150     Puerto Rico Industrial Medical
                               and Environmental Pollution
                               Control Facilities Financing
                               Authority (MBIA), 6.25%, 7/1/24       3,494,200
--------------------------------------------------------------------------------
                                                                 $  12,080,680
--------------------------------------------------------------------------------

Insured-Housing -- 0.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $  500     Prince George's County, MD
                               (Keystone Apartments),
                               FHA, (MBIA), 6.80%, 7/1/25        $     532,290
--------------------------------------------------------------------------------
                                                                 $     532,290
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 3.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Baltimore, MD COP (AMBAC),
                               5.00%, 10/1/17                    $   1,001,700

 Aaa       AAA       1,000     Maryland Stadium Authority
                               (AMBAC), 5.60%, 3/1/14                1,058,260

 Aaa       AAA       1,300     Maryland Stadium Authority
                               (AMBAC), 5.80%, 3/1/26                1,380,509
--------------------------------------------------------------------------------
                                                                 $   3,440,469
--------------------------------------------------------------------------------

Insured-Solid Waste -- 5.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $5,000     NE Maryland Solid Waste
                               Disposal (MBIA), (AMT),
                               6.30%, 7/1/16                     $   5,444,899
--------------------------------------------------------------------------------
                                                                 $   5,444,899
--------------------------------------------------------------------------------

Insured-Transportation -- 3.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $2,000     Baltimore, MD International
                               Airport (FGIC), (AMT), 6.25%,
                               7/1/14                            $   2,180,700

 Aaa       AAA       1,750     Washington, D.C. Metro Area
                               Transportation (FGIC),
                               5.25%, 7/1/14                         1,785,945
--------------------------------------------------------------------------------
                                                                 $   3,966,645
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 6.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Baltimore, MD Sewer
                               (FGIC), 5.50%, 7/1/26             $   1,035,030

 Aaa       AAA       1,000     Baltimore, MD Wastewater
                               (FGIC), 5.00%, 7/1/22                 1,002,740

 Aaa       AAA       2,000     Baltimore, MD Wastewater
                               (MBIA), 5.65%, 7/1/20                 2,165,040

 Aaa       AAA       2,600     Baltimore, MD Water
                               (FGIC), 5.50%, 7/1/26                 2,691,078
--------------------------------------------------------------------------------
                                                                 $   6,893,888
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 2.1%
--------------------------------------------------------------------------------
 A         NR       $1,000     Baltimore, MD Revenue
                               Authority, 5.375%, 7/1/18         $   1,003,840

 NR        BBB       1,250     Puerto Rico (Guaynabo
                               Municipal Government
                               Center Lease), 5.625%, 7/1/22         1,279,938
--------------------------------------------------------------------------------
                                                                 $   2,283,778
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.2%
--------------------------------------------------------------------------------
 Baa1      A        $  500     Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/36          $     486,660

 NR        NR          750     Virgin Islands Public Finance
                               Authority, 7.25%, 10/1/18               841,935
--------------------------------------------------------------------------------
                                                                 $   1,328,595
--------------------------------------------------------------------------------

Water and Sewer -- 1.0%
--------------------------------------------------------------------------------
 Aa2       AA       $1,000     Maryland Water Quality
                               Financing Administration
                               Revolving Loan Fund,
                               6.55%, 9/1/14                     $   1,100,490
--------------------------------------------------------------------------------
                                                                 $   1,100,490
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $100,786,895)                               $ 107,718,428
--------------------------------------------------------------------------------


                       See notes to financial statements

Maryland Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



AMT-Interest earned from these securities may be considered a tax preference item for the purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 40.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.3% to 21.2% of total investments.

/(1)/ When-issued security.
/(2)/ Security has been segregated to cover when-issued securities.
/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(4)/ Security has been issued as an inverse floater bond.



                       See notes to financial statements

Missouri Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%
--------------------------------------------------------------------------


Ratings (Unaudited)
------------------ Principal
                   Amount
         Standard  (000's
Moody's  & Poor's  omitted)    Security                      Value
--------------------------------------------------------------------------

Electric Utilities -- 3.5%
--------------------------------------------------------------------------
 NR        BBB      $1,010     Guam Power Authority
                               Revenue Bonds, 6.30%,
                               10/1/22                       $ 1,075,478

 Baa1      BBB+      1,500     Puerto Rico Electric Power
                               Authority, 6.375%, 7/1/24       1,667,430
--------------------------------------------------------------------------
                                                             $ 2,742,908
--------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.5%
--------------------------------------------------------------------------
 NR        AAA      $  500     Commonwealth of Puerto
                               Rico, "RIBS", (AMBAC),
                               Variable
                               Rate, 7/1/15/(1)/             $   585,625

 Aaa       AAA         575     Missouri Health and
                               Education Authority, (Saint
                               Louis Children's), (MBIA),
                               0.00%, 5/15/08                    357,897

 NR        AAA       1,000     Saint Louis County,
                               Mortgage Revenue, (GNMA),
                               (AMT), 5.40%, 1/1/16            1,035,160
--------------------------------------------------------------------------
                                                             $ 1,978,682
--------------------------------------------------------------------------

Hospitals -- 16.1%
--------------------------------------------------------------------------
 Aa2       AA       $3,250     Missouri Health and
                               Education Authority,
                               (Barnes Jewish Christian),
                               5.25%, 5/15/14                $ 3,361,248

 Baa       NR        2,000     Missouri Health and
                               Education Authority,
                               (Jefferson Memorial
                               Hospital), 6.00%, 8/15/23       2,094,780

 Baa       NR        1,900     Missouri Health and
                               Education Authority,
                               (Jefferson Memorial
                               Hospital), 6.80%, 5/15/25       2,085,307

 NR        BBB+      1,500     Missouri Health and
                               Education Authority, (Lake
                               of the Ozarks), 6.50%,
                               2/15/21                         1,640,100

 Aa1       AA+       1,000     Missouri Health and
                               Education Authority,
                               (Sisters of Mercy),
                               6.25%, 6/1/15                   1,069,130

 NR        BBB+      1,000     Missouri Health And
                               Educational Facilities
                               Authority, (Freeman Health
                               Systems Project), 5.25%,
                               2/15/18                           989,250

 NR        BBB-      1,250     West Plains, MO, Industrial
                               Development Authority,
                               (Ozarks Medical Center),
                               5.65%, 11/15/22                 1,271,325
--------------------------------------------------------------------------
                                                             $12,511,140
--------------------------------------------------------------------------

Housing -- 3.3%
--------------------------------------------------------------------------
 NR        AAA      $  935     Missouri Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue, (GNMA), 6.45%,
                               9/1/27                        $   995,962

 NR        AAA         535     Missouri Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue, (GNMA), (AMT),
                               6.75%, 6/1/24                     567,897

 NR        AAA         915     Missouri Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue, (GNMA), (AMT),
                               7.25%, 9/1/26                   1,028,433
--------------------------------------------------------------------------
                                                             $ 2,592,292
--------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.9%
--------------------------------------------------------------------------
 NR        BB-      $1,035     Jefferson County, (Kmart
                               Corporation), 6.40%, 8/1/08   $ 1,094,347

 NR        NR        1,280     Kansas City, Industrial
                               Development Authority,
                               (Airline Cargo Facilities),
                               8.50%, 1/1/17

 A3        NR        1,200     Missouri Environmental          1,453,414
                               Improvement and Energy
                               Resources Authority,
                               (American Cyanamid
                               Company), 5.80%, 9/1/09

 Baa3      BBB-      2,750     Puerto Rico Port Authority,     1,330,068
                               (American Airlines), (AMT),
                               6.25%, 6/1/26

 A1        A+        3,750     Saint Louis Industrial          2,988,288
                               Development Authority,
                               (Anheuser-Busch), (AMT),
                               5.875%, 11/1/26                 3,960,712
--------------------------------------------------------------------------
                                                             $10,826,829
--------------------------------------------------------------------------

Insured-Education -- 3.5%
--------------------------------------------------------------------------
 Aaa       AAA      $2,750     Missouri Health and
                               Education, (Saint Louis
                               University), (AMBAC),
                               5.20%, 10/1/26                $ 2,733,638
--------------------------------------------------------------------------
                                                             $ 2,733,638
--------------------------------------------------------------------------

Insured-Electric Utilities -- 8.2%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Sikeston, Electric
                               System, (MBIA), 5.00%,
                               6/1/22                        $   983,360

 Aaa       AAA       4,500     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, (Union
                               Electric), (AMBAC), (AMT),
                               5.45%, 10/1/28                  4,586,084


                       See notes to financial statements

Missouri Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
         Standard   (000's
Moody's  & Poor's   omitted)   Security                      Value
--------------------------------------------------------------------------

Insured-Electric Utilities (continued)
--------------------------------------------------------------------------
 Aaa       AAA      $  700     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(1)/             $   805,875
--------------------------------------------------------------------------
                                                             $ 6,375,319
--------------------------------------------------------------------------

Insured-General Obligations -- 0.7%
--------------------------------------------------------------------------
 Aaa       AAA      $  500     Commonwealth of Puerto
                               Rico, (FSA), Variable Rate,
                               8.998%, 7/1/22/(1)/           $   572,500
--------------------------------------------------------------------------
                                                             $   572,500
--------------------------------------------------------------------------

Insured-Hospitals -- 13.9%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     Jackson County, Saint
                               Joseph's Health System,
                               (MBIA), 6.50%, 7/1/12         $ 1,093,290

 Aaa       AAA         800     Jackson County, Saint
                               Joseph's Health System,
                               (MBIA), 6.50%, 7/1/19             876,296

 Aaa       AAA       1,500     Missouri Health and
                               Education Authority,
                               (AMBAC), 6.35%, 11/15/17        1,649,025

 Aaa       AAA       9,500     Missouri Health and
                               Education Authority,
                               (Lester Cox Medical
                               Center), (MBIA), 0.00%,
                               9/1/20                          2,984,615

 Aaa       AAA       2,900     Missouri Health and
                               Education Authority,
                               (Lester Cox Medical
                               Center), (MBIA), 5.35%,
                               6/1/10                          3,108,916

 Aaa       AAA       1,000     Missouri Health and
                               Education Authority,
                               (Sisters of Saint Mary),
                               (MBIA), 6.25%, 6/1/16           1,088,520
--------------------------------------------------------------------------
                                                             $10,800,662
--------------------------------------------------------------------------

Insured-Housing -- 2.1%
--------------------------------------------------------------------------
 Aaa       AAA      $1,500     SCA MFMR Receipts,
                               Springfield, MO, (FSA),
                               7.10%, 1/1/30                 $ 1,641,375
--------------------------------------------------------------------------
                                                             $ 1,641,375
--------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 3.3%
--------------------------------------------------------------------------
 Aaa       AAA      $1,400     Kansas City Municipal
                               Assistance Corporation,
                               Bartle Hall Convention,
                               (AMBAC), 5.00%, 4/15/20       $ 1,377,824

 Aaa       AAA         600     Kansas City School
                               District, Building
                               Corporation, (FGIC), 6.50%,
                               2/1/08                            648,696

 Aaa       AAA         500     Saint Charles County,
                               Public Facilities Authority,
                               (FGIC), 6.375%, 3/15/07           547,375
--------------------------------------------------------------------------
                                                             $ 2,573,895
--------------------------------------------------------------------------

Insured-Transportation -- 1.3%
--------------------------------------------------------------------------
 Aaa       AAA      $  910     Saint Louis, MO, Airport
                               Revenue, (Lambert
                               International Airport),       $ 1,027,108
                               (FGIC), 6.00%, 7/1/14
--------------------------------------------------------------------------
                                                             $ 1,027,108
--------------------------------------------------------------------------

Insured-Water and Sewer -- 1.1%
--------------------------------------------------------------------------
 Aaa       AAA      $  750     City of Saint Louis,
                               (FGIC), 6.00%, 7/1/14         $   821,445
--------------------------------------------------------------------------
                                                             $   821,445
--------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 8.0%
--------------------------------------------------------------------------
 A         BBB+     $3,000     Saint Louis County,
                               Regional Convention and
                               Sports Complex Authority,
                               5.50%, 8/15/13                $ 3,047,610

 A         BBB+      1,000     Saint Louis County,
                               Regional Convention and
                               Sports Complex Authority,
                               5.75%, 8/15/21                  1,027,430

 NR        NR           75     Saint Louis, MO, Regional
                               Convention and Sports
                               Complex, 7.90%, 8/15/21            83,997

 A1        A+        2,000     State of Missouri, Regional
                               Convention and Sports
                               Complex Authority, 5.50%,
                               8/15/21                         2,035,460
--------------------------------------------------------------------------
                                                             $ 6,194,497
--------------------------------------------------------------------------

Life Care -- 4.5%
--------------------------------------------------------------------------
 Baa1      NR       $  300     Cass County, Fox Springs
                               Living Center, 7.375%,
                               10/1/22                       $   331,860

 NR        NR          915     Kansas City, MO, Industrial
                               Development Authority,
                               (Kingswood United Methodist
                               Manor), 9.00%, 11/15/13         1,059,332

                       See notes to financial statements

Missouri Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------------

Life Care (continued)
--------------------------------------------------------------------------------
 NR        NR       $2,000     Missouri Health and
                               Education Authority,
                               (Lutheran Senior Services),
                               6.375%, 2/1/27                $ 2,116,100
--------------------------------------------------------------------------------
                                                             $ 3,507,292
--------------------------------------------------------------------------------

Nursing Homes -- 3.5%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Kansas City, Industrial
                               Development Authority,
                               (Beverly Enterprises),
                               8.00%, 12/1/02                $ 1,078,200

 NR        NR          500     Missouri Health and
                               Education Authority,
                               (Bethesda Health Group of
                               Saint Louis Inc.), 6.625%,
                               8/15/05                           533,425

 NR        NR        1,000     Missouri Health and
                               Education Authority,
                               (Bethesda Health Group of
                               Saint Louis, Inc.), 7.50%,
                               8/15/12                         1,126,030
--------------------------------------------------------------------------------
                                                             $ 2,737,655
--------------------------------------------------------------------------------

Pooled Loans -- 3.6%
--------------------------------------------------------------------------------
 A         NR       $2,750     Missouri Higher Education
                               Loan Authority, Student
                               Loan, (AMT), 5.45%, 2/15/09   $ 2,787,153
--------------------------------------------------------------------------------
                                                             $ 2,787,153
--------------------------------------------------------------------------------

Special Tax Revenue -- 2.4%
--------------------------------------------------------------------------------
 Baa1      A        $1,000     Puerto Rico, Highway and
                               Transportation Authority,
                               6.625%, 7/1/12                $ 1,101,130

 NR        NR          650     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                           729,677
--------------------------------------------------------------------------------
                                                             $ 1,830,807
--------------------------------------------------------------------------------

Transportation -- 1.5%
--------------------------------------------------------------------------------
 NR        NR       $1,000     Lake of The Ozarks
                               Community Bridge
                               Corporation, 6.40%,
                               12/1/25/(2)/                  $ 1,158,080
--------------------------------------------------------------------------------
                                                             $ 1,158,080
--------------------------------------------------------------------------------

Water and Sewer -- 3.1%
--------------------------------------------------------------------------------
 Aa1       NR       $1,000     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, 0.00%,
                               1/1/14                        $   455,860

 Aa1       NR          500     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, 6.55%,
                               7/1/14                            548,245

 Aa1       NR        1,250     Missouri Environmental
                               Improvement and Energy
                               Resources Authority, 7.20%,
                               7/1/16                          1,435,263
--------------------------------------------------------------------------------
                                                             $ 2,439,368
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $70,126,590)                            $77,852,645
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 35.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.4% to 15.4% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

North Carolina Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
--------------------  Principal
                      Amount
          Standard    (000's
Moody's   & Poor's    omitted)   Security                          Value
--------------------------------------------------------------------------------

Education -- 3.0%
--------------------------------------------------------------------------------
Aa1       AA+         $1,000     North Carolina Educational
                                 (Duke University), 6.75%,
                                 10/1/21                          $   1,096,850

Aa2       AA           2,000     University of North
                                 Carolina at Chapel Hill,
                                 0.00%, 8/1/17                          756,120

Aa2       AA           2,500     University of North
                                 Carolina at Chapel Hill,
                                 0.00%, 8/1/19                          847,975

Aa3       AA           1,935     University of North
                                 Carolina at Chapel Hill,
                                 5.00%, 2/15/29                       1,887,341
--------------------------------------------------------------------------------
                                                                  $   4,588,286
--------------------------------------------------------------------------------

Electric Utilities -- 4.9%
--------------------------------------------------------------------------------
Baa1      BBB         $5,000     North Carolina Municipal
                                 Power Authority, (Eastern
                                 Power), 6.125%, 1/1/09           $   5,439,850

Baa1      BBB+         2,000     Puerto Rico Electric Power
                                 Authority, 0.00%, 7/1/17               746,500

Baa1      BBB+         2,000     Puerto Rico Electric Power
                                 Authority, 0.00%, 7/1/17               740,880

Baa1      BBB+           365     Puerto Rico Electric Power
                                 Authority, 7.125%, 7/1/14              385,148

NR        NR             240     Virgin Islands Water and
                                 Power Authority, 7.40%,
                                 7/1/11                                 262,908
--------------------------------------------------------------------------------
                                                                  $   7,575,286
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.3%
--------------------------------------------------------------------------------
NR        AAA         $1,000     Commonwealth of Puerto
                                 Rico, "RIBS", (AMBAC),
                                 Variable Rate, 7/1/15/(1)/       $   1,171,250

Baa1      AAA            635     Puerto Rico Electric Power
                                 Authority, Prerefunded to
                                 7/1/99, 7.125%, 7/1/14                 672,598

NR        AAA            150     Puerto Rico General
                                 Obligations, Prerefunded
                                 to 7/1/00, 7.30%, 7/1/20               164,352
--------------------------------------------------------------------------------
                                                                  $   2,008,200
--------------------------------------------------------------------------------

General Obligations -- 3.6%
--------------------------------------------------------------------------------
Baa1      A           $  500     Commonwealth of Puerto
                                 Rico, 0.00%, 7/1/17              $     188,390

Aa1       AAA            700     Durham, Public
                                 Improvement, 4.70%, 3/1/17/(2)/        678,594

A         A-             175     Eden, Water and Sewer
                                 Bonds, (AMT), 6.75%, 6/1/08            192,276

Aaa       AAA          3,550     North Carolina Capital
                                 Improvements, 4.75%, 2/1/12          3,560,650

Baa1      A            1,000     Puerto Rico Public
                                 Buildings Authority,
                                 5.25%, 7/1/21                          999,930

--------------------------------------------------------------------------------
                                                                  $   5,619,840
--------------------------------------------------------------------------------

Hospitals -- 15.4%
--------------------------------------------------------------------------------
Aa3       AA          $2,090     Charlotte-Mecklenberg
                                 Hospital, 0.00%, 1/1/06          $   1,491,215

Aa3       AA           2,000     Charlotte-Mecklenberg
                                 Hospital, 5.875%, 1/15/26            2,122,220

Aa3       AA           7,750     Charlotte-Mecklenberg
                                 Hospital, (Carolinas
                                 Healthcare Systems-Class
                                 A), 5.125%, 1/15/22/(3)/             7,660,099

Aa3       AA           3,500     North Carolina Medical
                                 Care Commission, (Duke
                                 Univ. Hosp.), 0.00%, 6/1/09          2,033,640

Aa3       AA           1,750     North Carolina Medical
                                 Care Commission, (Duke
                                 Univ. Hosp.), 5.25%, 6/1/21          1,754,043

Aa3       AA           2,000     North Carolina Medical
                                 Care Commission, (North
                                 Carolina Baptist
                                 Hospital), 6.00%, 6/1/22             2,124,000

Aa3       AA           1,700     North Carolina Medical
                                 Care Commission,
                                 (Presbyterian Health
                                 Services), 6.00%, 10/1/24            1,810,466

A1        A+           2,000     North Carolina Medical
                                 Care Commission, (Rex
                                 Hospital), 6.125%, 6/1/10            2,153,880

NR        BBB+         2,500     North Carolina Medical
                                 Care Commission,
                                 (Roanoke-Chowan Hospital),
                                 7.75%, 10/1/19                       2,649,150
--------------------------------------------------------------------------------
                                                                  $  23,798,713
--------------------------------------------------------------------------------

Housing -- 13.8%
--------------------------------------------------------------------------------
NR        AAA         $1,900     Charlotte Housing
                                 Authority, Double Oaks,
                                 FHA, (FNMA), 7.35%, 5/15/26      $   2,098,341

Aa2       AA           1,500     North Carolina Housing
                                 Finance Agency , Single
                                 Family Mortgage Revenue,
                                 (AMT), 6.30%, 3/1/26                 1,587,870

                       See notes to financial statements

North Carolina Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
--------------------  Principal
                      Amount
          Standard    (000's
Moody's   & Poor's    omitted)   Security                          Value
--------------------------------------------------------------------------------

Housing (continued)
--------------------------------------------------------------------------------
Aa2       AA          $2,250     North Carolina Housing
                                 Finance Agency,
                                 Multifamily Mortgage
                                 Revenue, 6.70%, 1/1/26           $   2,424,645

Aa2       AA           4,145     North Carolina Housing
                                 Finance Agency,
                                 Multifamily Mortgage
                                 Revenue, 6.85%, 7/1/13               4,443,689

Aa2       AA           1,945     North Carolina Housing
                                 Finance Agency,
                                 Multifamily Mortgage
                                 Revenue, (AMT), 6.45%, 9/1/27        2,074,984

Aa        AA           1,250     North Carolina Housing
                                 Finance Agency, Single
                                 Family Mortgage Revenue,
                                 (AMT), 6.20%, 9/1/27                 1,310,600

Aa        AA           2,080     North Carolina Housing
                                 Finance Agency, Single
                                 Family Mortgage Revenue,
                                 (AMT), 6.60%, 9/1/26                 2,217,842

Aa2       AA           3,880     North Carolina Housing
                                 Finance Agency, Single
                                 Family Mortgage Revenue,
                                 (AMT), 6.70%, 9/1/26                 4,148,884

Aa        AA             785     North Carolina Housing
                                 Finance Agency, Single
                                 Family Mortgage Revenue,
                                 (AMT), 7.05%, 9/1/20                   837,375

Aaa       AAA            125     Puerto Rico Housing
                                 Finance Corp., Single
                                 Family Mortgage Revenue,
                                 (GNMA), 6.85%, 10/15/23                132,854
--------------------------------------------------------------------------------
                                                                  $  21,277,084
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 14.7%
--------------------------------------------------------------------------------
A2        A           $1,015     Chatham County Industrial
                                 Facilities and Pollution,
                                 (Carolina Power and
                                 Light), 6.30%, 6/15/14           $   1,088,851

Baa1      NR           1,350     Haywood County Industrial
                                 Development Authority,
                                 (Champion International
                                 Corporation), 6.25%, 9/1/25          1,463,481

Baa1      BBB          2,750     Haywood County Industrial
                                 Development Authority,
                                 (Champion International
                                 Corporation), (AMT),
                                 5.50%, 10/1/18/(4)/                  2,815,725

Baa1      BBB          1,500     Haywood County Industrial
                                 Development Authority,
                                 (Champion International
                                 Corporation), (AMT),
                                 5.75%, 12/1/25                       1,567,305

A2        A            3,750     Martin County Industrial
                                 Development Authority,
                                 (Weyerhaeuser Company),
                                 (AMT), 6.80%, 5/1/24                 4,179,413

Baa2      BBB          2,500     New Hanover County,
                                 (Occidental Petroleum
                                 Corporation), 6.70%, 7/1/19          2,693,350

Baa3      BBB-         6,155     Puerto Rico Port
                                 Authority, (American
                                 Airlines), (AMT), 6.25%,
                                 6/1/26/(3)/                          6,688,331

Baa3      BBB-         1,150     Puerto Rico Port
                                 Authority, (American
                                 Airlines), (AMT), 6.30%,
                                 6/1/23                               1,229,143

NR        AA-            850     Robeson County, Industrial
                                 Facilities and Pollution
                                 Control Financing
                                 Authority, (Campbell Soup
                                 Company), 6.40%, 12/1/06               973,344
--------------------------------------------------------------------------------
                                                                  $  22,698,943
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 7.7%
--------------------------------------------------------------------------------
Aaa       AAA         $2,000     Fayetteville, NC, Public
                                 Works Commission Revenue,
                                 (FGIC), 4.75%, 3/1/14            $   1,956,120

Aaa       AAA          1,500     North Carolina Eastern
                                 Municipal Power Authority,
                                 (FSA), Variable Rate, 1/1/19/(1)/    1,593,750

Aaa       AAA          2,320     North Carolina Eastern
                                 Municipal Power Authority,
                                 (MBIA), 5.375%, 1/1/24               2,371,898

Aaa       AAA          4,000     North Carolina Municipal
                                 Power Authority, (Catawba
                                 Electric), (MBIA),
                                 Variable Rate, 1/1/12/(1)/           4,350,000

Aaa       AAA          1,400     Puerto Rico Electric Power
                                 Authority, "STRIPES",
                                 (FSA), Variable
                                 Rate, 7/1/02/(1)/                    1,575,000
--------------------------------------------------------------------------------
                                                                  $  11,846,768
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.6%
--------------------------------------------------------------------------------
Aaa       AAA         $3,500     Puerto Rico, (FSA),
                                 Variable Rate, 7/1/22/(1)/       $   4,007,500
--------------------------------------------------------------------------------
                                                                  $   4,007,500
--------------------------------------------------------------------------------

Insured-Hospitals -- 7.6%
--------------------------------------------------------------------------------
Aaa       AAA         $  500     Cumberland County
                                 Hospital, (MBIA), 0.00%,
                                 10/1/09                          $     294,430



                       See notes to financial statements

North Carolina Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D



Ratings (Unaudited)
--------------------  Principal
                      Amount
          Standard    (000's
Moody's   & Poor's    omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
Aaa       AAA         $5,000     North Carolina Medical
                                 Care Commission Hospital
                                 Revenue, (Wake County
                                 Hospital), (MBIA), 5.375%,
                                 10/1/26                          $   5,079,550

Aaa       AAA            935     North Carolina Medical
                                 Care Commission, (Memorial
                                 Mission Hospital), (FSA),
                                 0.00%, 10/1/06                         640,522

Aaa       AAA          5,000     North Carolina Medical
                                 Care Commission, (Saint
                                 Joseph's Medical Center),
                                 (AMBAC), 5.10%, 10/1/14              5,054,550

Aaa       AAA          1,500     North Carolina Medical
                                 Care Commission, (Wilson
                                 Memorial Hospital),
                                 (AMBAC), 0.00%, 11/1/15                619,020
--------------------------------------------------------------------------------
                                                                  $  11,688,072
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 4.9%
--------------------------------------------------------------------------------
Aaa       AAA         $2,150     Charlotte, Convention
                                 Facility, (AMBAC), 5.25%,
                                 12/1/13                          $   2,197,924

Aaa       AAA          1,575     Franklin, (FGIC), 6.625%,
                                 6/1/14                               1,763,039

Aaa       AAA          1,000     Mooresville School
                                 District, (AMBAC), 6.35%,
                                 10/1/14                              1,099,720

Aaa       AAA          1,000     New Hanover County, NC,
                                 (New Hanover Project),
                                 (MBIA), 5.00%, 12/1/17                 986,340

Aaa       AAA          1,500     Pasquotank County, NC,
                                 Public Schools Project,
                                 (MBIA), 5.00%, 6/1/15                1,494,735
--------------------------------------------------------------------------------
                                                                  $   7,541,758
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 8.6%
--------------------------------------------------------------------------------
A1        A           $2,065     Buncombe County,
                                 6.625%, 12/1/10                  $   2,242,631

A3        A-           6,000     Columbus County, NC,
                                 Industrial Facility and
                                 Pollution Control
                                 Financing, (International
                                 Paper Co., Project-Series
                                 A), (AMT), 6.15%, 4/1/21             6,454,620

NR        AA             825     Durham County, 6.10%, 7/15/07          896,363

Aa3       NR             985     Durham County, 6.75%, 12/1/11        1,095,064

A1        AA           2,400     Greensboro, Greensboro
                                 Coliseum Arena, 6.75%, 12/1/09       2,613,096
--------------------------------------------------------------------------------
                                                                  $  13,301,774
--------------------------------------------------------------------------------

Special Tax Revenue -- 9.9%
--------------------------------------------------------------------------------
Baa1      A           $3,900     Commonwealth of Puerto
                                 Rico Highway and
                                 Transportation Authority,
                                 5.00%, 7/1/36                    $   3,795,948

Baa1      A            4,000     Commonwealth of Puerto
                                 Rico Highway and
                                 Transportation Authority,
                                 5.25%, 7/1/20                        3,984,080

Baa1      A            1,490     Puerto Rico Highway and
                                 Transportation Authority,
                                 5.50%, 7/1/15                        1,582,767

Baa1      A            2,875     Puerto Rico Highway and
                                 Transportation Authority,
                                 5.50%, 7/1/36                        3,003,771

NR        NR           2,550     Virgin Islands Public
                                 Finance Authority, 7.25%,
                                 10/1/18                              2,862,579
--------------------------------------------------------------------------------
                                                                  $  15,229,145
--------------------------------------------------------------------------------

Transportation -- 0.7%
--------------------------------------------------------------------------------
NR        BBB         $1,000     Guam Airport Authority,
                                 (AMT), 6.70%, 10/1/23            $   1,098,210
--------------------------------------------------------------------------------
                                                                  $   1,098,210
--------------------------------------------------------------------------------

Water and Sewer -- 1.3%
--------------------------------------------------------------------------------
Aa2       AA          $2,000     Orange County, Water and
                                 Sewer, 5.20%, 7/1/16             $   2,014,420
--------------------------------------------------------------------------------
                                                                  $   2,014,420
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $139,689,431)                                $ 154,293,999
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.



                       See notes to financial statements

North Carolina Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 23.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.5% to 9.6% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ When-issued security.
/(3)/ Security has been segregated to cover when-issued securities.
/(4)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.



                       See notes to financial statements

Oregon Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------

Cogeneration -- 2.0%
--------------------------------------------------------------------------
 NR        NR       $2,000     Western Generation Agency
                               (Wauna Cogeneration),
                               (AMT), 7.40%, 1/1/16          $   2,205,220
--------------------------------------------------------------------------
                                                             $   2,205,220
--------------------------------------------------------------------------

Education -- 1.0%
--------------------------------------------------------------------------
 A2        NR       $1,000     City of Salem, Educational
                               Facilities (Willamette
                               University), 6.10%, 4/1/14    $   1,063,440
--------------------------------------------------------------------------
                                                             $   1,063,440
--------------------------------------------------------------------------

Electric Utilities -- 5.4%
--------------------------------------------------------------------------
 Aa1       AA-      $4,000     City of Eugene, Trojan
                               Nuclear Power, 5.90%,
                               9/1/09/(1)/                   $   4,005,640

 A         A+          500     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               Variable Rate, 1/1/20/(2)/          561,875

 Aa1       AA-       1,250     Northern Wasco County,
                               McNary Dam Fishway
                               Hydroelectric, Bonneville
                               Power Administration,
                               5.20%, 12/1/24                    1,255,438
--------------------------------------------------------------------------
                                                             $   5,822,953
--------------------------------------------------------------------------

Escrowed / Prerefunded -- 7.1%
--------------------------------------------------------------------------
 A1        AAA      $2,000     City of Medford, Rogue
                               Valley Memorial Hospital,
                               6.25%, 12/1/07                $   2,237,120

 NR        AAA       2,000     Commonwealth of Puerto
                               Rico, "RIBS", (AMBAC),
                               Variable Rate, 7/1/15/(2)/        2,342,500

 Aa        A         1,500     Multnomah County, Juvenile
                               Justice Complex, 6.00%,
                               8/1/12                            1,624,590

 NR        A+        1,250     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Reed College),
                               6.75%, 7/1/21                     1,375,725
--------------------------------------------------------------------------
                                                             $   7,579,935
--------------------------------------------------------------------------

General Obligations -- 13.1%
--------------------------------------------------------------------------
 Baa1      A        $1,050     Commonwealth of Puerto
                               Rico, 0.00%, 7/1/17           $     395,619

 Aa        NR        1,000     Lane County, City of
                               Eugene, School District,
                               5.375%, 7/1/13                    1,019,200

 Aa2       AA        1,000     State of Oregon, Board of
                               Higher Education, 6.00%,
                               10/15/18                          1,064,190

 Aa2       AA        1,250     State of Oregon, Elderly
                               and Disabled Housing,
                               6.375%, 8/1/24                    1,361,513

 Aa2       AA        4,610     State of Oregon, Elderly
                               and Disabled Housing,
                               (AMT), 5.65%, 8/1/26              4,825,840

 Aa2       AA        2,000     State of Oregon, Veterans
                               Welfare, Series 76A,
                               5.90%, 10/1/17                    2,106,440

 Aa2       AA        1,190     State of Oregon, Veterans'
                               Welfare Bonds, 5.85%,
                               10/1/15                           1,240,480

 Aa2       AA        1,460     State of Oregon, Veterans'
                               Welfare Bonds, 5.875%,
                               10/1/18                           1,519,072

 Aa        AA+         500     Tri-County Metropolitan
                               Transportation District,
                               Light Rail Extension,
                               6.00%, 7/1/12                       531,145
--------------------------------------------------------------------------
                                                             $  14,063,499
--------------------------------------------------------------------------

Hospitals -- 1.0%
--------------------------------------------------------------------------
 A2        A+       $1,000     Clackamas County, Kaiser
                               Permanente, 6.25%, 4/1/21     $   1,059,940
--------------------------------------------------------------------------
                                                             $   1,059,940
--------------------------------------------------------------------------

Housing -- 34.8%
--------------------------------------------------------------------------
 Aaa       NR       $2,875     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue, Cherry
                               Blossom Apartments, (AMT),
                               6.20%, 12/20/36               $   3,027,433

 NR        A         1,750     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue,
                               Riverwood, 6.00%, 1/1/19          1,797,145

 NR        NR        2,105     Hood River County, OR,
                               Health Facility Authority
                               Elderly Housing Revenue
                               (Down Manor Project),
                               6.50%, 1/1/17                     2,198,125

 NR        A         1,000     Portland, OR Housing
                               Authority, 6.00%, 1/1/27          1,026,110


                       See notes to financial statements

Oregon Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Housing (continued)
--------------------------------------------------------------------------------
 Aa3       NR       $5,810     Portland, OR, Housing
                               Authority, Multifamily
                               Revenue Housing (Berry
                               Ridge Project), (AMT),       $   6,115,256
                               6.30%, 5/1/29

 Aa2       NR        1,975     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),         2,089,175
                               6.20%, 7/1/27

 Aa2       NR        3,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),         3,747,380
                               6.375%, 7/1/27

 Aa2       NR        1,985     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),         2,118,471
                               6.40%, 7/1/26

 Aa2       NR        2,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),         2,677,150
                               6.45%, 7/1/26

 Aa2       NR        1,500     State of Oregon, Housing
                               and Community Services
                               Department, Multifamily
                               Revenue (AMT), 6.20%,
                               7/1/28                           1,584,285

 Aa2       NR        2,500     State of Oregon, Housing
                               and Community Services
                               Department, Multifamily
                               Revenue, Series A, (AMT),
                               5.70%, 7/1/29                    2,547,925

 Aa2       NR        4,700     State of Oregon, Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, Series
                               A, (AMT), 6.20%, 7/1/27          4,986,746

 Aa3       NR        2,000     Washington County, OR,
                               Housing Authority,
                               Multifamily Revenue
                               (Bethany Meadows Project),
                               (AMT), 5.85%, 9/1/27             2,048,820

 Aa3       NR        1,390     Washington County, OR,
                               Housing Authority,
                               Multifamily Revenue,
                               (Bethany Meadows Project),
                               (AMT), 5.75%, 9/1/17             1,424,111
--------------------------------------------------------------------------------
                                                            $  37,388,132
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 10.1%
--------------------------------------------------------------------------------
 Baa2      BBB-     $3,500     Oregon Economic
                               Development Authority,
                               Georgia Pacific, (AMT),
                               6.35%, 8/1/25                $   3,748,605

 NR        BBB-     $5,000     Port of Astoria, Pollution
                               Control Revenue, James
                               River, 6.55%, 2/1/15         $   5,337,799

 NR        NR          750     Port of Portland, Ash
                               Grove Cement Company,
                               7.25%, 10/1/09                     813,773

 NR        NR        1,000     Port of Portland, North
                               Portland Crown Zellerbach
                               Corporation, 6.125%, 5/15/08     1,002,530
--------------------------------------------------------------------------------
                                                            $  10,902,707
--------------------------------------------------------------------------------

Insured-Education -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.00%,
                               10/1/13                      $   1,099,640

 Aaa       AAA       1,500     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.125%,
                               10/1/24                          1,643,625
--------------------------------------------------------------------------------
                                                            $   2,743,265
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 4.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Eugene, Electric
                               Utility Revenue (MBIA),
                               5.80%, 8/1/22                $   1,096,050

 Aaa       AAA       1,600     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               (MBIA), Variable Rate,
                               1/16/15/(2)/                     1,722,000

 Aaa       AAA       1,000     Emerald People's Utility
                               District, Electric System
                               (AMBAC), 5.75%, 11/1/16          1,051,900

 Aaa       AAA         500     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(2)/                  575,625
--------------------------------------------------------------------------------
                                                            $   4,445,575
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.0%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Yamhill, Clackamas and
                               Washington Counties,
                               Newberg School District      $   1,049,510
                               (FSA), 5.50%, 6/1/10
--------------------------------------------------------------------------------
                                                            $   1,049,510
--------------------------------------------------------------------------------

                       See notes to financial statements

Oregon Municipals Portfolio  as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 2.8%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,250     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program (AMBAC),
                               6.25%, 9/1/15                $   1,355,025

 Aaa       AAA       1,500     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program (MBIA),
                               6.25%, 11/1/19                   1,650,660
--------------------------------------------------------------------------------
                                                            $   3,005,685
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Portland, Arena
                               Natural Gas Tax Revenue
                               (AMBAC), 0.00%, 6/1/17       $     336,020
--------------------------------------------------------------------------------
                                                            $     336,020
--------------------------------------------------------------------------------

Insured-Transportation -- 5.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     Oregon Department of
                               Transportation, Westside
                               Light Rail (MBIA), 6.25%,
                               6/1/09                       $   1,676,655

 Aaa       AAA       1,000     Port of Portland, Portland
                               International Airport
                               (AMBAC), (AMT), 6.25%,
                               7/1/18                           1,074,820

 Aaa       AAA       2,750     Port of Portland, Portland
                               International Airport,
                               (AMT), (FGIC), 6.00%,
                               7/1/23                           2,928,393
--------------------------------------------------------------------------------
                                                            $   5,679,868
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 1.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,375     Washington County, Unified
                               Sewerage Agency, Senior
                               Lien (AMBAC), 6.125%,
                               10/1/12                      $   1,524,765
--------------------------------------------------------------------------------
                                                            $   1,524,765
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.4%
--------------------------------------------------------------------------------
 A         NR       $1,000     City of Portland, Urban
                               Renewal and Redevelopment
                               Bonds, Downtown Waterfront,
                               6.40%, 6/1/08                $   1,074,850

 Baa1      A           500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               6.375%, 7/1/08                     541,735

 A1        AA+      $3,000     Tri-County Metropolitan
                               Transportation District,
                               Limited Tax Pledge, 5.70%,
                               8/1/13                       $   3,156,480
--------------------------------------------------------------------------------
                                                            $   4,773,065
--------------------------------------------------------------------------------

Transportation -- 1.5%
--------------------------------------------------------------------------------
 Baa3      BBB-     $1,500     Port of Portland, Special
                               Obligation Revenue Bonds
                               (Delta Airlines
                               Incorporated), (AMT),
                               6.20%, 9/1/22                $   1,569,735
--------------------------------------------------------------------------------
                                                            $   1,569,735
--------------------------------------------------------------------------------

Water and Sewer -- 2.1%
--------------------------------------------------------------------------------
 NR        A+       $2,000     Clackamus County, Water
                               Revenue, 6.375%, 10/1/14     $   2,210,700
--------------------------------------------------------------------------------
                                                            $   2,210,700
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $99,512,231)                           $ 107,424,014
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
    Minimum Tax.

The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 19.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.8% to 8.4% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

South Carolina Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)   Security                           Value
--------------------------------------------------------------------------------

Education -- 3.0%
--------------------------------------------------------------------------------
NR        A          $1,500     South Carolina Education
                                Authority, Student Loan, (AMT),
                                6.30%, 9/1/08                      $ 1,599,165
--------------------------------------------------------------------------------
                                                                   $ 1,599,165
--------------------------------------------------------------------------------

Electric Utilities -- 9.1%
--------------------------------------------------------------------------------
A1        A-         $1,650     Berkeley County, SC Electric and
                                Gas Company, 6.50%, 10/1/14        $ 1,809,176

Baa1      BBB+        1,400     Puerto Rico Electric Power
                                Authority, 6.25%, 7/1/17             1,507,730

Baa1      BBB+          500     Puerto Rico Electric Power
                                Authority, 6.375%, 7/1/24              555,810

Aa2       AA-         1,000     South Carolina Public Service
                                Authority, 5.125%, 1/1/32              967,950
--------------------------------------------------------------------------------
                                                                   $ 4,840,666
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.3%
--------------------------------------------------------------------------------
Aaa       AAA        $  300     Piedmont Municipal Power Agency
                                (MBIA), 6.25%, 1/1/09              $   346,173

Aaa       AAA           805     Piedmont Municipal Power Agency,
                                Electric Revenue, (MBIA),
                                6.30%, 1/1/14                          895,080
--------------------------------------------------------------------------------
                                                                   $ 1,241,253
--------------------------------------------------------------------------------

General Obligations -- 0.3%
--------------------------------------------------------------------------------
Baa1      A          $  500     Commonwealth of Puerto Rico,
                                Public Improvement, 0.00%, 7/1/18  $   178,415
--------------------------------------------------------------------------------
                                                                   $   178,415
--------------------------------------------------------------------------------

Hospitals -- 3.0%
--------------------------------------------------------------------------------
A3        NR         $1,500     Horry County, SC (Conway
                                Hospital), 6.75%, 7/1/12/(1)/      $ 1,613,850
--------------------------------------------------------------------------------
                                                                   $ 1,613,850
--------------------------------------------------------------------------------

Housing -- 11.4%
--------------------------------------------------------------------------------
NR        BBB+       $1,000     South Carolina Housing Finance
                                Authority, Multifamily Mortgage
                                Revenue (Hunting Ridge) (AMT),
                                6.75%, 6/1/25                      $ 1,062,930

NR        AA-        $1,780     South Carolina Housing Finance
                                Authority, Multifamily Mortgage
                                Revenue (Runaway Bay Apartments),
                                6.20%, 12/1/20                       1,834,984

Aa        AA          1,500     South Carolina Housing Finance
                                Authority, Single Family Mortgage
                                Revenue, 6.375%, 7/1/16              1,600,185

Aa2       NR          1,500     South Carolina Housing Finance
                                Authority, Single Family Mortgage
                                Revenue, 6.45%, 7/1/17               1,602,480
--------------------------------------------------------------------------------
                                                                   $ 6,100,579
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 32.5%
--------------------------------------------------------------------------------
Baa2      BBB        $1,890     Aiken County, SC Industrial
                                Development Board (Beloit
                                Corporation), 6.00%, 12/1/11       $ 2,050,707

NR        BBB+        1,500     Chester County, SC (Spring
                                Industries), 7.35%, 2/1/14           1,639,530

A1        AA-         1,500     Darlington County, SC (Nucor
                                Corporation), (AMT),
                                5.75%, 8/1/23/(1)/                   1,550,235

A2        A-1         1,500     Darlington County, SC (Power and
                                Light Company), 6.60%, 11/1/10       1,663,920

A2        A           2,500     Darlington County, SC (Sonoco
                                Products), 6.00%, 4/1/26             2,661,449

A2        A             500     Darlington County, SC (Sonoco
                                Products), (AMT), 6.125%, 6/1/25       534,365

NR        NR            515     Florence County, SC, (Stone
                                Container Company), 7.375%,
                                2/1/07                                 561,505

A1        A-          2,665     Richland County, SC (Union Camp
                                Corporation), (AMT),
                                6.75%, 5/1/22                        2,921,185

NR        NR          1,500     Spartanburg County, SC Solid
                                Waste (Bavarian Motor Works
                                Corporation), (AMT), 7.55%,
                                11/1/24                              1,737,240

A2        A+          2,000     York County, SC (Hoechst Celanese
                                Corporation), (AMT),
                                5.70%, 1/1/24                        2,068,800
--------------------------------------------------------------------------------
                                                                   $17,388,936
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.7%
--------------------------------------------------------------------------------
Aaa       NR         $  500     Edgefield County, SC, Water And
                                Sewer Authority, (FGIC),
                                5.00%, 1/1/28/(2)/                 $   486,370


                       See notes to financial statements

South Carolina Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
-------------------- Principal
                     Amount
          Standard   (000's
Moody's   & Poor's   omitted)   Security                           Value
--------------------------------------------------------------------------------

Insured-Electric Utilities (continued)
--------------------------------------------------------------------------------
Aaa       AAA        $  195     Piedmont Municipal Power Agency,
                                Electric Revenue, (MBIA),
                                6.30%, 1/1/14                      $   212,987

Aaa       AAA         1,250     South Carolina Public Service
                                Authority (AMBAC), 6.375%, 7/1/21    1,370,913

Aaa       AAA         1,000     South Carolina State Public
                                Service Authority, (MBIA),
                                5.00%, 1/1/29                          969,360
--------------------------------------------------------------------------------
                                                                   $ 3,039,630
--------------------------------------------------------------------------------

Insured-General Obligations -- 2.1%
--------------------------------------------------------------------------------
Aaa       AAA        $1,000     Berkeley County, SC School
                                District (AMBAC), 6.30%, 2/1/16    $ 1,102,560
--------------------------------------------------------------------------------
                                                                   $ 1,102,560
--------------------------------------------------------------------------------

Insured-Hospitals -- 14.5%
--------------------------------------------------------------------------------
Aaa       AAA        $1,500     Greenwood County, (Self Memorial
                                Hospital) (FGIC),
                                5.875%, 10/1/17/(3)/               $ 1,581,045

Aaa       AAA         3,000     South Carolina Jobs Economic
                                Development Authority (Anderson
                                Area Medical Center) (MBIA),
                                5.25%, 2/1/26                        2,999,879

Aaa       AAA         1,000     South Carolina Jobs Economic
                                Development Authority (Baptist
                                Hospital) (AMBAC), 5.45%, 8/1/15     1,023,800

Aaa       AAA         1,000     South Carolina Jobs Economic
                                Development Authority (Baptist
                                Hospital) (AMBAC), Variable
                                Rate, 8/1/15/(4)/                    1,047,500

NR        AAA         1,000     South Carolina Jobs Economic
                                Development Authority, (Oconee
                                Memorial Hospital) (CLEE),
                                6.15%, 3/1/25                        1,092,340
--------------------------------------------------------------------------------
                                                                   $ 7,744,564
--------------------------------------------------------------------------------

Insured-Housing -- 2.0%
--------------------------------------------------------------------------------
Aaa       AAA        $1,000     South Carolina Housing Finance
                                and Development Authority, Single
                                Family Mortgage Revenue (AMBAC),
                                (AMT), 5.95%, 7/1/29               $ 1,043,910
--------------------------------------------------------------------------------
                                                                   $ 1,043,910
--------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 3.1%
--------------------------------------------------------------------------------
Aaa       AAA        $  500     Charleston County, SC (MBIA),
                                6.10%, 6/1/11                      $   548,455

Aaa       AAA         1,000     Florence County, SC (Law
                                Enforcement Center) (AMBAC),
                                6.00%, 3/1/14                        1,085,920
--------------------------------------------------------------------------------
                                                                   $ 1,634,375
--------------------------------------------------------------------------------

Insured-Life Care -- 2.7%
--------------------------------------------------------------------------------
Aaa       AAA        $1,500     Florence County, SC, Hospital
                                Revenue, (McLeod Regional Medical
                                Center), (MBIA), 5.00%, 11/1/20    $ 1,456,320
--------------------------------------------------------------------------------
                                                                   $ 1,456,320
--------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 5.1%
--------------------------------------------------------------------------------
Baa       NR         $  750     Lexington County School District,
                                6.90%, 7/1/08                      $   835,388

A3        BBB+        1,750     Myrtle Beach Convention Center,
                                6.875%, 7/1/17                       1,883,438
--------------------------------------------------------------------------------
                                                                   $ 2,718,826
--------------------------------------------------------------------------------

Solid Waste -- 1.9%
--------------------------------------------------------------------------------
A3        A-         $1,000     Georgetown County, SC,
                                Environmental Improvement
                                Revenue, (International Paper
                                Co.), 5.70%, 10/1/21               $ 1,035,230
--------------------------------------------------------------------------------
                                                                   $ 1,035,230
--------------------------------------------------------------------------------

Transportation -- 1.3%
--------------------------------------------------------------------------------
Baa1      A          $  750     Puerto Rico, Highway and
                                Transportation Authority,
                                4.75%, 7/1/38/(2)/                 $   692,055
--------------------------------------------------------------------------------
                                                                   $   692,055
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $48,723,252)                                   $53,430,334
--------------------------------------------------------------------------------


                       See notes to financial statements

South Carolina Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 32.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance. The aggregate percentage by financial institution ranged from 0.9% to 14.9% of total investments.

/(1)/ Security has been segregated to cover when-issued securities.
/(2)/ When-issued security.
/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(4)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

Tennessee Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------

Education -- 2.0%
--------------------------------------------------------------------------
 Baa2      NR       $1,000     Nashville and Davidson
                               County (Belmont
                               University),
                               6.40%, 12/1/19                $ 1,071,130
--------------------------------------------------------------------------
                                                             $ 1,071,130
--------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.6%
--------------------------------------------------------------------------
 NR        AAA      $  300     Commonwealth of Puerto
                               Rico, "RIBS", (AMBAC),
                               Variable Rate, 7/1/15/(1)/    $   351,375

 Aaa       AAA       1,500     Shelby County (Lebonheur
                               Children's Hospital),
                               (MBIA), 5.50%, 8/15/12          1,573,065
--------------------------------------------------------------------------
                                                             $ 1,924,440
--------------------------------------------------------------------------

General Obligations -- 3.9%
--------------------------------------------------------------------------
 Aa2       AA       $1,000     Metropolitan Government
                               Nashville and Davidson
                               County, 5.875%, 5/15/21       $ 1,065,640

 Aa2       AA+       1,000     Shelby County, 5.125%,
                               3/1/16                          1,005,020
--------------------------------------------------------------------------
                                                             $ 2,070,660
--------------------------------------------------------------------------

Hospitals -- 4.6%
--------------------------------------------------------------------------
 Baa1      NR       $  500     City of Clarksville,
                               Clarksville Memorial,
                               6.25%, 7/1/08                 $   536,025

 Baa1      NR          500     City of Clarksville,
                               Clarksville Memorial,
                               6.375%, 7/1/18                    535,030

 Baa1      BBB+        250     Knox County (East Tennessee
                               Children's), 6.50%, 10/1/12       267,490

 NR        A-        1,000     Sumner County, Sumner
                               Regional Health Systems,
                               7.50%, 11/1/14                  1,145,510
--------------------------------------------------------------------------
                                                             $ 2,484,055
--------------------------------------------------------------------------

Housing -- 15.8%
--------------------------------------------------------------------------
 NR        A        $  750     Knoxville Community
                               Development Corporation
                               (Clinton Towers),
                               6.65%, 10/15/10               $   792,645

 NR        AAA         500     Knoxville Community
                               Development Corporation
                               (Morningside Gardens)
                               (GNMA), 6.10%, 7/20/20            519,205

 NR        A         1,500     Nashville and Davidson
                               County (The Park at
                               Hermitage), 5.90%, 2/1/19       1,519,800

 Aa2       AA       $1,000     Tennessee Housing
                               Development Agency, 5.375%,
                               7/1/23                        $ 1,000,370

 Aa2       AA          445     Tennessee Housing
                               Development Agency,
                               Homeownership Program,
                               6.80%, 7/1/17                     472,830

 Aa        AA        1,000     Tennessee Housing
                               Development Agency,
                               Homeownership Program,
                               (AMT), 5.75%, 7/1/24            1,017,270

 A1        A+        1,000     Tennessee Housing
                               Development Agency,
                               Mortgage Finance Program,
                               5.85%, 7/1/13                   1,036,710

 A1        A+        2,000     Tennessee Housing
                               Development Agency,
                               Mortgage Finance Program,
                               5.95%, 7/1/28                   2,067,020
--------------------------------------------------------------------------
                                                             $ 8,425,850
--------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 27.0%
--------------------------------------------------------------------------
 Aa3       AA-      $1,000     City of Chattanooga (E.I.
                               du Pont de Nemours and
                               Co.), 6.35%, 7/1/22           $ 1,086,080

 Aa3       AA-       1,000     Humphreys County (E.I. du
                               Pont de Nemours and Co.),
                               (AMT), 6.70%, 5/1/24            1,109,300

 Aa2       AA        2,000     Loudon County
                               (Kimberly-Clark Corp.),
                               (AMT), 6.20%, 2/1/23/(2)/       2,123,220

 A3        A         2,750     Maury County (Saturn
                               Corp.), 6.50%, 9/1/24           3,028,025

 Baa1      BBB       1,500     McMinn County,TN  (Calhoun
                               Newsprint Co. Project -
                               Bowater Inc.), (AMT),
                               7.40%, 12/1/22                  1,679,160

 Baa2      BBB       1,500     Memphis-Shelby County
                               Airport Authority (Federal
                               Express Corp.), 6.75%,
                               9/1/12                          1,650,135

 Baa2      BBB       1,000     Memphis-Shelby County
                               Airport Authority (Federal
                               Express Corp.), (AMT),
                               6.20%, 7/1/14                   1,056,880

 NR        BBB+        500     Nashville and Davidson
                               County (Osco Treatment
                               Systems), (AMT),
                               6.00%, 5/1/03                     524,680

 Baa3      BBB-      1,000     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                   1,086,650

 A3        NR        1,000     South Fulton County, (Tyson
                               Foods Co.), (AMT), 6.40%,
                               10/1/20                         1,084,890
--------------------------------------------------------------------------
                                                             $14,429,020
--------------------------------------------------------------------------

                       See notes to financial statements

Tennessee Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------

Insured-Education -- 5.8%
--------------------------------------------------------------------------
 Aaa       AAA      $  700     Jackson, TN Health,
                               Education and Housing
                               (Lambuth University),
                               (FSA), 5.90%, 9/1/20          $   745,584

 Aaa       AAA       1,000     Metropolitan Nashville
                               Health and Education
                               (Meharry Medical College),
                               (AMBAC), 5.00%, 12/1/24           975,430

 Aaa       AAA       1,230     Metropolitan Nashville
                               Health and Education
                               (Meharry Medical College),
                               (AMBAC), 6.00%, 12/1/19         1,384,857
--------------------------------------------------------------------------
                                                             $ 3,105,871
--------------------------------------------------------------------------

Insured-Electric Utilities -- 8.4%
--------------------------------------------------------------------------
 Aaa       AAA      $  750     City of Dickson, Electric
                               System Revenues (MBIA),
                               5.50%, 9/1/16                 $   791,715

 Aaa       AAA       1,000     City of Lawrenceburg
                               Electric Revenues (MBIA),
                               5.50%, 7/1/26                   1,037,550

 Aaa       AAA       1,000     City of Lawrenceburg
                               Electric Revenues (MBIA),
                               6.625%, 7/1/18                  1,207,940

 Aaa       AAA       1,000     Madison County Suburban
                               Utility District, (MBIA),
                               5.00%, 2/1/19                     982,140

 Aaa       AAA         400     Puerto Rico Electric Power
                               Authority, "STRIPES",
                               (FSA), Variable
                               Rate, 7/1/03/(1)/                 460,500
--------------------------------------------------------------------------
                                                             $ 4,479,845
--------------------------------------------------------------------------

Insured-Hospitals -- 6.3%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     Chattanooga-Hamilton
                               County, Tennessee Hospital
                               Authority, (Erlanger
                               Medical Center), (MBIA),
                               5.00%, 10/1/28                $   966,520

 Aaa       AAA         500     City of Bristol, Bristol
                               Memorial (FGIC), 6.75%,
                               9/1/10                            603,255

 Aaa       AAA         250     City of Chattanooga,
                               Memorial Hospital (MBIA),
                               6.625%, 9/1/09                    297,695

 Aaa       AAA         500     City of Johnson, Johnson
                               City Medical Center (MBIA),
                               5.00%, 7/1/13                     502,680

 Aaa       AAA         500     Knox County, Fort Sanders
                               Alliance Obligated Group
                               (MBIA), 5.25%, 1/1/23             498,585

 Aaa       AAA         500     Nashville And Davidson
                               County, Tennessee HEFA,
                               (Baptist Hospital Inc.),
                               (MBIA), 4.75%, 11/1/18            474,090
--------------------------------------------------------------------------
                                                             $ 3,342,825
--------------------------------------------------------------------------

Insured-Housing -- 2.0%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     Knox County, SCA Realty
                               Multifamily Mortgage
                               Receipts (FSA),
                               7.125%, 1/1/30                $ 1,095,670
--------------------------------------------------------------------------
                                                             $ 1,095,670
--------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.2%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Johnson, School
                               District Sales Tax (AMBAC),
                               6.70%, 5/1/21                 $ 1,162,800
--------------------------------------------------------------------------
                                                             $ 1,162,800
--------------------------------------------------------------------------

Insured-Transportation -- 2.2%
--------------------------------------------------------------------------
 Aaa       AAA      $1,000     Memphis-Shelby County
                               Airport Authority (MBIA),
                               (AMT), 6.50%, 2/15/08         $ 1,154,710
--------------------------------------------------------------------------
                                                             $ 1,154,710
--------------------------------------------------------------------------

Insured-Water and Sewer -- 2.7%
--------------------------------------------------------------------------
 Aaa       AAA      $  350     Nashville and Davidson
                               County, Water System
                               (AMBAC), Variable
                               Rate, 1/1/22/(1)/             $   410,375

 Aaa       AAA       1,000     Nashville and Davidson
                               County, Water System
                               (FGIC), 5.20%, 1/1/13           1,048,570
--------------------------------------------------------------------------
                                                             $ 1,458,945
--------------------------------------------------------------------------

Miscellaneous -- 1.0%
--------------------------------------------------------------------------
 NR        NR       $  500     Hardeman County, TN,
                               (Correctional Facilities
                               Corp.), 7.75%, 8/1/17         $   563,825
--------------------------------------------------------------------------
                                                             $   563,825
--------------------------------------------------------------------------

Nursing Homes -- 2.1%
--------------------------------------------------------------------------
 NR        A+       $1,000     Tennessee State Veterans'
                               Homes Board, Humboldt,
                               6.65%, 2/1/14                 $ 1,109,250
--------------------------------------------------------------------------
                                                             $ 1,109,250
--------------------------------------------------------------------------

Pooled Loans -- 3.7%
--------------------------------------------------------------------------
 NR        A-       $1,200     Tennessee Local Development
                               Authority, Community
                               Provider, 6.55%, 10/1/23      $ 1,302,288


                       See notes to financial statements

Tennessee Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                      Value
--------------------------------------------------------------------------


Pooled Loans (continued)
--------------------------------------------------------------------------
 A2        AA-      $  700     Tennessee Local Development
                               Authority, State Loan
                               Program, 5.00%, 3/1/15        $   692,881
--------------------------------------------------------------------------
                                                             $ 1,995,169
--------------------------------------------------------------------------

Special Tax Revenue -- 2.9%
--------------------------------------------------------------------------
 Baa1      A        $1,575     Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/36      $ 1,532,979
--------------------------------------------------------------------------
                                                             $ 1,532,979
--------------------------------------------------------------------------

Transportation -- 3.8%
--------------------------------------------------------------------------
 NR        BBB      $1,000     Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23         $ 1,098,210

 NR        NR          900     Memphis-Shelby County,
                               Tennessee Airport
                               Authority, 6.125%, 12/1/16        921,735
--------------------------------------------------------------------------
                                                             $ 2,019,945
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $49,198,539)                            $53,426,989
--------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
    Minimum Tax.

The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific
industry or municipality.   In order to reduce the risk associated with
such economic developments, at February 28, 1998, 33.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.0% to 17.9% of total investments.

/(1)/ Security has been issued as an inverse floater bond.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited)


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Education -- 4.1%
--------------------------------------------------------------------------------
 NR        A-       $2,000     City of Lynchburgh (Randolph-
                               Macon Woman's College),
                               5.875%, 9/1/23                    $   2,078,020

 Baa3      NR        1,000     Rockingham County,
                               Industrial Development
                               Authority (Bridgewater
                               College), 5.95%, 10/1/13              1,043,320

 NR        A-        1,570     Virginia College Building
                               Authority (Hampden-Sydney
                               College), 6.60%, 9/1/16               1,696,966

 NR        A+        1,000     Virginia College Building
                               Authority (Hampton
                               University), 5.75%, 4/1/14            1,048,540

 NR        A+          400     Virginia College Building
                               Authority (Hampton
                               University), 6.50%, 4/1/08              435,944
--------------------------------------------------------------------------------
                                                                 $   6,302,790
--------------------------------------------------------------------------------

Electric Utilities -- 0.7%
--------------------------------------------------------------------------------
 NR        NR       $  965     Virgin Islands Water and
                               Power Authority, 7.40%, 7/1/11    $   1,057,109
--------------------------------------------------------------------------------
                                                                 $   1,057,109
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,665     Arlington County, Industrial
                               Development Authority (AMBAC),
                               5.00%, 9/1/21                     $   1,615,716

 Aaa       NR        1,000     Arlington County, Industrial
                               Development Authority,
                               (Arlington Hospital), 7.125%,
                               9/1/21                                1,116,900

 A         NR          500     Augusta County, Industrial
                               Development Authority
                               (Augusta Hospital), 7.00%, 9/1/21       555,375

 A2        NR        1,250     City of Martinsville
                               (Memorial Hospital of
                               Martinsville and Henry
                               County), 7.00%, 1/1/06                1,346,475

 NR        A+        1,700     City of Virginia Beach,
                               Water and Sewer System,
                               6.625%, 2/1/17                        1,880,897

 A2        NR        2,400     Prince William County,
                               Industrial Development
                               Authority (Potomac
                               Hospital), 6.85%, 10/1/25             2,809,968
--------------------------------------------------------------------------------
                                                                 $   9,325,331
--------------------------------------------------------------------------------

General Obligations -- 2.0%
--------------------------------------------------------------------------------
 Baa1      A        $  350     Commonwealth of Puerto
                               Rico, 0.00%, 7/1/04               $     266,543

 Baa1      A         2,000     Commonwealth of Puerto
                               Rico, 4.50%, 7/1/23                   1,806,540

 Aaa       AAA       1,000     Fairfax County, 5.625%,
                               6/1/14                                1,070,330
--------------------------------------------------------------------------------
                                                                 $   3,143,413
--------------------------------------------------------------------------------

Hospitals -- 14.0%
--------------------------------------------------------------------------------
 A2        NR       $3,800     Albermarle County, Industrial
                               Development Authority (Martha
                               Jefferson Hospital), 5.50%,
                               10/1/20                           $   3,861,028

 A2        NR          245     Chesapeake Hospital Authority
                               (Chesapeake General Hospital),
                               7.60%, 7/1/00                           258,294

 Aa2       AA        2,910     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/14            2,914,802

 Aa2       AA        2,000     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/15            1,991,900

 Aa2       AA        1,000     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 6.00%, 8/15/26            1,074,790

 NR        A-        2,000     Medical College of Hampton
                               Roads, 6.875%, 11/15/11               2,170,220

 Aa2       AA-       3,500     Peninsula Ports Authority
                               of Virginia, (Riverside
                               Health System), 6.625%, 7/1/10        3,824,695

 Aa2       AA        3,000     Virginia Beach Development
                               Authority (Sentara Bayside
                               Hospital), 6.60%, 11/1/09             3,285,630

 A3        NR        1,000     Washington County, Industrial
                               Development Authority (Johnston
                               Memorial Hospital), 6.00%, 7/1/14     1,054,000

 A3        NR        1,060     Washington County, Industrial
                               Development Authority (Johnston
                               Memorial Hospital), 7.00%, 7/1/22     1,155,400
--------------------------------------------------------------------------------
                                                                 $  21,590,759
--------------------------------------------------------------------------------


                       See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Housing -- 12.2%
--------------------------------------------------------------------------------
 NR        AAA      $1,250     Fairfax County Redevelopment
                               and Housing Authority
                               Multifamily Mortgage Revenue,
                               FHA, 7.00%, 5/1/26                $   1,338,775

 NR        AAA         960     Hampton Redevelopment and
                               Housing Authority, Senior
                               Living (GNMA), 6.00%, 1/20/26         1,000,493

 NR        AAA       1,000     Newport News, Redevelopment
                               and Housing Authority, MFMR,
                               5.85%, 8/20/30                        1,037,920

 NR        AAA       1,800     Suffolk Redevelopment and
                               Housing Authority (Prince
                               Williams Commons) (FNMA),
                               6.45%, 6/1/19                         1,920,726

 Aa1       AA+       3,500     Virginia Housing Development
                               Authority, Multifamily Mortgage
                               Revenue, 7.05%, 5/1/18                3,741,920

 Aa        AA+       5,000     Virginia Housing Development
                               Authority, Multifamily Mortgage
                               Revenue, (AMT), 6.75%, 7/1/21         5,269,699

 Aa1       AA+       2,330     Virginia Housing Development
                               Authority, Single Family
                               Mortgage Revenue, 6.85%, 1/1/15       2,487,811

 Aa        NR        1,900     Virginia Housing Development
                               Authority, Single Family
                               Mortgage Revenue, Variable
                               Rate, 7/1/04/(1)/                     2,014,000
--------------------------------------------------------------------------------
                                                                 $  18,811,344
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control
Revenue -- 17.4%
--------------------------------------------------------------------------------
 Baa2      NR       $4,500     Bedford County, Industrial
                               Development Authority,
                               (AMT), 5.60%, 12/1/25             $   4,552,515

 Aa3       AA-       2,190     City of Chesapeake
                               (Cargill Inc.), 5.875%, 3/1/13        2,325,649

 A2        A+        1,500     City of Giles (Hoechst Celanese
                               Corp.), (AMT), 5.95%, 12/1/25         1,580,430

 A2        A+        2,000     City of Giles (Hoechst Celanese
                               Corp.), (AMT), 6.45%, 5/1/26          2,202,200

 A2        A+          500     City of Giles (Hoechst Celanese
                               Corp.), (AMT), 6.625%, 12/1/22          542,235

 A3        A         2,000     Henrico County (Browning Ferris
                               Inc.), (AMT), 5.45%, 1/1/14/(2)/      2,057,740

 A1        A-        4,000     Isle of Wright County, Industrial
                               Development Authority (Union Camp
                               Corp.), (AMT), 6.55%, 4/1/24          4,373,520

 Baa3      BBB-      1,000     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.25%, 6/1/26                         1,086,650

 Baa3      BBB-      1,000     Puerto Rico Port Authority,
                               (American Airlines), (AMT),
                               6.30%, 6/1/23                         1,068,820

 Baa3      BBB         980     West Point (Chesapeake
                               Corp.), 6.25%, 3/1/19                 1,055,999

 Baa3      BBB       5,520     West Point (Chesapeake
                               Corp.), (AMT), 6.375%, 3/1/19         5,945,867
--------------------------------------------------------------------------------
                                                                 $  26,791,625
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $  900     Commonwealth of Puerto Rico,
                               Telephone Authority, (MBIA),
                               Variable Rate, 1/16/15/(1)/       $     968,625
--------------------------------------------------------------------------------
                                                                 $     968,625
--------------------------------------------------------------------------------

Insured-General Obligations -- 3.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $5,400     City of Richmond (FGIC),
                               5.00%, 1/15/21                    $   5,270,291
--------------------------------------------------------------------------------
                                                                 $   5,270,291
--------------------------------------------------------------------------------

Insured-Hospitals -- 10.4%
--------------------------------------------------------------------------------
 Aaa       AAA      $3,000     Augusta County, Industrial
                               Development Authority (Augusta
                               Hospital Corp.) (AMBAC),
                               5.125%, 9/1/21                    $   2,949,660

 Aaa       AAA       3,835     City of Fredericksburg,
                               Industrial Development Authority
                               (AMBAC), 5.25%, 6/15/23               3,829,363

 Aaa       AAA       5,000     City of Virginia Beach (Virginia
                               Beach Memorial Hospital)
                               (AMBAC), 5.125%, 2/15/18              5,018,549

 Aaa       AAA       2,000     City of Winchester, Industrial
                               Development Authority (Winchester
                               Medical Center) (AMBAC),
                               Variable Rate, 1/21/14/(1)/           2,512,500


                       See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $1,500     Henrico County (Bon Secour
                               Health Systems) (MBIA),
                               6.25%, 8/15/20                    $   1,737,270
--------------------------------------------------------------------------------
                                                                 $  16,047,342
--------------------------------------------------------------------------------

Insured-Transportation -- 3.5%
--------------------------------------------------------------------------------
 Aaa       AAA      $3,300     Chesapeake Bay Bridge and
                               Tunnel Dist. (MBIA),
                               5.00%, 7/1/22                     $   3,218,127

 Aaa       AAA       1,000     Metropolitan Washington
                               Airports Authority (MBIA),
                               (AMT), 5.75%, 10/1/20                 1,046,850

 Aaa       AAA       1,000     Richmond Metropolitan
                               Authority Expressway
                               (FGIC), 6.375%, 7/15/16               1,097,370
--------------------------------------------------------------------------------
                                                                 $   5,362,347
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 4.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Loudoun County Sanitation
                               Authority (FGIC), 5.125%,
                               1/1/30                            $     983,730

 Aaa       AAA       1,000     Prince William County, Service
                               Authority, (FGIC), 4.75%, 7/1/29        936,570

 Aaa       AAA       4,500     Upper Occoquan Sewage
                               Authority (MBIA), 5.00%, 7/1/25       4,381,965

 Aaa       AAA       1,000     Upper Occoquan Sewage
                               Authority (MBIA), 5.15%, 7/1/20       1,019,440
--------------------------------------------------------------------------------
                                                                 $   7,321,705
--------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 6.1%
--------------------------------------------------------------------------------
 Aa2       AA       $2,000     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.00%, 8/1/13              $   2,327,560

 Aa2       AA        2,250     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.125%, 8/1/21                 2,645,393

 NR        NR        1,250     King George County, Lease,
                               7.00%, 12/15/12                       1,335,050

 A         NR        3,000     Rockingham and Harrisonburg
                               Counties, Harrisonburg
                               Redevelopment and Housing
                               Authority, 6.50%, 9/1/14              3,149,160
--------------------------------------------------------------------------------
                                                                 $   9,457,163
--------------------------------------------------------------------------------

Life Care -- 1.8%
--------------------------------------------------------------------------------
 NR        A        $  400     Halifax County, Industrial
                               Development Authority,
                               (Halifax Regional
                               Hospital, Inc.), 5.25%, 9/1/17    $     394,000

 NR        NR        2,000     Loudoun County, VA, Industrial
                               Development Authority, (Falcons
                               Landing), 8.75%, 11/1/24              2,330,060
--------------------------------------------------------------------------------
                                                                 $   2,724,060
--------------------------------------------------------------------------------

Nursing Homes -- 0.2%
--------------------------------------------------------------------------------
 NR        NR       $  270     Covington-Allegheny
                               County, VA, IDA, (Beverly
                               Enterprises), 9.375%, 9/1/01      $     293,587
--------------------------------------------------------------------------------
                                                                 $     293,587
--------------------------------------------------------------------------------

Solid Waste -- 3.5%
--------------------------------------------------------------------------------
 A1        A+       $  915     Fairfax County Economic
                               Development Authority (Ogden
                               Martin Systems of Fairfax
                               Inc.), (AMT), 7.75%, 2/1/11       $     970,367

 A1        A+        2,000     James City County, IDA,
                               (Anheuser Busch), (AMT),
                               6.00%, 4/1/32                         2,127,540

 Baa1      A-        2,250     Southeastern Public Service
                               Authority, Solid Waste
                               Systems, (AMT), 6.00%, 7/1/13         2,344,613
--------------------------------------------------------------------------------
                                                                 $   5,442,520
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.6%
--------------------------------------------------------------------------------
 Baa1      A        $1,500     Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 5.00%, 7/1/36          $   1,459,980

 NR        NR        4,000     Virgin Islands Public Finance
                               Authority, 7.25%, 10/1/18             4,490,320

 Aa        AA        1,000     Virginia State Transportation
                               Board Revenue, Route 28,
                               Variable Rate, 4/1/18/(1)/            1,193,750
--------------------------------------------------------------------------------
                                                                 $   7,144,050
--------------------------------------------------------------------------------

Transportation -- 1.1%
--------------------------------------------------------------------------------
 NR        BBB      $  400     Charlottesville-Albermarle
                               VA Airport Authority,
                               (AMT), 6.125%, 12/1/13            $     418,504


                       See notes to financial statements

Virginia Municipals Portfolio as of February 28, 1998

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D


Ratings (Unaudited)
------------------  Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)   Security                          Value
--------------------------------------------------------------------------------

Transportation (continued)
--------------------------------------------------------------------------------
 Aa2       AA       $1,250     Virginia Port Authority,
                               (AMT), 5.90%, 7/1/16              $   1,326,263
--------------------------------------------------------------------------------
                                                                 $   1,744,767
--------------------------------------------------------------------------------

Water and Sewer -- 3.6%
--------------------------------------------------------------------------------
 Aa2       AA       $1,000     Fairfax County, VA Water
                               Authority, 5.00%, 4/1/16          $     992,900

 Aa2       AA-       1,000     Fairfax County, VA Water
                               Authority, Variable Rate,
                               8.296%, 4/1/29/(1)/                   1,062,500

 Aa2       AA        1,500     Fairfax County, Water
                               Authority, 5.00%, 4/1/21              1,491,795

 Aa2       AA          805     Fairfax County, Water
                               Authority, 6.00%, 4/1/22                880,300

 NR        AA        1,000     Virginia Resource Authority
                               (Hopewell Waste Water),
                               (AMT), 6.00%, 10/1/25                 1,064,440
--------------------------------------------------------------------------------
                                                                 $   5,491,935
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $140,880,567)                               $ 154,290,763
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.


The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at February 28, 1998, 23.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.4% to 10.4% of total investments.


/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                      See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited)

Statements of Assets and Liabilities

As of February 28, 1998


                                                  Alabama Portfolio    Arkansas Portfolio    Georgia Portfolio    Kentucky Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
     Identified cost                                   $87,219,402           $53,904,584          $82,080,212          $108,588,633
     Unrealized appreciation                             8,596,826             4,490,308            7,628,833             9,836,085
------------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                         $95,816,228           $58,394,892          $89,709,045          $118,424,718
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                   $ 1,266,417           $        83          $        81          $    332,769
Receivable for investments sold                                 --               657,405            1,503,017                    --
Interest receivable                                      1,512,913               901,009            1,189,872             1,922,429
Deferred organization expenses (Note 1D)                        --                 1,505                   42                    --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                           $98,595,558           $59,954,894          $92,402,057          $120,679,916
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)           $        --           $        --          $   490,018          $  1,809,200
Demand note payable (Note 5)                                    --               665,000              552,000                    --
Payable for daily variation margin on open financial
  futures contracts (Note 1E)                               13,781                 3,938               13,500                16,875
Payable to affiliate for Trustees' fees (Note 2)             1,451                 5,255                1,122                 1,436
Accrued expenses                                            15,733                11,525               11,293                13,995
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      $    30,965           $   685,718          $ 1,067,933          $  1,841,506
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
 Portfolio                                             $98,564,593           $59,269,176          $91,334,124          $118,838,410
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
 withdrawals                                           $89,973,531           $54,787,261          $83,709,132          $109,007,126
Net unrealized appreciation of investments
 (computed on the basis of identified cost)              8,591,062             4,481,915            7,624,992             9,831,284
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  $98,564,593           $59,269,176          $91,334,124          $118,838,410
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of February 28, 1998


                                                                           Louisiana     Maryland         Missouri   North Carolina
Assets                                                                     Portfolio     Portfolio        Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investments --
     Identified cost                                                     $ 33,028,050   $100,786,895   $ 70,126,590   $139,689,431
     Unrealized appreciation                                                2,153,479      6,931,533      7,726,055     14,604,568
------------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                                           $ 35,181,529   $107,718,428   $ 77,852,645   $154,293,999
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                     $    621,262   $  1,720,743   $    142,983   $    491,000
Receivable for investments sold                                                    --             --          5,000         50,000
Interest receivable                                                           576,308      1,426,264        970,845      2,325,414
Deferred organization expenses (Note 1D)                                        1,384             75             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                             $ 36,380,483   $110,865,510   $ 78,971,473   $157,160,413
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                        $  1,388,504    $        --   $         --   $         --
Payable for when-issued securities (Note 1G)                                  468,880      5,234,413             --        674,162
Payable for variation margin on open financial futures
      contracts (Note 1E)                                                       4,781          7,312         11,250         21,094
Payable to affiliate for Trustees' fees (Note 2)                                  280          1,436          1,122          1,870
Accrued expenses                                                                3,993         12,478          7,435         17,600
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                        $  1,866,438   $  5,255,639   $     19,807   $    714,726
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio                $ 34,514,045   $105,609,871   $ 78,951,666   $156,445,687
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals                  $ 32,362,777   $ 98,693,925   $ 71,228,812   $141,850,874
Net unrealized appreciation of investments (computed on the
     basis of identified cost)                                              2,151,268      6,915,946      7,722,854     14,594,813
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                    $ 34,514,045   $105,609,871   $ 78,951,666   $156,445,687
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Assets and Liabilities

As of February 28, 1998


                                                                                 South Carolina      Tennessee
Assets                                                       Oregon Portfolio       Portfolio        Portfolio    Virginia Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investments --
     Identified cost                                           $ 99,512,231       $ 48,723,252     $ 49,198,539      $140,880,567
     Unrealized appreciation                                      7,911,783          4,707,082        4,228,450        13,410,196
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                                $107,424,014       $ 53,430,334     $ 53,426,989      $154,290,763
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                           $    152,824       $    187,073     $        493      $    116,118
Interest receivable                                               1,477,875            728,046          768,384         2,379,833
Deferred organization expenses (Note 1D)                                 --              1,384               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                   $109,054,713       $ 54,346,837     $ 54,195,866      $156,786,714
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)                   $         --       $  1,178,745     $         --      $         --
Demand note payable (Note 5)                                             --                 --          181,000                --
Payable for daily variation margin on open
     financial futures contracts (Note 1E)                               --             11,250            7,875            11,531
Payable to affiliate for Trustees' fees (Note 2)                      1,452              5,255            2,997             1,870
Accrued expenses                                                     10,614              9,602            4,617            23,605
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              $     12,066       $  1,204,852     $    196,489      $     37,006
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio      $109,042,647       $ 53,141,985     $ 53,999,377      $156,749,708
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals        $101,130,864       $ 48,441,393     $ 49,773,167      $143,364,092
Net unrealized appreciation of investments (computed on the
     basis of identified cost)                                    7,911,783          4,700,592        4,226,210        13,385,616
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          $109,042,647       $ 53,141,985     $ 53,999,377      $156,749,708
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1998

                                                     Alabama Portfolio   Arkansas Portfolio   Georgia Portfolio   Kentucky Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                         $ 2,859,405          $ 1,737,589          $ 2,716,113        $ 3,559,592
------------------------------------------------------------------------------------------------------------------------------------
Total income                                            $ 2,859,405          $ 1,737,589          $ 2,716,113        $ 3,559,592
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                         $   187,142          $    96,193          $   171,727        $   240,241
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)               2,486                   --                1,525              2,007
Custodian fee (Note 1I)                                      31,831               22,308               27,762             36,048
Legal and accounting services                                25,602               23,500               23,499             25,600
Amortization of organization expenses (Note 1D)                 615                  660                1,076                511
Miscellaneous                                                12,443                7,843                5,852              3,982
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                          $   260,119          $   150,504          $   231,441        $   308,389
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
     Reduction of custodian fee (Note 1I)               $     5,656          $     4,399          $     7,478        $     8,952
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                $     5,656          $     4,399          $     7,478        $     8,952
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                            $   254,463          $   146,105          $   223,963        $   299,437
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                   $ 2,604,942          $ 1,591,484          $ 2,492,150        $ 3,260,155
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)    $   595,134          $   536,316          $ 1,047,900        $ 1,111,625
     Financial futures contracts                           (563,613)            (255,994)            (401,179)          (454,932)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions            $    31,521          $   280,322          $   646,721        $   656,693
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                $ 1,909,955          $ 1,123,032          $ 1,524,390        $ 1,824,655
     Financial futures contracts                             22,154              (21,589)              34,814             31,170
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
  (depreciation) of investments                         $ 1,932,109          $ 1,101,443          $ 1,559,204        $ 1,855,825
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments         $ 1,963,630          $ 1,381,765          $ 2,205,925        $ 2,512,518
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations              $ 4,568,572          $ 2,973,249          $ 4,698,075        $ 5,772,673
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1998

                                                             Louisiana           Maryland            Missouri         North Carolina
                                                             Portfolio           Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                             $ 1,005,879         $ 2,982,945         $ 2,281,303         $ 4,696,575
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                $ 1,005,879         $ 2,982,945         $ 2,281,303         $ 4,696,575
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                             $    39,212         $   202,356         $   137,655         $   335,671
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                      836               4,455               3,230               3,507
Custodian fee (Note 1I)                                          14,015              38,433              25,654              46,865
Legal and accounting services                                    16,900              25,600              20,000              25,600
Amortization of organization expenses (Note 1D)                     664                 749                 549               1,583
Miscellaneous                                                     1,906               4,914               4,835              13,893
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                              $    73,533         $   276,507         $   191,923         $   427,119
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)                    $     7,271         $    24,741         $     4,832         $    18,737
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                    $     7,271         $    24,741         $     4,832         $    18,737
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                $    66,262         $   251,766         $   187,091         $   408,382
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                       $   939,617         $ 2,731,179         $ 2,094,212         $ 4,288,193
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost
       basis)                                               $   393,633         $ 1,060,741         $   686,800         $ 2,470,431
    Financial futures contracts                                (178,020)           (398,376)           (331,310)         (1,024,189)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                $   215,613         $   662,365         $   355,490         $ 1,446,242
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
    (depreciation) --
    Investments (identified cost basis)                     $   447,372         $ 1,847,502         $ 1,734,837         $ 2,089,664
    Financial futures contracts                                  18,190             (36,114)             29,012             102,989
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                           $   465,562         $ 1,811,388         $ 1,763,849         $ 2,192,653
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on
    investments                                             $   681,175         $ 2,473,753         $ 2,119,339         $ 3,638,895
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 1,620,792         $ 5,204,932         $ 4,213,551         $ 7,927,088
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Operations

For the Six Months Ended February 28, 1998

                                                              Oregon            South Carolina       Tennessee           Virginia
                                                             Portfolio            Portfolio          Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                             $ 3,217,520         $ 1,567,164         $ 1,552,188         $ 4,620,957
------------------------------------------------------------------------------------------------------------------------------------
Total income                                                $ 3,217,520         $ 1,567,164         $ 1,552,188         $ 4,620,957
------------------------------------------------------------------------------------------------------------------------------------

Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                             $   213,913         $    79,364         $    81,019         $   328,450
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)                    4,227                  --               5,105               3,507
Custodian fee (Note 1I)                                          33,613              15,819              20,497              54,084
Legal and accounting services                                    22,044              23,501              20,000              25,501
Amortization of organization expenses (Note 1D)                     848                 707               1,084               1,258
Interest expense                                                     --               7,629                  --                  --
Miscellaneous                                                     6,037               2,629               1,514              13,207
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                              $   280,682         $   129,649         $   129,219         $   426,007
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)                    $     6,485         $        --         $     6,409         $    14,184
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                    $     6,485         $        --         $     6,409         $    14,184
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                $   274,197         $   129,649         $   122,810         $   411,823
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                       $ 2,943,323         $ 1,437,515         $ 1,429,378         $ 4,209,134
------------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost
       basis)                                               $   949,588         $   622,499         $   365,718         $ 2,284,353
    Financial futures contracts                                (327,439)            (15,862)           (234,394)           (626,776)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions                $   622,149         $   606,637         $   131,324         $ 1,657,577
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                     $ 1,522,983         $   649,027         $   928,076         $ 1,781,654
    Financial futures contracts                                 (50,937)             (6,490)             20,309             (56,837)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                           $ 1,472,046         $   642,537         $   948,385         $ 1,724,817
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments             $ 2,094,195         $ 1,249,174         $ 1,079,709         $ 3,382,394
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                  $ 5,037,518         $ 2,686,689         $ 2,509,087         $ 7,591,528
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1998


                                                           Alabama             Arkansas            Georgia              Kentucky
Increase (Decrease) in Net Assets                         Portfolio            Portfolio           Portfolio            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $   2,604,942        $   1,591,484        $   2,492,150        $   3,260,155
    Net realized gain on investment transactions              31,521              280,322              646,721              656,693
    Net change in unrealized appreciation
         (depreciation) of investments                     1,932,109            1,101,443            1,559,204            1,855,825
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $   4,568,572        $   2,973,249        $   4,698,075        $   5,772,673
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $   2,713,155        $     933,140        $   1,833,123        $   2,308,262
    Withdrawals                                          (11,073,131)          (7,323,031)         (10,359,141)         (12,352,729)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                       $  (8,359,976)       $  (6,389,891)       $  (8,526,018)       $ (10,044,467)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                             $  (3,791,404)       $  (3,416,642)       $  (3,827,943)       $  (4,271,794)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                 $ 102,355,997        $  62,685,818        $  95,162,067        $ 123,110,204
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                       $  98,564,593        $  59,269,176        $  91,334,124        $ 118,838,410
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1998



                                                          Louisiana            Maryland            Missouri           North Carolina
Increase (Decrease) in Net Assets                         Portfolio            Portfolio           Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $     939,617        $   2,731,179        $   2,094,212        $   4,288,193
    Net realized gain on investment transactions             215,613              662,365              355,490            1,446,242
    Net change in unrealized appreciation
         (depreciation) of investments                       465,562            1,811,388            1,763,849            2,192,653
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $   1,620,792        $   5,204,932        $   4,213,551        $   7,927,088
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $   1,604,720        $   3,114,767        $   2,263,089        $   3,418,506
    Withdrawals                                           (3,143,596)         (10,110,915)          (7,406,690)         (22,470,871)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                       $  (1,538,876)       $  (6,996,148)       $  (5,143,601)       $ (19,052,365)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                  $      81,916        $  (1,791,216)       $    (930,050)       $ (11,125,277)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                 $  34,432,129        $ 107,401,087        $  79,881,716        $ 167,570,964
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                       $  34,514,045        $ 105,609,871        $  78,951,666        $ 156,445,687
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

For the Six Months Ended February 28, 1998


                                                           Oregon           South Carolina         Tennessee            Virginia
Increase (Decrease) in Net Assets                         Portfolio            Portfolio            Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $   2,943,323        $   1,437,515        $   1,429,378        $   4,209,134
    Net realized gain on investment transactions             622,149              606,637              131,324            1,657,577
    Net change in unrealized appreciation
         (depreciation) of investments                     1,472,046              642,537              948,385            1,724,817
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $   5,037,518        $   2,686,689        $   2,509,087        $   7,591,528
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $   1,533,124        $   1,305,961        $   2,195,745        $   3,574,464
    Withdrawals                                          (11,220,761)          (4,820,590)          (4,867,135)         (16,073,816)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
    transactions                                       $  (9,687,637)       $  (3,514,629)       $  (2,671,390)       $ (12,499,352)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                             $  (4,650,119)       $    (827,940)       $    (162,303)       $  (4,907,824)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                 $ 113,692,766        $  53,969,925        $  54,161,680        $ 161,657,532
------------------------------------------------------------------------------------------------------------------------------------
At end of period                                       $ 109,042,647        $  53,141,985        $  53,999,377        $ 156,749,708
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


Increase (Decrease) in Net Assets                         Alabama             Arkansas             Georgia              Kentucky
                                                         Portfolio           Portfolio            Portfolio             Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $   5,801,367        $   3,707,520        $   5,659,411        $   7,114,833
    Net realized gain (loss) on investments                   36,452             (196,863)             619,588              790,878
    Net change in unrealized appreciation
         (depreciation) of investments                     3,859,164            2,344,431            2,869,835            4,675,966
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $   9,696,983        $   5,855,088        $   9,148,834        $  12,581,677
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                      $   4,814,194        $   1,860,201        $   5,129,603        $   4,738,142
    Withdrawals                                          (20,698,730)         (19,132,688)         (28,090,665)         (27,227,068)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions   $ (15,884,536)       $ (17,272,487)       $ (22,961,062)       $ (22,488,926)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                             $  (6,187,553)       $ (11,417,399)       $ (13,812,228)       $  (9,907,249)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                   $ 108,543,550        $  74,103,217        $ 108,974,295        $ 133,017,453
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $ 102,355,997        $  62,685,818        $  95,162,067        $ 123,110,204
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997



                                                               Louisiana          Maryland          Missouri       North Carolina
Increase (Decrease) in Net Assets                              Portfolio          Portfolio         Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                                   $   2,044,687     $   5,868,209     $   4,530,872     $   9,890,637
     Net realized gain on investment transactions                   17,105           583,641            47,598         2,200,237
     Net change in unrealized appreciation
          (depreciation) of investments                          1,149,891         3,765,437         3,709,574         4,378,307
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $   3,211,683     $  10,217,287     $   8,288,044     $  16,469,181
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                                           $   2,993,205     $   6,463,344     $   2,387,301     $   5,496,793
     Withdrawals                                                (6,821,430)      (19,867,889)      (15,955,992)      (41,439,395)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions         $  (3,828,225)    $ (13,404,545)    $ (13,568,691)    $ (35,942,602)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                   $    (616,542)    $  (3,187,258)    $  (5,280,647)    $ (19,473,421)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                         $  35,048,671     $ 110,588,345     $  85,162,363     $ 187,044,385
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                               $  34,432,129     $ 107,401,087     $  79,881,716     $ 167,570,964
-----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


                                                               Oregon       South Carolina     Tennessee       Virginia
Increase (Decrease) in Net Assets                             Portfolio       Portfolio        Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                                 $   6,643,900    $   3,172,029    $   3,029,119    $   9,461,124
     Net realized gain (loss) on investment transactions        (379,737)        (187,278)        (147,294)       1,844,132
     Net change in unrealized appreciation
          (depreciation) of investments                        3,337,142        2,182,137        2,422,406        4,117,767
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $   9,601,305    $   5,166,888    $   5,304,231    $  15,423,023
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                                         $   5,759,540    $   2,536,482    $   3,539,000    $   7,439,212
     Withdrawals                                             (31,426,734)     (12,051,592)     (10,746,904)     (38,849,024)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions       $ (25,667,194)   $  (9,515,110)   $  (7,207,904)   $ (31,409,812)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                 $ (16,065,889)   $  (4,348,222)   $  (1,903,673)   $ (15,986,789)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                       $ 129,758,655    $  58,318,147    $  56,065,353    $ 177,644,321
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                             $ 113,692,766    $  53,969,925    $  54,161,680    $ 161,657,532
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                    Alabama Portfolio
                                            ----------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                --------------------------------------------------------------------
                                             Six Months Ended                        August 31,                         Sept. 30,
                                             February 28, 1998  ---------------------------------------------------- ---------------
                                             (Unaudited)           1997          1996          1995         1994*         1993**
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets:++
------------------------------------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                   0.53%+          0.50%         0.49%         0.47%        0.44%+       0.25%+
Net expenses after custodian
  fee reduction                                      0.51%+          0.49%         0.45%           --           --           --
Net investment income                                5.26%+          5.47%         5.50%         5.77%        5.37%+       5.52%+
Portfolio Turnover                                      9%             23%           52%           51%          26%          10%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  (000's omitted)                               $  98,565      $  102,356    $  108,544    $  118,486   $  117,163    $  83,628
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses /(1)/                                                                                                             0.35%+
Net investment income                                                                                                      5.42%+
------------------------------------------------------------------------------------------------------------------------------------

+      Annualized.
*      For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Arkansas Portfolio
                                                     ------------------------------------------------------------------
                                                                                         Year Ended
                                                                        -----------------------------------------------
                                                     Six Months Ended                    August 31,
                                                     February 28, 1998  -----------------------------------------------
                                                     (Unaudited)          1997        1996        1995         1994*
-----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:++
-----------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                          0.50%+          0.49%        0.48%       0.46%        0.24%+
Net expenses after custodian fee reduction                 0.48%+          0.48%        0.46%         --           --
Net investment income                                      5.25%+          5.40%        5.40%       5.69%        5.60%+
Portfolio Turnover                                            9%             17%          11%         23%          16%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)               $59,269         $62,686      $74,103     $81,535      $82,917
-----------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                                                    0.43%+
Net investment income                                                                                            5.41%+
-----------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1994 to August 31, 1994.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               Georgia Portfolio
                                                --------------------------------------------------------------------------------
                                                                                           Year Ended
                                                                  --------------------------------------------------------------
                                                Six Months Ended                    August 31,                        Sept. 30,
                                                February 28, 1998 ------------------------------------------------  ------------
                                                (Unaudited)       1997          1996         1995          1994*        1993**
--------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
-------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                         0.50%+      0.49%         0.50%        0.46%         0.44%+       0.40%+
Expenses after custodian fee reduction                0.48%+      0.47%         0.45%          --            --           --
Net investment income                                 5.36%+      5.55%         5.59%        5.73%         5.37%+       5.37%+
Portfolio Turnover                                      10%         13%           21%          48%           45%          35%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)          $91,334     $95,162      $108,974     $122,949      $137,724     $119,311
-------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Kentucky Portfolio
                                             -----------------------------------------------------------------------------------
                                                                                         Year Ended
                                                               -----------------------------------------------------------------
                                             Six Months Ended                      August 31,                         Sept. 30,
                                             February 28, 1998 ---------------------------------------------------  ------------
                                             (Unaudited)          1997          1996         1995          1994*        1993**
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           A

Ratios to average daily net assets:
--------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                        0.51%+       0.51%         0.53%        0.49%         0.46%+       0.40%+
Expenses after custodian fee reduction               0.50%+       0.48%         0.50%          --            --           --
Net investment income                                5.41%+       5.56%         5.49%        5.75%         5.39%+       5.40%+
Portfolio Turnover                                     10%          28%           28%          30%           21%          11%
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)        $118,838     $123,110      $133,017     $145,269      $145,210     $117,936
--------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               Louisiana Portfolio
                                                        ---------------------------------------------------------------------
                                                                                           Year Ended
                                                                            -------------------------------------------------
                                                        Six Months Ended                   August 31,
                                                        February 28, 1998   -------------------------------------------------
                                                        (Unaudited)           1997        1996        1995          1994*
-----------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:++
-----------------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                          0.43%+             0.40%        0.30%       0.22%        0.14%+
Net expenses after custodian fee reduction                 0.38%+             0.38%        0.23%         --           --
Net investment income                                      5.45%+             5.85%        5.90%       6.06%        5.86%+
Portfolio Turnover                                           23%                27%          99%         46%          21%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)               $34,514            $34,432      $35,049     $34,309      $31,423
-----------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                              0.41%       0.33%        0.33%+
Expenses after custody fee reduction                                                       0.35%         --           --
Net investment income                                                                      5.79%       5.95%        5.67%+
-----------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1994 to August 31, 1994.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data



                                                                            Maryland Portfolio
                                               ------------------------------------------------------------------------------
                                                                                        Year Ended
                                                                 ------------------------------------------------------------
                                               Six Months Ended                  August 31,                        Sept. 30,
                                               February 28, 1998 -----------------------------------------------  -----------
                                               (Unaudited)         1997        1996        1995          1994*       1993**
-----------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:++
-----------------------------------------------------------------------------------------------------------------------------
Net expenses /(1)/                                 0.52%+           0.48%       0.51%        0.47%         0.44%+     0.36%+
Net expenses after custodian fee reduction         0.48%+           0.45%       0.48%          --            --         --
Net investment income                              5.16%+           5.38%       5.50%        5.79%         5.44%+     5.41%+
Portfolio Turnover                                   18%              30%         33%          30%           41%        34%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)      $105,610         $107,401    $110,588     $115,004      $117,856    $94,213
-----------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                                                         0.38%+
Net investment income                                                                                                 5.39%+
-----------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Missouri Portfolio
                                             -------------------------------------------------------------------------------
                                                                                      Year Ended
                                                               -------------------------------------------------------------
                                             Six Months Ended                    August 31,                       Sept. 30,
                                             February 28, 1998 ------------------------------------------------  -----------
                                             (Unaudited)          1997        1996         1995        1994*        1993**
----------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
----------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                         0.49%+       0.47%       0.49%        0.48%        0.45%+      0.40%+
Expenses after custodian fee reduction                0.48%+       0.46%       0.47%          --           --          --
Net investment income                                 5.32%+       5.52%       5.52%        5.76%        5.36%+      5.36%+
Portfolio Turnover                                       4%           5%         36%          24%          28%          6%
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)          $78,952      $79,882     $85,162      $93,162      $95,167     $75,273
----------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                         North Carolina Portfolio
                                            ------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                              -------------------------------------------------------------------
                                            Six Months Ended                       August 31,                         Sept. 30,
                                            February 28, 1998 ----------------------------------------------------- -------------
                                            (Unaudited)           1997         1996         1995          1994*        1993**
---------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
---------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                       0.53%+          0.52%        0.52%        0.48%         0.46%+       0.43%+
Expenses after custodian fee reduction              0.51%+          0.50%        0.48%          --            --           --
Net investment income                               5.32%+          5.53%        5.51%        5.78%         5.40%+       5.43%+
Portfolio Turnover                                    15%             42%          54%          33%           37%          21%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)       $156,446        $167,571     $187,044     $195,179      $199,772     $172,534
---------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               Oregon Portfolio
                                               ----------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                 ----------------------------------------------------------------
                                               Six Months Ended                     August 31,                        Sept. 30,
                                               February 28, 1998 --------------------------------------------------- ------------
                                               (Unaudited)         1997         1996          1995         1994*        1993**
---------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
---------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                        0.51%+          0.56%        0.50%        0.50%         0.46%+       0.43%+
Expenses after custodian fee reduction               0.50%+          0.55%        0.47%          --            --           --
Net investment income                                5.37%+          5.46%        5.37%        5.60%         5.26%+       5.30%+
Portfolio Turnover                                      4%             22%          28%          22%           15%          32%
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)        $109,043        $113,693     $129,759      $146,391     $153,119     $127,497
---------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                           South Carolina Portfolio
                                                      -------------------------------------------------------------------
                                                                                          Year Ended
                                                                        -------------------------------------------------
                                                      Six Months Ended                    August 31,
                                                      February 28, 1998 -------------------------------------------------
                                                      (Unaudited)         1997         1996        1995         1994*
-------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
-------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                               0.49%+         0.51%        0.53%       0.44%        0.37%+
Expenses after custodian fee reduction                      0.49%+         0.50%        0.51%         --           --
Net investment income                                       5.41%+         5.59%        5.65%       5.81%        5.47%+
Portfolio Turnover                                            14%             8%          36%         75%          23%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                $53,142        $53,970      $58,318     $61,412      $62,265
-------------------------------------------------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, February 1, 1994 to August 31, 1994.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                              Tennessee Portfolio
                                              ---------------------------------------------------------------------------------
                                                                                           Year Ended
                                                                 --------------------------------------------------------------
                                              Six Months Ended                     August 31,                      Sept. 30,
                                              February 28, 1998  -----------------------------------------------  -------------
                                              (Unaudited)          1997        1996         1995        1994*        1993**
-------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:++
-------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                       0.48%+          0.43%       0.45%        0.41%       0.36%+       0.08%+
Expenses after custodian fee reduction              0.46%+          0.42%       0.43%          --          --           --
Net investment income                               5.27%+          5.48%       5.52%        5.81%       5.49%+       5.60%+
Portfolio Turnover                                    10%              3%         39%          20%         10%          69%
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)        $53,999         $54,162     $56,065      $58,673     $56,496      $39,266
-------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses/(1)/                                                                                                         0.31%+
Net investment income                                                                                                 5.37%+
-------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                               Virginia Portfolio
                                             -----------------------------------------------------------------------------------
                                                                                           Year Ended
                                                               -----------------------------------------------------------------
                                             Six Months Ended                      August 31,                        Sept. 30,
                                             February 28, 1998 ---------------------------------------------------  ------------
                                             (Unaudited)         1997         1996          1995         1994*         1993**
--------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets:
--------------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                        0.54%+        0.52%        0.51%        0.48%         0.46%+        0.43%+
Expenses after custodian fee reduction               0.52%+        0.49%        0.48%          --            --            --
Net investment income                                5.32%+        5.53%        5.55%        5.81%         5.49%+        5.49%+
Portfolio Turnover                                      6%           25%          30%          38%           48%           29%
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)          $156,750      $161,658     $177,644      $191,748     $194,519      $174,260
--------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited)



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

  C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Options on Financial Futures Contracts -- Upon purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales

EV Municipals Portfolios as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



  proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

  H Other -- Investment transactions are accounted for on a trade date basis.

  I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

  J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  K Interim Financial Information-- The interim financial statements relating to February 28, 1998 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments necessary for the fair presentation of the financial statements.


2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended February 28, 1998, the Portfolios paid advisory fees as follows:


  Portfolio                             Amount              Effective Rate*
  ------------------------------------------------------------------------------
  Alabama                             $ 187,142                  0.38%
  Arkansas                               96,193                  0.32%
  Georgia                               171,727                  0.37%
  Kentucky                              240,241                  0.40%
  Louisiana                              39,212                  0.23%
  Maryland                              202,356                  0.38%
  Missouri                              137,655                  0.35%
  North Carolina                        335,671                  0.42%
  Oregon                                213,913                  0.39%
  South Carolina                         79,364                  0.30%
  Tennessee                              81,019                  0.30%
  Virginia                              328,450                  0.42%

  * Advisory fees paid as a percentage of average daily net assets (annualized).

  Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

  Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 1998, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

EV Municipals Portfolios as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



3 Investments
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the six months ended February 28, 1998 were as follows:

  Alabama Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 8,729,809
  Sales                                                               16,643,921

  Arkansas Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 5,221,428
  Sales                                                               10,875,500

  Georgia Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 9,362,636
  Sales                                                               15,975,154

  Kentucky Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $11,554,595
  Sales                                                               19,534,740

  Louisiana Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 8,231,039
  Sales                                                                7,840,203

  Maryland Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $19,534,037
  Sales                                                               21,233,944

  Missouri Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 3,004,105
  Sales                                                                7,267,496

  North Carolina Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $23,357,430
  Sales                                                               40,237,585

  Oregon Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 3,890,593
  Sales                                                               13,460,890

  South Carolina Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 7,550,174
  Sales                                                                9,631,716

  Tennessee Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 5,487,975
  Sales                                                                6,178,638

  Virginia Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                          $ 9,876,067
  Sales                                                               21,955,564


4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at February 28, 1998, as computed on a federal income tax basis, are as follows:

  Alabama Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                    $ 87,219,402
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                     $  8,602,546
  Gross unrealized depreciation                                          (5,720)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                       $  8,596,826
  ------------------------------------------------------------------------------

  Arkansas Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                    $ 53,904,584
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                     $  4,501,056
  Gross unrealized depreciation                                         (10,748)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                       $  4,490,308
  ------------------------------------------------------------------------------

  Georgia Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                    $ 82,080,212
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                     $  7,712,596
  Gross unrealized depreciation                                         (83,763)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                       $  7,628,833
  ------------------------------------------------------------------------------

EV Municipals Portfolios as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D




  Kentucky Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 108,588,633
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $   9,884,682
  Gross unrealized depreciation                                         (48,597)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $   9,836,085
  ------------------------------------------------------------------------------

  Louisiana Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $  33,028,050
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $   2,460,615
  Gross unrealized depreciation                                        (307,136)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $   2,153,479
  ------------------------------------------------------------------------------

  Maryland Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 100,786,895
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $   6,965,618
  Gross unrealized depreciation                                         (34,085)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $   6,931,533
  ------------------------------------------------------------------------------

  Missouri Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $  70,126,590
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $   7,726,055
  Gross unrealized depreciation                                               --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $   7,726,055
  ------------------------------------------------------------------------------

  North Carolina Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 139,689,431
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  14,625,092
  Gross unrealized depreciation                                         (20,524)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  14,604,568
  ------------------------------------------------------------------------------

  Oregon Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $  99,512,231
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $   7,924,008
  Gross unrealized depreciation                                         (12,225)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $   7,911,783
  ------------------------------------------------------------------------------

  South Carolina Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $  48,723,252
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $   4,713,611
  Gross unrealized depreciation                                          (6,529)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $   4,707,082
  ------------------------------------------------------------------------------

  Tennessee Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $  49,198,539
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $   4,241,529
  Gross unrealized depreciation                                         (13,079)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $   4,228,450
  ------------------------------------------------------------------------------

  Virginia Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 140,880,567
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  13,458,682
  Gross unrealized depreciation                                         (48,486)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  13,410,196
  ------------------------------------------------------------------------------


5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the

EV Municipals Portfolios as of February 28, 1998

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D



  facility is allocated among the participating portfolios and funds at the end of each quarter. At February 28, 1998, the Arkansas Portfolio, Kentucky Portfolio and Tennessee Portfolio had balances outstanding pursuant to this line of credit of $665,000, $552,000 and $181,000, respectively. At February 28, 1998, the average daily loan balance was $236,391 and the average interest rate was 6.4% for the South Carolina Portfolio. The maximum borrowing outstanding for the South Carolina Portfolio at any time during the six months ended February 28, 1998 was $2,032,000. The Portfolios (with the exception of the South Carolina Portfolio) did not have any significant borrowings or allocated fees during the six months ended February 28, 1998.


6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


  A summary of obligations under these financial instruments at February 28, 1998, is as follows:



                   Futures
                   Contracts                                      Net Unrealized
                   Expiration                                      Appreciation
  Portfolio        Date        Contracts                Position  (Depreciation)
  ------------------------------------------------------------------------------
  Alabama          6/98        49 U.S. Treasury Bonds   Short       $   (5,764)
  ------------------------------------------------------------------------------
  Arkansas         6/98        14 U.S. Treasury Bonds   Short       $   (8,393)
  ------------------------------------------------------------------------------
  Georgia          6/98        48 U.S. Treasury Bonds   Short       $   (3,841)
  ------------------------------------------------------------------------------
  Kentucky         6/98        60 U.S. Treasury Bonds   Short       $   (4,801)
  ------------------------------------------------------------------------------
  Louisiana        6/98        17 U.S. Treasury Bonds   Short       $   (2,211)
  ------------------------------------------------------------------------------
  Maryland         6/98        26 U.S. Treasury Bonds   Short       $  (15,587)
  ------------------------------------------------------------------------------
  Missouri         6/98        40 U.S. Treasury Bonds   Short       $   (3,201)
  ------------------------------------------------------------------------------
  North Carolina   6/98        75 U.S. Treasury Bonds   Short       $   (9,755)
  ------------------------------------------------------------------------------
  South Carolina   6/98        40 U.S. Treasury Bonds   Short       $   (6,490)
  ------------------------------------------------------------------------------
  Tennessee        6/98        28 U.S. Treasury Bonds   Short       $   (2,240)
  ------------------------------------------------------------------------------
  Virginia         6/98        41 U.S. Treasury Bonds   Short       $  (24,580)
  ------------------------------------------------------------------------------

  At February 28, 1998, the Portfolios had sufficient cash and/or securities segregated to cover margin requirements on open futures contracts.

Eaton Vance Municipals Funds as of February 28, 1998

INVESTMENT MANAGEMENT


Eaton Vance Municipals Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Municipals Portfolios

Officers

Thomas J. Fetter
President and Portfolio
Manager of South Carolina
Municipals Portfolio

James B. Hawkes
Vice President and Trustee

William H. Ahern, Jr.
Vice President and Portfolio Manager
of Alabama Municipals Portfolio

Robert B. MacIntosh
Vice President and Portfolio Manager
of Louisiana and North Carolina
Municipals Portfolios

Timothy T. Browse
Vice President and Portfolio Manager
of Arkansas, Maryland and
Virginia Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio Manager
of Georgia, Kentucky, Missouri, and
Tennessee Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio Manager of Oregon Municipals Portfolio

Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

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

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

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

Portfolio Investment Advisor
Boston Management and Research
24 Federal Street
Boston, MA 02110


Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123





Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110




--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------